Filed pursuant to Rule 433
                                                 Registration Number: 333-125593



                  MORGAN STANLEY CAPITAL I INC. TRUST 2006-HE2
                             FREE WRITING PROSPECTUS

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or the underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05
-001150.txt


                          IMPORTANT NOTICE RELATING TO
                    AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.

--------------------------------------------------------------------------------
You should read the section entitled "Risk Factors" starting on page S-[13] of this prospectus supplement and page 10 of the accompanying prospectus and consider these factors before making a decision to invest in the certificates.

The certificates represent interests in the issuing entity only and are not interests in or obligations of any other person.

Neither the certificates nor the underlying mortgage loans will be insured or guaranteed by any governmental agency or instrumentality.
--------------------------------------------------------------------------------


THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED MARCH 13, 2006 FREE WRITING PROSPECTUS SUPPLEMENT
(To Prospectus dated July 27, 2005)

                                 $2,187,509,000
               Mortgage Pass-Through Certificates, Series 2006-HE2
                  Morgan Stanley Capital I Inc. Trust 2006-HE2
                                 Issuing Entity
                          Morgan Stanley Capital I Inc.
                                    Depositor
                      Morgan Stanley Mortgage Capital Inc.
                                     Sponsor
                     Wells Fargo Bank, National Association
                                    Servicer
                    JPMorgan Chase Bank, National Association
                                    Servicer
                           HomEq Servicing Corporation
                                    Servicer

            The following classes of certificates are being offered pursuant to this prospectus supplement and the accompanying prospectus:

               Original Class      Pass-Through
Class        Certificate Balance       Rate
----------   -------------------   ------------
Class A-1           $435,720,000     Variable
Class A-2a          $690,310,000     Variable
Class A-2b          $196,890,000     Variable
Class A-2c          $295,470,000     Variable
Class A-2d          $183,755,000     Variable
Class M-1            $78,206,000     Variable
Class M-2            $71,406,000     Variable
Class M-3            $43,070,000     Variable
Class M-4            $37,403,000     Variable
Class M-5            $36,270,000     Variable
Class M-6            $32,869,000     Variable
Class B-1            $32,869,000     Variable
Class B-2            $29,469,000     Variable
Class B-3            $23,802,000     Variable


Assets of the Issuing Entity --

o The issuing entity is a trust whose assets consist primarily of two groups of fixed and adjustable rate, first-lien and second-lien mortgage loans secured by residential real properties.

The certificates --

o The certificates represent beneficial interests in the assets of the issuing entity, as described in this prospectus supplement; and

o The certificates will accrue interest at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps, as described in this prospectus supplement under "Summary--Pass-Through Rates."

Credit enhancement --

o Subordination as described in this prospectus supplement under "Description of the Certificates--Priority of Distributions Among Certificates,"

o Overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions," and

o Excess interest as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions."

Interest Rate Support --

o An interest rate swap agreement with Morgan Stanley Capital Services Inc., as swap provider, for the benefit of the certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Swap Agreement."

      THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE NOT APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS ARE TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Morgan Stanley Capital I Inc. will not list the certificates on any securities exchanges or on any automated quotation system of any securities association. Each class of certificates will receive monthly distributions of interest, principal or both, commencing on May 25, 2006.

                                 MORGAN STANLEY

                                                                March [__], 2006

            Important notice about the information presented in this
              prospectus supplement and the accompanying prospectus

      We provide information to you about the certificates in two separate documents that provide more detail in progression: (1) the accompanying prospectus, which provides general information, some of which may not apply directly to your series of certificates, and (2) this prospectus supplement, which describes the specific terms of your series of certificates. If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

      You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

      We are not offering the Mortgage Pass-Through Certificates, Series 2006-HE2 in any state or other jurisdiction where the offer is not permitted.

      For 90 days following the date of this prospectus supplement, all dealers selling certificates will deliver a prospectus supplement and prospectus. This requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters of the certificates with respect to their unsold allotments or subscriptions.

      We cannot sell the certificates to you unless you have been given the opportunity to receive both this prospectus supplement and the accompanying prospectus.

      We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The table of contents in this prospectus supplement and the table of contents in the prospectus provide the pages on which these captions are located.

      Some of the terms used in this prospectus supplement are capitalized. These capitalized terms have specified definitions, which are included at the end of this prospectus supplement under the heading "Glossary."

      In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to Morgan Stanley Capital I Inc.

      All annexes and schedules to this prospectus supplement are a part of this prospectus supplement.

      Morgan Stanley Capital I Inc.'s principal offices are located at 1585 Broadway, New York, New York 10036, and its phone number is (212) 761-4000.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

      (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

      (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

SUMMARY..................................................................S-5
RISK FACTORS............................................................S-13
THE MORTGAGE LOAN POOL..................................................S-25
   General..............................................................S-25
   Prepayment Premiums..................................................S-26
   Adjustable Rate Mortgage Loans.......................................S-26
   The Index............................................................S-27
   Underwriting Guidelines..............................................S-27
   The Mortgage Loans in the Aggregate..................................S-41
   The Group I Mortgage Loans...........................................S-42
   The Group II Mortgage Loans..........................................S-43
   Credit Scores........................................................S-44
THE SPONSOR.............................................................S-45
STATIC POOL INFORMATION.................................................S-46
THE DEPOSITOR...........................................................S-46
THE ISSUING ENTITY......................................................S-47
THE SERVICERS...........................................................S-47
   General..............................................................S-47
   Wells Fargo Bank, National Association...............................S-47
THE SECURITIES ADMINISTRATOR............................................S-49
THE TRUSTEE.............................................................S-49
THE CUSTODIANS..........................................................S-49
   General..............................................................S-49
   Wells Fargo Bank, National Association...............................S-49
   LaSalle Bank National Association....................................S-50
INTEREST RATE SWAP COUNTERPARTY.........................................S-50
DESCRIPTION OF THE CERTIFICATES.........................................S-50
   General..............................................................S-50
   Book-Entry Registration..............................................S-51
   Definitive Certificates..............................................S-54
   Assignment of the Mortgage Loans.....................................S-55
   Delivery of Mortgage Loan Documents..................................S-55
   Representations and Warranties Relating to the Mortgage Loans........S-56
   Payments on the Mortgage Loans.......................................S-60
   Distributions........................................................S-62
   Administration Fees..................................................S-62
   Priority of Distributions Among Certificates.........................S-62
   Distributions of Interest and Principal..............................S-63
   Allocation of Principal Payments to Class A Certificates.............S-68
   Swap Account.........................................................S-68
   Calculation of One-Month LIBOR.......................................S-70
   Excess Reserve Fund Account..........................................S-70
   Interest Rate Swap Agreement.........................................S-70
   Overcollateralization Provisions.....................................S-72
   Reports to Certificateholders........................................S-73
THE POOLING AND SERVICING AGREEMENT.....................................S-75
   General..............................................................S-75
   Subservicers.........................................................S-75
   Servicing, Securities Administrator, Trustee and Custodial
      Fees and Other Compensation and Payment of Expenses...............S-76
   P&I Advances and Servicing Advances..................................S-76
   Prepayment Interest Shortfalls.......................................S-77
   Servicer Reports.....................................................S-77
   Collection and Other Servicing Procedures............................S-78
   Hazard Insurance.....................................................S-79
   Realization Upon Defaulted Mortgage Loans............................S-80
   Removal and Resignation of a Servicer................................S-80
   Termination; Optional Clean-up Call..................................S-82
   Certain Matters Regarding the Depositor, the Servicers, the
      Securities Administrator, the Trustee and the Custodians..........S-83
   Amendment............................................................S-84
PREPAYMENT AND YIELD CONSIDERATIONS.....................................S-84
   Structuring Assumptions..............................................S-84
   Defaults.............................................................S-92
   Prepayment Considerations and Risks..................................S-92
   Overcollateralization Provisions.....................................S-93
   Subordinated Certificates............................................S-94
   Effect on Yields Due to Rapid Prepayments............................S-94
   Weighted Average Lives of the Offered Certificates...................S-95
   Decrement Tables.....................................................S-95
   Hypothetical Available Funds and Supplemental Interest
      Rate Cap Table...................................................S-103
   Final Scheduled Distribution Date...................................S-108
FEDERAL INCOME TAX CONSIDERATIONS......................................S-108
   General.............................................................S-108
   Taxation of Regular Interests.......................................S-108
   Status of the Offered Certificates..................................S-109
   The Basis Risk Contract Component...................................S-109
   Other Matters.......................................................S-111
STATE AND LOCAL TAXES..................................................S-111
ERISA CONSIDERATIONS...................................................S-111
LEGAL INVESTMENT.......................................................S-113
LEGAL MATTERS..........................................................S-113
REPORTS TO CERTIFICATEHOLDERS..........................................S-113
RATINGS................................................................S-114
GLOSSARY...............................................................S-115
ANNEX I - CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS.....I-1
ANNEX II - INTEREST RATE SWAP SCHEDULE..................................II-1
ANNEX III - MORTGAGE LOAN TABLES.......................................III-1

                                     SUMMARY

      This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. You should read this entire prospectus supplement and the accompanying prospectus carefully to understand all of the terms of the offering of the certificates.


The Transaction Parties

      Sponsor. Morgan Stanley Mortgage Capital Inc., a New York corporation with its principal executive offices at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000.

      Depositor. Morgan Stanley Capital I Inc., a Delaware corporation with its principal executive offices at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000.

      Issuing Entity.  Morgan Stanley Capital I Inc. Trust 2006-HE2.

      Securities Administrator. Wells Fargo Bank, National Association, a national banking association. The executive office of Wells Fargo Bank, National Association is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, and its telephone number is (612) 667-1117.

      Trustee. Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration MSAC 2006-HE2, and its telephone number is (714) 247-6000.

      Servicers.

      o Wells Fargo Bank, National Association, a national banking association. The principal executive office of Wells Fargo Bank, National Association is located at 1 Home Campus, Des Moines, Iowa 50328.

      o JPMorgan Chase Bank, National Association, a national banking association. The principal executive office of JPMorgan Chase Bank, National Association is located at 1111 Polaris Parkway, Columbus, Ohio 43240 and its telephone number is (614) 213-1000.

      o HomEq Servicing Corporation, a New Jersey corporation. The principal executive office of HomEq Servicing Corporation is located at 1620 East Roseville Parkway, Suite 210, Second Floor, Roseville, California 95661, and its telephone number is (916) 339-6267.

      Responsible Parties.

      o WMC Mortgage Corp., a California corporation. The principal executive office of WMC Mortgage Corp. is located at 3100 Thornton Avenue, Burbank, California 91504, and its telephone number is (800) 736-5000.

      o Decision One Mortgage Company, LLC, a North Carolina limited liability company. The principal executive office of Decision One Mortgage Company, LLC is located at 6060 J.A. Jones Boulevard, Suite 1000, Charlotte, North Carolina, and its telephone number is (704) 887-2664.

      Custodians.

      o Solely with respect to the WMC mortgage loans, Wells Fargo Bank, National Association, a national banking association. The principal executive office of Wells Fargo Bank, National Association is located at 24 Executive Park, Suite 100, Irvine, California 92614, and its telephone number is (949) 757-5100.

      o Solely with respect to the Decision One mortgage loans, LaSalle Bank National Association, a national banking association. The principal executive office of LaSalle Bank National Association is located at 2571 Busse Road, Suite 200, Elkgrove Village, Illinois 60007, and its telephone number is (847) 766-6429.

      Swap Provider. Morgan Stanley Capital Services Inc., a Delaware corporation. Morgan Stanley Capital Services Inc. conducts business in the over-the-counter derivatives market, engaging in a variety of derivatives products, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The principal executive office of the swap provider is located at 1585 Broadway, New York, New York 10036, and its telephone number is (212) 761-4000.

      The following diagram illustrates the various parties involved in the transaction and their functions.

------------------------------------
         WMC Mortgage Corp.
       Decision One Mortgage
           Company, LLC
       (Responsible Parties)
------------------------------------
             |
             |  Loans
             v
------------------------------------
Morgan Stanley Mortgage Capital Inc.
              (Sponsor)
------------------------------------
             |
             |  Loans
             v
------------------------------------
    Morgan Stanley Capital Inc.
             (Depositor)
------------------------------------
             |
             |  Loans
             v
------------------------------------
    Morgan Stanley Capital Inc.             ------------------------------------
         Trust 2006-HE2               ----> Morgan Stanley Capital Services Inc.
        (Issuing Entity)              |         (Interest Rate Swap Provider)
------------------------------------  |     ------------------------------------
                                      |
                                      |     ------------------------------------
                                      |--->      Wells Fargo Bank, National
                                      |                 Association
                                      |                  (Servicer)
                                      |     ------------------------------------
                                      |
                                      |     ------------------------------------
                                      |--->     JP Morgan Chase Bank, National
                                      |                  Association
                                      |                  (Servicer)
                                      |     ------------------------------------
                                      |
                                      |     ------------------------------------
                                      |--->     HomEq Servicing Corporation
                                      |                  (Servicer)
                                      |     ------------------------------------
                                      |
                                      |     ------------------------------------
                                      |--->     Wells Fargo Bank, National
                                      |                Association
                                      |         (Securities Administrator)
                                      |     ------------------------------------
                                      |
                                      |     ------------------------------------
                                      |---> Deutsche Bank National Trust Company
                                      |                   (Trustee)
                                      |     ------------------------------------
                                      |
                                      |     ------------------------------------
                                      |--->     Wells Fargo Bank, National
                                      |                Association
                                      |                 (Servicer)
                                      |     ------------------------------------
                                      |
                                      |     ------------------------------------
                                      |---> LaSalle Bank National Association
                                      |                  (Custodian)
                                      |     ------------------------------------


The Offered Certificates

      The Morgan Stanley Capital I Inc. Trust 2006-HE2 will issue the Mortgage Pass-Through Certificates, Series 2006-HE2. Fourteen classes of the certificates
- the Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates - are being offered to you by this prospectus supplement. The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates generally represent interests in the group II mortgage loans. The Class M and Class B certificates represent interests in all of the mortgage loans.

The Other Certificates

      The trust will also issue three other classes of certificates - the Class X, Class P and Class R certificates - which will not be offered under this prospectus supplement.

      The Class X certificates will have an initial aggregate principal balance of approximately $79,340,639, which is approximately equal to the initial overcollateralization required by the pooling and servicing agreement. The Class X certificates will initially represent an interest of approximately 3.50% of the aggregate scheduled principal balance of the mortgage loans in the trust.

      The Class P certificates will not have an aggregate principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

      The certificates will represent undivided interests in the assets of the trust, which will consist primarily of the mortgage loans.

Structural Overview

      The following chart illustrates generally the distribution priorities and the subordination features applicable to the offered certificates and the Class X certificates.



              |   -------------------------------------------------   ^
              |                           |      Class A-2a           |
              |         Class A-1         |      Class A-2b           |
              |                           |      Class A-2c           |
              |                           |      Class A-2d           |
              |   -------------------------------------------------   |
              |                       Class M-1                       |
              |   -------------------------------------------------   |
              |                       Class M-2                       |
              |   -------------------------------------------------   |
  Accrued     |                       Class M-3                       |
certificate   |   -------------------------------------------------   |
 interest,    |                       Class M-4                       |   Losses
   then       |   -------------------------------------------------   |
 principal    |                       Class M-5                       |
              |   -------------------------------------------------   |
              |                       Class M-6                       |
              |   -------------------------------------------------   |
              |                       Class B-1                       |
              |   -------------------------------------------------   |
              |                       Class B-2                       |
              |   -------------------------------------------------   |
              |                       Class B-3                       |
              |   -------------------------------------------------   |
              |                        Class X                        |
              v   -------------------------------------------------   |


Closing Date

      On or about April 28, 2006.

Cut-off Date

      April 1, 2006.

Distribution Date

      Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in May 2006, to the holders of record on the preceding record date.

Final Scheduled Distribution Date

      The final scheduled distribution date is the distribution date occurring in March 2036. See "Prepayment and Yield Considerations--Final Scheduled Distribution Date" in this prospectus supplement.

Record Date

      The record date for the offered certificates will be the business day preceding the related distribution date, unless the offered certificates are issued in definitive form, in which case the record date will be the last business day of the month preceding the month in which the related distribution date occurs.

Pass-Through Rates

      The Class A-1 certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group I Loan Cap, as defined in the "Glossary" in this prospectus supplement, and (iii) the WAC Cap.

      The Class A-2a certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group II Loan Cap, as defined in the "Glossary" in this prospectus supplement, and (iii) the WAC Cap.

      The Class A-2b certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group II Loan Cap, and (iii) the WAC Cap.

      The Class A-2c certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group II Loan Cap, and (iii) the WAC Cap.

      The Class A-2d certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group II Loan Cap, and (iii) the WAC Cap.

      The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class B-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class B-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      The Class B-3 certificates will have a pass-through rate equal to the lesser of (i) one-month

LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

      Interest will accrue on the offered certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

Interest Accrual Period

      The interest accrual period for the offered certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

Distribution Priorities

            Distributions on the certificates are required to be made monthly on each distribution date from available funds (after giving effect to the payment of any fees and expenses of the servicers, the securities administrator and the custodians) to the classes of certificates in the following order of priority:

      (a) to an account for payment to the provider of the interest swap agreement of certain amounts payable to the swap provider;

      (b) (i) first, to the Class A-1, Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates, their accrued certificate interest for the related interest accrual period and any unpaid interest amounts from prior distribution dates, payable first from the interest payments on the mortgage loans in the applicable loan group related to those classes of certificates, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, their accrued certificate interest;

      (c) (1) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, an amount equal to the principal distribution amount (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospects supplement) (i) first, to the Class A certificates, pursuant to the allocation described below, until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective class certificate balances have been reduced to zero;

      (2) on each distribution date on and after the Stepdown Date and on which a Trigger Event is not in effect, (i) first, to the Class A certificates, pursuant to the allocation described below, the lesser of the principal distribution amount and an amount equal to the principal distribution entitlement for the Class A certificates (each as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, in each case, the lesser of the principal distribution amount and an amount equal to the principal distribution entitlement for that class of certificates (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero;

      (d) any amount remaining after the distributions in clauses (a), (b) and
(c) above, (i) first, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, any unpaid interest amounts and principal amounts written down from prior distribution dates for those classes, (ii) second, to the excess reserve fund account, an amount equal to any Basis Risk Payment (as defined in the "Glossary" in this prospectus supplement) for that distribution date, (iii) third, from funds on deposit in the excess reserve fund account, an amount equal to any basis risk carryforward amounts with respect to the offered certificates for that distribution date in the same order and priority in which accrued certificate interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective class certificate balances and then based on their respective basis risk carryforward amounts, and (iv) fourth, to the swap provider or the Class P, Class X or Class R certificates, any remaining amounts.

      Principal payments on the Class A-1 certificates will generally be made from principal payments on the group I mortgage loans. Principal payments on the Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates will generally be made from principal payments on the group II mortgage loans, and such payments will be paid sequentially, to the

Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates, in that order, until their respective class certificate balances have been reduced to zero. However, from and after the distribution date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates are required to be distributed pro rata among those classes, based on their respective class certificate balances, until their class certificate balances have been reduced to zero.

      "Stepdown Date" is defined in the "Glossary" included in this prospectus supplement and generally means the later to occur of (i) the earlier to occur of
(a) the distribution date in May 2009 and (b) the distribution date following the distribution date on which the aggregate class certificate balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the subordination below the Class A certificates is greater than or equal to 41.00% of the aggregate stated principal balance of the mortgage loans for that distribution date.

      "Trigger Event" is defined in the "Glossary" included in this prospectus supplement and generally means either a "cumulative loss trigger event" or a "delinquency loss trigger event." A "cumulative loss trigger event" with respect to any distribution date means the circumstances in which the aggregate amount of realized losses incurred since the cut-off date through the last day of the related prepayment period divided by the aggregate stated principal balance of the mortgage loans as of the cut-off date exceeds the applicable cumulative loss percentages described in the definition of "Cumulative Loss Trigger Event" in the "Glossary" included in this prospectus supplement. A "delinquency loss trigger event" with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related due period, equals or exceeds the applicable percentages described in the definition of "Delinquency Loss Trigger Event" included in the "Glossary."

      In addition to the distributions set forth above, distributions will be required to be made to certificateholders from any payments received by the trust under the interest rate swap agreement. Such payments will be made in the order and priority described under "Description of the Certificates - Swap Account" in this prospectus supplement.

Credit Enhancement

      The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

      o the use of excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization;

      o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and

      o the allocation of losses on the mortgage loans to the most subordinate classes of certificates.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with Morgan Stanley Capital Services Inc., the swap provider, whose obligations are 100% guaranteed by Morgan Stanley. Morgan Stanley is rated "Aa3" by Moody's Investors Service, Inc., "A+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and "AA-" by Fitch, Inc.

      Under the interest rate swap agreement, with respect to the first 54 distribution dates, the trust will pay to the swap provider a fixed payment at a rate of 5.15% per annum, determined on a "30/360" basis (or, in the case of the first distribution date, the number of days in the period from the closing date to the day immediately preceding the first distribution date, determined on a "30/360" basis), and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), determined on an "actual/360" basis, in each case calculated on the product of the scheduled notional amount and the multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 54 distribution dates, amounts otherwise available for payments on the certificates will be applied on or prior to such distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 54 distribution dates, the swap provider will make a net payment to the trust on or prior to such distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Swap Account" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in October 2010.

      For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Mortgage Loans

      The mortgage loans to be included in the trust will be primarily fixed and adjustable rate subprime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by the sponsor from WMC Mortgage Corp. or Decision One Mortgage Company, LLC.

      On the closing date, the sponsor will transfer the mortgage loans to the depositor and the trust will acquire the mortgage loans from the depositor. The aggregate scheduled principal balance of the mortgage loans as of the cut-off date will be approximately $2,266,849,639. Approximately 14.10% of the mortgage loans are fixed rate and approximately 85.90% of the mortgage loans are adjustable rate. Approximately 92.72% of the mortgage loans are first-lien mortgage loans, and approximately 7.28% of the mortgage loans are second-lien mortgage loans.

      The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date and no delinquencies, defaults or prepayments from March 1, 2006 through the cut-off date.

      The mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of 341 months and have the following approximate characteristics as of the cut-off date:

Range of interest rates:                4.625%           to     13.250%
Weighted average interest rate:         7.753%
Range of gross margins of
adjustable rate mortgage loans:         1.800%           to     9.990%
Weighted average gross margin of
adjustable rate mortgage loans:         6.512%
Range of minimum interest rates
of adjustable rate mortgage loans:      4.625%           to     11.375%
Weighted average minimum interest
rate of adjustable rate mortgage
loans:....................              7.509%
Range of maximum interest rates
of adjustable rate mortgage loans:      11.125%          to     18.350%
Weighted average maximum interest
rate of adjustable rate mortgage
loans:....................              13.874%
Range of principal
balances:.................              $9,888           to     $977,500
Average principal
balance:..................              $184,147
Range of combined original
loan-to-value ratios:.....              15.96%           to     100.00%
Weighted average combined
original loan-to-value ratio:           81.63%
Weighted average next adjustment
date of adjustable rate mortgage
loans:........................          April 2008

      Primarily for the purpose of calculating principal distributions on the Class A certificates, as further described in this prospectus supplement, the mortgage loans will be divided into two subpools, designated as "group I mortgage loans" and "group II mortgage loans." The group I mortgage loans will consist only of those mortgage loans with principal balances that conform to Fannie Mae and Freddie Mac guidelines. The group II mortgage loans will consist of all other remaining mortgage loans. Information about the characteristics of the mortgage loans in each group is described under "The Mortgage Loan Pool" in this prospectus supplement.

      After an initial fixed rate period, the interest rate on all of the adjustable rate mortgage loans will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      For the adjustable-rate mortgage loans, the first adjustment date will occur only after initial periods of approximately six months, two years, three years, five years or ten years, as more fully described under "The Mortgage Loan Pool" in this prospectus supplement. For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans and Securities Administration

      Wells Fargo Bank, National Association will act as servicer with respect to approximately 69.49% of the mortgage loans. JPMorgan Chase Bank, National Association will act as servicer with respect to approximately 17.25% of the mortgage loans. HomEq Servicing Corporation will act as servicer with respect to approximately 13.26% of the mortgage loans. Each servicer will be obligated to service and administer the applicable mortgage loans on behalf of the trust, for the benefit of the holders of the certificates.

      As securities administrator, Wells Fargo Bank, National Association will be required to act as paying agent, transfer agent and certificate registrar. See "The Securities Administrator" in this prospectus supplement.

Optional Termination of the Trust

      Subject to the satisfaction of the conditions described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement, any servicer individually, or all of the servicers together may, at its or their option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. That purchase of the mortgage loans would result in the payment on that distribution date of the final distribution on the certificates and a termination of the trust.

Advances

      Each servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans serviced by it, unless the applicable servicer reasonably believes that the cash advances cannot be repaid from future payments on the applicable mortgage loans. The trustee acting as successor servicer will advance its own funds to make advances if the applicable servicer fails to do so (unless it deems the advances to be nonrecoverable) as required under the pooling and servicing agreement. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses. Each servicer (and the trustee as successor servicer and any other successor servicer, if applicable) will not be required to make any advance that it determines would be nonrecoverable. Each servicer will also be required to pay compensating interest to cover prepayment interest shortfalls to the extent of its servicing fee.

Denominations

      The offered certificates will be issued and available only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000.

Servicing, Securities Administrator and Custodial Fees

      Each servicer is entitled with respect to each mortgage loan serviced by it to a monthly servicing fee, which will be retained by the applicable servicer from such mortgage loan or payable monthly from amounts on deposit in the collection account. The servicing fee for each servicer will be an amount equal to interest at one-twelfth of a rate equal to 0.50% on the stated principal balance of each mortgage loan serviced by that servicer.

      The securities administrator is entitled with respect to each mortgage loan to a monthly securities administrator fee, which will be remitted to the securities administrator monthly by the applicable servicer from amounts on deposit in the collection account. The securities administrator fee will be an amount equal to one-twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan.

      Each custodian is entitled with respect to each mortgage loan for which it acts as custodian of the related mortgage loan files to a monthly custodial fee, which will be remitted to the applicable custodian monthly by the securities administrator from amounts on deposit in the distribution account. The custodial fee for each custodian will be an amount equal to one-twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan for which such custodian acts as custodian of the related mortgage loan files.

Required Repurchases or Substitutions of Mortgage Loans

      WMC Mortgage Corp. and Decision One Mortgage Company, LLC have each made or will make certain representations and warranties relating to the mortgage loans. If with respect to any mortgage loan any of the representations and warranties made by the responsible parties are breached in any material respect as of the date made, or there exists any uncured material document defect, the responsible parties will be obligated to repurchase, or substitute for, the mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" and "--Delivery of Mortgage Loan Documents."

ERISA Considerations

      Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or
Section 4975 of the Internal Revenue Code.

      In making a decision regarding investing in any class of offered certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Federal Tax Aspects

      Cadwalader, Wickersham & Taft LLP is acting as tax counsel to Morgan Stanley Capital I Inc. and is of the opinion that:

      o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes; and

      o the offered certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and will represent interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Legal Investment

      None of the classes of offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

      In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc., and Moody's Investors Service,
Inc.:

Class   S&P    Fitch   Moody's
-----   ----   -----   -------
A-1     AAA     AAA      Aaa
A-2a    AAA     AAA      Aaa
A-2b    AAA     AAA      Aaa
A-2c    AAA     AAA      Aaa
A-2d    AAA     AAA      Aaa
M-1     AA+     AA+      Aa1
M-2      AA     AA       Aa2
M-3      AA     AA-      Aa3
M-4     AA-     A+       A1
M-5      A+      A       A2
M-6      A      A-       A3
B-1      A-    BBB+     Baa1
B-2     BBB+    BBB     Baa2
B-3     BBB    BBB-     Baa3

      A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

                                  RISK FACTORS

      In addition to the risk factors discussed in the prospectus, prospective certificateholders should consider, among other things, the following additional factors in connection with the purchase of the certificates. Unless otherwise noted, all percentages are based upon the scheduled principal balances of the mortgage loans as of the cut-off date, which is April 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date and no delinquencies, defaults or prepayments from March 1, 2006 through the cut-off date.

Less stringent underwriting standards and the resultant potential for delinquencies on the mortgage loans could lead to losses on your securities.

      The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers. The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased use of new mortgage loan products by borrowers may result in decline in real estate values generally.

      In recent years, borrowers have increasingly financed their homes with new mortgage loan products, which in many cases have allowed them to purchase homes that they might otherwise have been unable to afford. Many of these new products feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term. There is little historical data with respect to these new mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels. In that event, the securities, and your investment in the securities, may not perform as you anticipate.

Violation of various federal, state and local laws may result in losses on the mortgage loans.

      There has been an increased focus by state and federal banking regulatory agencies, state attorneys general offices, the Federal Trade Commission, the U.S. Department of Justice, the U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

      Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

      The mortgage loans are also subject to federal laws, including:

      o the Federal Truth in Lending Act and Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

      o the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

      o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor's credit experience.

      Violations of certain provisions of these federal, state and local laws may limit the ability of each servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of these federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

      Each of WMC Mortgage Corp. and Decision One Mortgage Company, LLC has represented or will represent that each mortgage loan sold by it is in compliance with applicable federal, state and local laws and regulations. In addition, each of WMC Mortgage Corp. and Decision One Mortgage Company, LLC has also represented or will represent that none of the mortgage loans sold by it is covered by the Home Ownership and Equity Protection Act of 1994 or is classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law. In the event of a breach of any of such representations, the related selling party will be obligated to cure such breach or repurchase or replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

      Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, may experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

      In particular, the following approximate percentages of mortgage loans were secured by mortgaged properties located in the following states:

Group I mortgage loans

California    Florida    Massachusetts    New York    Maryland    New Jersey    Illinois
----------    -------    -------------    --------    --------    ----------    --------
     29.91%      7.32%            7.05%       6.50%       6.29%         6.12%       6.11%

Group II mortgage loans

California    Florida    New York    Maryland
----------    -------    --------    --------
     33.48%      7.57%       5.73%       5.13%

      Because of the relative geographic concentration of the mortgaged properties within these states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, wildfires, floods, and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.

      In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

Effect on yields caused by prepayments, defaults and losses.

Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

      o If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

      o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

      o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, for fixed rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed rate mortgage loans, the fixed rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed rate mortgage loans may decrease.

      o The prepayment behavior of the adjustable rate mortgage loans and of the fixed rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to borrowers, the borrowers may prepay their adjustable rate mortgage loans. The adjustable rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

      o Approximately 61.66% of the group I mortgage loans and approximately 71.12% of the group II mortgage loans require the mortgagor to pay a prepayment charge in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from one year to five years after the mortgage loan was originated. A prepayment charge may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

      o WMC Mortgage Corp. or Decision One Mortgage Company, LLC may be required to purchase mortgage loans from the trust in the event certain breaches of its representations and warranties occur or certain material document defects occur, which in each case have not been cured. These purchases will have the same effect on the holders of the offered certificates as a prepayment of those mortgage loans.

      o Any servicer individually, or all of the servicers together, may purchase all of the mortgage loans when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

If the rate of default or the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

      o As a result of the absorption of realized losses on the mortgage loans by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, are likely to result in an earlier return of principal to the offered certificates and are likely to influence the yield on the offered certificates in a manner similar to the manner in which principal prepayments on the mortgage loans would influence the yield on the offered certificates.

      o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the offered certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the offered certificates as a result of the overcollateralization provisions will influence the yield on the offered certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the offered certificates.

      o The multiple class structure of the offered certificates causes the yield of certain classes of the offered certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of offered certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of offered certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the Class M and Class B certificates generally are not entitled to receive (unless the aggregate principal balance of the Class A certificates has been reduced to zero) any portion of the amount of principal payable to the offered certificates prior to the distribution date in May 2009. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the Class M and Class B certificates may continue (unless the aggregate principal balance of the Class A certificates has been reduced to zero) to receive no portion of the amount of principal then payable to the offered certificates. After taking into account certain payments by the trust pursuant to the interest rate swap agreement, the weighted average lives of the Class M and Class B certificates will therefore be longer than would otherwise be the case. The effect on the market value of the Class M and Class B certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.


The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

      o If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered or withdrawn in the future. This may reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

Newly originated mortgage loans may be more likely to default, which may cause losses on the offered certificates.

      o Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. All of the mortgage loans have been originated within the 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.


The credit enhancement features may be inadequate to provide protection for the offered certificates.

      o The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M certificates and, to a lesser degree, the holders of the Class B certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, none of the servicers nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

      o If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.


Interest generated by the mortgage loans may be insufficient to maintain the required level of overcollateralization.

      The weighted average of the net interest rates on the mortgage loans is expected to be higher than the weighted average of the pass-through rates on the offered certificates. Interest on the mortgage loans, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, is expected to generate more interest than is needed to pay interest owed on the offered certificates and to pay certain fees and expenses of the trust. Any remaining interest generated by the mortgage loans will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest generated by the mortgage loans will be used to maintain overcollateralization at the required level determined as provided in the pooling and servicing agreement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest that the mortgage loans will generate:

      o Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

      o Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

      o If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the offered certificates.

      o All of the adjustable rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the offered certificates, and the fixed rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.02% of the adjustable rate mortgage loans will not occur until six months after the date of origination, the first adjustment of the interest rates for approximately 91.39% of the adjustable rate mortgage loans will not occur until two years after the date of origination, the first adjustment of the interest rates for approximately 4.00% of the adjustable rate mortgage loans will not occur until three years after the date of origination, the first adjustment of the interest rates for approximately 1.20% of the adjustable rate mortgage loans will not occur until five years after the date of origination and the first adjustment of the interest rates for approximately 3.40% of the adjustable rate mortgage loans will not occur until ten years after the date of origination. As a result, the pass-through rates on the offered certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rate on the offered certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the offered certificates. The pass-through rates on the Class A-1, Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates cannot exceed the lesser of the weighted average interest rate of the mortgage loans, reduced for net payments to the swap provider, in the applicable mortgage loan group or in the mortgage loan pool, in either case less certain fees and expenses payable by the trust, and the pass-through rates on the Class M and Class B certificates cannot exceed the weighted average interest rate of the mortgage loans, reduced for net payments to the swap provider, in the mortgage loan pool less certain fees and expenses payable by the trust.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

      o Investors in the offered certificates, and particularly the Class B certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of interest rates on the mortgage loans and other factors on the pass-through rates of the offered certificates.

      The offered certificates accrue interest at pass-through rates based on the one-month LIBOR index plus specified margins, but are subject to certain limitations. Those limitations on the pass-through rates for the offered certificates are, in part, based on the weighted average of the interest rates on the mortgage loans reduced for net payments to the swap provider and net of certain fees and expenses of the trust.

      A variety of factors, in addition to those described in the previous Risk Factor, could limit the pass-through rates and adversely affect the yield to maturity on the offered certificates. Some of these factors are described below:

      o The interest rates on the fixed rate mortgage loans will not adjust, and the interest rates on the adjustable rate mortgage loans are based on a six-month LIBOR index. All of the adjustable rate mortgage loans have periodic, minimum and maximum limitations on adjustments to their interest rates, and, as discussed in the previous Risk Factor, the adjustable rate mortgage loans will not have the first adjustment to their interest rates until six months, two years, three years, five years or ten years after the origination of those mortgage loans. As a result of the limit on the pass-through rates for the offered certificates, those certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

      o The six-month LIBOR index may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable rate mortgage loans may decline while the pass-through rates on the offered certificates are stable or rising. It is also possible that the interest rates on certain of the adjustable rate mortgage loans and the pass-through rates for the offered certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

      o The pass-through rates for the offered certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on the adjustable rate mortgage loans adjust less frequently and the interest rates on the fixed rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates for the offered certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the offered certificates are more likely to be limited.

      o If the pass-through rates on the offered certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans and, in the case of the Class A certificates also, on the weighted average net interest rates of the related loan group (in each case, reduced by certain fees and expenses and net payments to the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the offered certificates and the payment of certain fees and expenses of the trust. In addition, these shortfalls may be recovered from net payments, if any, from the swap provider. However, we cannot assure you that these funds, if available, will be sufficient to fully cover these shortfalls.

Effect on yields due to rapid prepayments; no assurance of amounts received under the interest rate swap agreement.

      Any net payment payable to the swap provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the pass-through rates on the offered certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the amount on which payments due under the interest rate swap agreement are calculated (namely, the product of the scheduled notional amount and the multiplier) may exceed the aggregate scheduled principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates.

      In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

      Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date exceeds the fixed payment owed to the swap provider for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds 5.15% per annum. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

      See "Description of the Certificates--Distributions of Interest and Principal," "--Swap Account" and "--Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the mortgage loans could lead to shortfalls in the distribution of interest on your certificates.

      When a voluntary principal prepayment is made by the mortgagor on a mortgage loan (excluding any payments made upon liquidation of any mortgage loan), the mortgagor is charged interest only up to the date of the prepayment, instead of for a full month. However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date that follows the prepayment period in which the prepayment was received by the applicable servicer. In the event the timing of any voluntary prepayments in full would cause there to be less than one full month's interest, at the applicable interest rates, available to be distributed to certificateholders with respect to the prepaid mortgage loans, the applicable servicer is obligated to pay an amount, without any right of reimbursement, for the amount of shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with those principal prepayments in full and thirty days' interest on the prepaid mortgage loans, but only to the extent those shortfalls do not exceed the servicing fee for that distribution date payable to that servicer.

      If the applicable servicer fails to make such payments or the shortfall exceeds the servicing fee payable to that servicer for the month, there will be fewer funds available for the distribution of interest on the certificates. In addition, no such payments from any servicer will be available to cover prepayment interest shortfalls resulting from partial prepayments or involuntary prepayments such as liquidation of a defaulted mortgage loan. Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

Additional risks associated with the Class M and Class B Certificates.

      The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, and the amount of overcollateralization following distributions on the related distribution date, will reduce the aggregate principal balance of the Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 certificates, in that order. As a result of this reduction, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they are liquidated. However, the amount of any realized losses allocated to the Class M or Class B certificates may be paid to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      Unless the aggregate principal balances of the Class A certificates have been reduced to zero, the Class M and Class B certificates will not be entitled to any principal distributions until at least May 2009 or a later date as provided in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the Class M and Class B certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the Class M and Class B certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

      In addition, the multiple class structure of the Class M and Class B certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of Class M and Class B certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the Class M and Class B certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

Delay in receipt of liquidation proceeds; liquidation proceeds may be less than the mortgage loan balance.

      Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, reimbursement of advances made on a mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

      Approximately 2.21% of the group I mortgage loans and approximately 8.90% of the group II mortgage loans are secured by second-lien mortgages, which are subordinate to the rights of the holder of the related senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage may not foreclose on the mortgaged property securing such mortgage unless it either pays the entire amount of the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertakes the obligation to make payments on each senior mortgage in the event of a default under any senior mortgage. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

      An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second-lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second-lien mortgage loan after satisfaction of any senior liens.

High loan-to-value ratios increase risk of loss.

      Mortgage loans with higher loan-to-value ratios may present a greater risk of loss than mortgage loans with loan-to-value ratios of 80% or below. Approximately 33.86% and approximately 31.79% of the group I mortgage loans and group II mortgage loans, respectively, had loan-to-value ratios at origination, or with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80% but not more than 100% at origination. Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios or combined loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties or the actual value of such mortgaged properties.

Some of the mortgage loans have an initial interest-only period, which may result in increased delinquencies and losses.

      Approximately 8.18% of the group I mortgage loans and approximately 10.86% of the group II mortgage loans have an initial interest-only period of up to ten years after the date of origination. During this period, the payment made by the related mortgagor will be less than it would be if the principal of the mortgage loan was required to amortize. In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the offered certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

      After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate, the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, or overcollateralization, will be allocated to the offered certificates in reverse order of seniority.

      Mortgage loans with an initial interest-only period are relatively new in the mortgage marketplace. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, the failure by the related mortgagor to build equity in the property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Payments in full of a balloon loan depend on the borrower's ability to refinance the balloon loan or sell the mortgaged property.

      Approximately 48.41% of the group I mortgage loans and approximately 38.97% of the group II mortgage loans will not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments, i.e., balloon payments, at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon the borrower's ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

      o the level of available interest rates at the time of sale or refinancing;

      o     the borrower's equity in the related mortgaged property;

      o     the financial condition of the mortgagor;

      o     tax laws;

      o     prevailing general economic conditions; and

      o the availability of credit for single family real properties generally.

WMC Mortgage Corp. or Decision One Mortgage Company, LLC may not be able to repurchase defective mortgage loans.

      WMC Mortgage Corp. and Decision One Mortgage Company, LLC have made or will make various representations and warranties related to the mortgage loans. Those representations are summarized in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      If WMC Mortgage Corp. or Decision One Mortgage Company, LLC fails to cure a material breach of its representations and warranties with respect to any mortgage loan sold by it in a timely manner, then WMC Mortgage Corp. or Decision One Mortgage Company, LLC would be required to repurchase or substitute for the defective mortgage loan. It is possible that WMC Mortgage Corp. or Decision One Mortgage Company, LLC may not be capable of repurchasing or substituting for any defective mortgage loans, for financial or other reasons. The inability of WMC Mortgage Corp. or Decision One Mortgage Company, LLC to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

The interest rate swap agreement is subject to counterparty risk.

      The assets of the trust include an interest rate swap agreement that will require the swap provider to make certain payments for the benefit of the holders of the offered certificates. To the extent that payments on the offered certificates depend in part on payments to be received by the securities administrator under the interest rate swap agreement, the ability of the securities administrator to make such payments on such classes of certificates will be subject to the credit risk of the swap provider.

The credit rating of the swap provider could affect the rating of the offered certificates.

      Morgan Stanley, the guarantor of the swap provider under the interest rate swap agreement, is rated "AA-" by Fitch, Inc., "A+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and "Aa3" by Moody's Investors Service, Inc. The ratings on the offered certificates are dependent in part upon these credit ratings. If a credit rating of the guarantor of the swap provider is qualified, reduced or withdrawn and a substitute swap provider is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the offered certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

Bankruptcy of the depositor or the sponsor may delay or reduce collections on loans.

      The depositor and the sponsor for the certificates may be eligible to become a debtor under the United States Bankruptcy Code. If the depositor or the sponsor for the certificates were to become a debtor under the United States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage loans that support the certificates constitute property of the debtor, or whether they constitute property of the related issuing entity. If the bankruptcy court were to determine that the mortgage loans constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders. The mortgage loans would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage loans from the sponsor to the depositor and from the depositor to the trust are treated as true sales, rather than pledges, of the mortgage loans.

      The transactions contemplated by this prospectus supplement and the prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers should be treated as true sales, and not as pledges. The mortgage loans should accordingly be treated as property of the trust and not as part of the bankruptcy estate of the depositor or sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

      However, we cannot assure you that a bankruptcy court would not recharacterize the transfers as borrowings of the depositor or sponsor secured by pledges of the mortgage loans. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize the transfers were to be denied, delays in payments on the mortgage loans and resulting delays or losses on the certificates could result.

External events may increase the risk of loss on the mortgage loans.

      In response to previously executed and threatened terrorist attacks in the United States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act, and any comparable state law, will apply. Substantially all of the mortgage loans have mortgage interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which may result in shortfalls of interest on your certificates. None of the responsible parties, the depositor, the underwriter, the trustee, the sponsor, the servicers, the securities administrator or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and "Legal Aspects of the Loans--Servicemembers' Civil Relief Act" in the prospectus.

Drug, RICO and money laundering violations could lead to property forfeitures.

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

      In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, did not know or was reasonably without cause to believe that the property was subject to forfeiture. However, there is no assurance that such a defense would be successful.

The certificates are obligations of the trust only.

      The certificates will not represent an interest in or obligation of the depositor, the servicers, the securities administrator, the sponsor, the underwriter, WMC Mortgage Corp., Decision One Mortgage Company, LLC, the trustee or any of their respective affiliates. Neither the certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the servicers, the securities administrator, the sponsor, the underwriter, the trustee or any of their respective affiliates. Proceeds of the assets included in the trust (including the interest rate swap agreement for the benefit of the offered certificates) will be the sole source of payments on the certificates, and there will be no recourse to the depositor, the servicers, the securities administrator, the sponsor, the underwriter, WMC Mortgage Corp., Decision One Mortgage Company, LLC, the trustee or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the certificates.

Your investment may not be liquid.

      The underwriter intends to make a secondary market in the offered certificates, but it will have no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

      The secondary markets for asset-backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

      None of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the offered certificates, thereby limiting the market for those certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequence to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The ratings on your certificates could be reduced or withdrawn.

      Each rating agency rating the offered certificates may change or withdraw its initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency qualifies, reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The servicing fee may be insufficient to engage replacement servicers.

      To the extent that this prospectus supplement indicates that the fee payable to the servicers is based on a fee rate that is a percentage of the outstanding mortgage loan balances, no assurance can be made that such fee rate in the future will be sufficient to attract replacement servicers to accept an appointment. In addition, to the extent the mortgage pool of any series has amortized significantly at the time that a replacement servicer is sought, the aggregate fee that would be payable to any such replacement may not be sufficient to attract a replacement to accept an appointment.

The offered certificates may not be suitable investments.

      The offered certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date. The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

                             THE MORTGAGE LOAN POOL

      The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pool of mortgage loans as of the cut-off date, which is April 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date and no delinquencies, defaults or prepayments from March 1, 2006 through the cut-off date. With respect to the mortgage loan pool as of the cut-off date, some amortization will occur prior to the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may prepay in full, or may be determined not to meet the eligibility requirements for the final mortgage loan pool, and may not be included in the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance should not be material.

General

      The trust will primarily consist of approximately 12,310 conventional, subprime, adjustable and fixed rate, first-lien and second-lien residential mortgage loans with original terms to maturity from the first scheduled payment due date of not more than 30 years, having an aggregate cut-off date balance (after giving effect to scheduled payments due on such date) of approximately $2,266,849,639. All of the mortgage loans in the trust were acquired by the sponsor, Morgan Stanley Mortgage Capital Inc., from WMC Mortgage Corp. or Decision One Mortgage Company, LLC each of whom originated or acquired the mortgage loans.

      The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below. Because, in general, such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten to a higher standard.

      Approximately 3,420 (or approximately 14.10%) of the mortgage loans in the trust are fixed rate mortgage loans and approximately 8,890 (or approximately 85.90%) are adjustable rate mortgage loans, as described in more detail under "--Adjustable Rate Mortgage Loans" below. Substantially all of the mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on substantially all of the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

      Approximately 8.18% of the group I and approximately 10.86% of the group II mortgage loans have an initial interest-only period of up to ten years after the date of origination.

      All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first-liens or second-liens on residential properties consisting of one- to four-family dwelling units, individual condominium units or individual units in planned unit developments.

      Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

      Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

      Approximately 32.29% of the mortgage loans have loan-to-value ratios at origination, or with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80%. None of the mortgage loans have loan-to-value ratios at origination, or with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 100%. The "loan-to-value ratio" of a mortgage loan at any time is the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the mortgaged property and its appraised value at the time of sale or (b) in the case of a refinancing or modification, the appraised value of the mortgaged property at the time of the refinancing or modification. The "combined loan-to-value ratio" of a mortgage loan at any time is the ratio of the principal balance of the second-lien mortgage loan, together with the outstanding balance of the related first-lien mortgage loan, at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the mortgaged property and its appraised value at the time of sale or (b) in the case of a refinancing or modification, the appraised value of the mortgaged property at the time of the refinancing or modification.

      [___] mortgage loans with an aggregate principal balance as of the cut-off date of $[___], which represents no more than approximately 1.00% of the mortgage loans in the final mortgage loan pool, were more than 30 days but less than 60 days Delinquent with respect to their scheduled monthly payments.

      Approximately 58.75% of the mortgage loans are fully amortizing, and approximately 41.25% of the mortgage loans are balloon mortgage loans that have substantial principal payments due on their stated maturity dates. Approximately 10.21% of the mortgage loans are interest-only for a period of time.

Prepayment Premiums

      Approximately 68.83% of the mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from one year to five years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. Generally, this amount is equal to six months interest on any amounts prepaid in excess of 20% of the original principal balance of the related mortgage loan during any 12-month period during the applicable penalty period. No mortgage loan imposes a Prepayment Premium for a term in excess of five years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the offered certificates.

      The applicable servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if (i) such waiver relates to a default or reasonably foreseeable default and would, in the applicable servicer's reasonable judgment, maximize recoveries on the related mortgage loan, (ii) the Prepayment Premium may not be collected under applicable federal, state or local law or regulation, or (iii) the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.

Adjustable Rate Mortgage Loans

      All of the adjustable rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date").

      The first adjustment of the interest rates for approximately 0.02% of the adjustable rate mortgage loans will occur after an initial period of approximately six months following origination, in the case of approximately 91.39% of the adjustable rate mortgage loans, approximately two years following origination (the "2/28 Adjustable Rate Mortgage Loans"), in the case of approximately 4.00% of the adjustable rate mortgage loans, approximately three years following origination (the "3/27 Adjustable Rate Mortgage Loans"), in the case of approximately 1.20% of the adjustable rate mortgage loans, approximately five years following origination (the "5/25 Adjustable Rate Mortgage Loans") or in the case of approximately 3.40% of the adjustable rate mortgage loans, approximately ten years following origination (the "10/20 Adjustable Rate Mortgage Loans").

      On each Adjustment Date for an adjustable rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the Loan Index and a fixed percentage amount (the

"Gross Margin"), provided, that, in the substantial majority of cases, the interest rate on each such adjustable rate mortgage loan will not increase or decrease by more than a fixed percentage (ranging from 1.000% to 2.000%) specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first such Adjustment Date, and will not exceed a specified maximum interest rate over the life of such mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of such mortgage loan (the "Minimum Rate"). The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"); the Initial Caps range from 1.000% to 5.000% for the adjustable rate mortgage loans. Effective with the first monthly payment due on each adjustable rate mortgage loan after each related Adjustment Date or, with respect to the adjustable rate, interest-only mortgage loans - which have initial periods in which payments of only interest are required to be made - following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps, and Maximum Rates, the interest rate on each such adjustable rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the Loan Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

The Index

      The index used in determining the interest rates of the adjustable rate mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Loan Index"), as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the Loan Index becomes unavailable or otherwise unpublished, the applicable servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Underwriting Guidelines

      WMC Mortgage Corp. Approximately 72.84% of the mortgage loans were acquired from WMC Mortgage Corp. ("WMC") (which in turn acquired them from brokers and correspondent lenders) under the following guidelines.

      General. The information set forth in the following paragraphs has been provided by WMC Mortgage Corp.

      WMC is a mortgage banking company incorporated in the State of California. Established in 1955, WMC has developed a national mortgage origination franchise, with special emphasis on originating single-family, alternative non-prime mortgage loans in each of the regions in which it competes. WMC historically originated both prime-quality mortgage loans and non-prime-quality mortgage loans. WMC sold its prime mortgage loan origination business in 1998 and, since April of 2000, originates prime mortgage loans only on a very limited basis. WMC was owned by a subsidiary of Weyerhaeuser Company until May 1997 when it was sold to WMC Finance Co., a company owned principally by affiliates of a private investment firm. On June 14, 2004, GE Consumer Finance acquired WMC Finance Co.

      Until March 2000, WMC originated mortgage loans through both wholesale and retail channels, with wholesale originations accounting for approximately 85% of total origination volume prior to March 2000. As of March 2000, WMC changed its business model to underwrite and process 100% of its loans on the Internet via "WMC Direct" resulting in a substantial reduction in employees, underwriting centers and closing centers, and the elimination of all retail branches. In April 2005, WMC's headquarters relocated to Burbank, California from Woodland Hills, California. A majority of its business operations are presently conducted at Burbank. WMC also has nine (9) regional offices in Dallas, Texas, Orangeburg, New York, Costa Mesa, California, San Ramon, California, Woodland Hills, California, Jacksonville, Florida, Woburn, Massachusetts, Schaumburg, Illinois, and Bellevue, Washington. WMC's originations come primarily through its broker relationships. As of February 15, 2006, WMC had approximately 2,309 employees, including approximately 600 business development representatives and associates who are responsible for recruiting and managing the independent broker network. In 2003, 2004 and 2005, WMC originated $8,177,700,459, $19,127,701,750 and $31,794,995,806 of non-prime mortgage loans, respectively, including loans acquired by WMC from correspondent lenders.

      Underwriting Standards. The mortgage loans have been either (i) originated generally in accordance with the underwriting guidelines established by WMC (collectively, the "WMC Underwriting Guidelines") or (ii) purchased by WMC after re-underwriting the mortgage loans, generally in accordance with the WMC Underwriting Guidelines. WMC also originates certain other mortgage loans that are underwritten to the guidelines of specific investors, however, such mortgage loans are not included among those sold to the trust as described in this prospectus supplement. The WMC Underwriting Guidelines are primarily intended to
(a) determine that the borrower has the ability to repay the mortgage loan in accordance with its terms and (b) determine that the related mortgaged property will provide sufficient value to recover the investment if the borrower defaults. On a case-by-case basis WMC may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category or other guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low debt-to-income ratio ("Debt Ratio"), good mortgage payment history, an abundance of cash reserves, excess disposable income, stable employment and time in residence at the applicant's current address. It is expected that a substantial number of the mortgage loans to be included in the trust will represent such underwriting exceptions.

      On July 15, 2005, WMC launched a program called WMC Select. Using new credit matrices, WMC Select allows a borrower to choose loan features (such as rate, term, prepayment options, and other important features) based on the borrower's mortgage/housing history, credit depth, loan-to-value ratio ("LTV") and Debt Ratio. WMC Select allows WMC greater flexibility in qualifying the borrower for a loan since the borrower selects the loan features most important to him.

      The mortgage loans in the trust will fall within the following documentation categories established by WMC: Full Documentation, Full-Alternative Documentation, Limited Documentation, Lite Documentation, Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation. In addition to single-family residences, certain of the mortgage loans will have been underwritten (in many cases, as described above, subject to exceptions for compensating factors) in accordance with programs established by WMC for the origination of mortgage loans secured by mortgages on condominiums, vacation and second homes, manufactured housing, two- to four-family properties and other property types. In addition, WMC has established specific parameters for jumbo loans, which are designated in the WMC Underwriting Guidelines as mortgage loans with original principal balances in excess of $650,000 ($850,000 under WMC Select). However, WMC sometimes increases the original principal balance limits if borrowers meet other compensating credit factors.

      Under the WMC Underwriting Guidelines, WMC verifies the loan applicant's eligible sources of income for all products, calculates the amount of income from eligible sources indicated on the loan application, reviews the credit and mortgage payment history of the applicant and calculates the Debt Ratio to determine the applicant's ability to repay the loan, and reviews the mortgaged property for compliance with the WMC Underwriting Guidelines. The WMC Underwriting Guidelines are applied in accordance with a procedure which complies with applicable federal and state laws and regulations and requires, among other things, (1) an appraisal of the mortgaged property which conforms to Uniform Standards of Professional Appraisal Practice and (2) an audit of such appraisal by a WMC-approved appraiser or by WMC's in-house collateral auditors (who may be licensed appraisers) and such audit may in certain circumstances consist of a second appraisal, a field review, a desk review or an automated valuation model.

      The WMC Underwriting Guidelines permit mortgage loans with LTVs and CLTVs (in the case of mortgaged properties which secure more than one mortgage loan) of up to 100% (which is subject to reduction depending upon credit-grade, loan amount and property type). In general, loans with greater documentation standards are eligible for higher LTV and CLTV limits across all risk categories. Under the WMC Underwriting Guidelines, cash out on refinance mortgage loans is generally available, but the amount is restricted for C grade loans.

      All mortgage loans originated or purchased under the WMC Underwriting Guidelines are based on loan application packages submitted through mortgage brokerage companies or on loan files (which include loan application documentation) submitted by correspondents. Loan application packages submitted through mortgage brokerage companies, containing in each case relevant credit, property and underwriting information on the loan request, are compiled by the applicable mortgage brokerage company and submitted to WMC for approval and funding. The mortgage brokerage companies receive a portion of the loan origination fee charged to the mortgagor at the time the loan is made and/or a yield-spread premium for services provided to the borrower. No single mortgage brokerage company accounts for more than 3%, measured by outstanding principal balance, of the mortgage loans originated by WMC.

      The WMC Underwriting Guidelines require that the documentation accompanying each mortgage loan application include, among other things, a tri-merge credit report on the related applicant from a credit reporting company aggregator. The report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. In most instances, WMC obtains a tri-merge credit score independent from the mortgage loan application from a credit reporting company aggregator. In the case of purchase money mortgage loans, WMC generally validates the source of funds for the down payment. In the case of mortgage loans originated under the Full Documentation category, the WMC Underwriting Guidelines require documentation of income (which may consist of (1) a verification of employment form covering a specified time period which varies with LTV, (2) two most recent pay stubs and two years of tax returns or W-2s, (3) verification of deposits and/or (4) bank statements) and telephonic verification. Under the Full-Alternative Documentation category, only 24 months of bank statements are required (depending upon the LTV) and telephonic verification of employment, under the Limited Documentation category only 12 months of bank statements (or a W-2 for the most current year and a current pay stub) are required, and under the Lite Documentation category only six months of bank statements (or a current pay stub covering the six month period) are required. For mortgage loans originated under the Stated Income/Verified Assets (Streamlined) Documentation category, WMC requires verification of funds equal to two months of principal, interest, taxes and insurance, sourced and seasoned for at least sixty days. In the case of mortgage loans originated under the Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation categories, the WMC Underwriting Guidelines require (1) that income be stated on the application, accompanied by proof of self employment in the case of self-employed individuals, (2) that a WMC pre-funding auditor conduct telephonic verification of employment, or in the case of self-employed individuals, telephonic verification of business line and (3) that stated income be consistent with type of work listed on the application.

      The general collateral requirements in the WMC Underwriting Guidelines specify that a mortgaged property not have a condition rating of lower than "average." Deferred maintenance costs may generally not exceed $1,500. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area. The general collateral requirements in the WMC Underwriting Guidelines specify conditions and parameters relating to zoning, land-to-improvement ratio, special hazard zones, neighborhood property value trends, whether the property site is too isolated, whether the property site is too close to commercial businesses, whether the property site is rural, city or suburban, whether the property site is typical for the neighborhood in which it is located and whether the property site is sufficient in size and shape to support all improvements.

      The WMC Underwriting Guidelines are less stringent than the standards generally acceptable to Fannie Mae and Freddie Mac with regard to the mortgagor's credit standing, Debt Ratios, documentation programs, and in certain other respects. Mortgagors who qualify under the Underwriting Guidelines may have payment histories and Debt Ratios that would not satisfy Fannie Mae and Freddie Mac underwriting guidelines and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. The WMC Underwriting Guidelines establish the maximum permitted LTV for each loan type based upon these and other risk factors.

      WMC Mortgage Corp. requires that mortgage loans have title insurance (which can be a short form title insurance policy for some piggyback second lien mortgage loans acquired from correspondent lenders) and be secured by liens on real property. Some second lien mortgage loans purchased from correspondent lenders and which have an original principal balance of $50,000 or less do not have title insurance. WMC also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount equal to the greater of full replacement or the amount of all mortgage liens on such mortgaged property. In addition, flood insurance is obtained where applicable and a tax service is used to monitor the payment of property taxes on all loans.

      Risk Categories. Under the WMC Underwriting Guidelines, various risk categories are used to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loan. These risk categories establish the maximum permitted LTV, maximum loan amount and the allowed use of loan proceeds given the borrower's mortgage payment history, the borrower's consumer credit history, the borrower's liens/charge-offs/bankruptcy history, the borrower's Debt Ratio, the borrower's use of proceeds (purchase or refinance), the documentation type and other factors. In general, higher credit risk mortgage loans are graded in categories that require lower Debt Ratios and permit more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies. Tax liens are not considered in determining risk category (but must be paid off or subordinated by the taxing authority in all circumstances); and derogatory medical collections are not considered in determining risk category and are not required to be paid off. The WMC Underwriting Guidelines specify the following risk categories and associated criteria for grading the potential likelihood that an applicant will satisfy the repayment obligations of a mortgage loan. However, as described above, the following are guidelines only, and exceptions are made on a case-specific basis. In addition, variations of the following criteria are applicable under the programs established by WMC Mortgage Corp. for the origination of jumbo loans in excess of $650,000 ($850,000 under WMC Select) and for the origination of mortgage loans secured by mortgages on condominiums, vacation and second homes, manufactured housing and two- to four-family properties. Jumbo loans are originated under all documentation programs to borrowers with minimum Credit Scores of 620 (600 under WMC Select), a maximum Debt Ratio of 50% and who satisfy other requirements as set forth in the WMC Underwriting Guidelines. WMC sometimes has special loan programs which increase the maximum principal balance limit for jumbo loans provided the borrowers meet other credit criteria.

            Risk Category "AA".

      Maximum loan amount:

      o $650,000 ($850,000 for WMC Select) for Full Documentation, Full-Alternative Documentation, and Limited Documentation (owner-occupied mortgaged property);

      o $550,000 ($850,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

      o $500,000 ($850,000 for WMC Select) for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

      o $550,000 ($700,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

      o $500,000 ($650,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

      o $450,000 ($650,000 for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

      o $400,000 for Stated Income Documentation (Self-Employed) and Stated Income (Wage Earner) Documentation (non-owner-occupied mortgaged property).

      o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

      Mortgage payment history: No delinquency during the preceding 12 months.

      Consumer credit history: Minimum Credit Score of 640 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months.

      Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 24 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

      Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is allowed). Under WMC Select, a prior bankruptcy is

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permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior bankruptcy is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

      Notice of default ("NOD")/foreclosures: Permitted if discharged or cured two years or more prior to loan application. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

      Maximum LTV:

      o 100% for Full Documentation and Full-Alternative Documentation with a maximum loan amount of $500,000 and a Credit Score of 620 and above (owner-occupied mortgaged property);

      o 100% for Limited Documentation, Lite Documentation and Express Documentation with a maximum loan amount of $333,700 ($337,000 for WMC Select) and a Credit Score of 640 and above (500 and above for WMC Select) (owner-occupied mortgaged property);

      o 100% for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) with a maximum loan amount of $333,700 ($337,000 for WMC Select) and a Credit Score of 660 and above (owner-occupied mortgaged property);

      o 95% for Full Documentation, Full-Alternative Documentation, Limited Documentation and Lite Documentation with a maximum loan amount of $650,000 ($700,000 for WMC Select) and a minimum Credit Score of 640 (owner-occupied mortgaged property);

      o 95% for Stated Income Documentation (Self-Employed) and 80% for Stated Income Documentation (Wage Earner) with a maximum loan amount of $500,000 ($700,000 for WMC Select) and a minimum Credit Score of 640 (500 and above for WMC Select) (owner-occupied mortgaged property);

      o 90% for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

      o 85% for Limited Documentation (non-owner-occupied mortgaged property); and

      o 80% (85% for WMC Select for Lite Documentation) for Lite Documentation and Stated Income Documentation (Self-Employed).

      o Stated Income Documentation (Wage Earner) is not available on non-owner-occupied mortgaged property.

      o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

      Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

            Risk Category "A".

      Maximum loan amount:

      o $650,000 ($850,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

      o $550,000 ($850,00 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

      o $500,000 ($850,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

      o $450,000 ($850,000 for WMC Select) for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

      o $375,000 ($650,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

      o $325,000 ($600,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

      o $300,000 ($600,000 for WMC Select) for Lite Documentation, non-owner-occupied mortgaged property (non-owner-occupied mortgaged property); and

      o $200,000 for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

      o Stated Income (Wage Earner) Documentation is not permitted for non-owner-occupied mortgaged property.

      Mortgage payment history: Not more than one 30-day delinquency during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months (no 30-day delinquencies during preceding 12 months permitted for LTV of 95% or greater). For WMC Select, not more than one 30-day delinquency during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months (no 30-day delinquencies during preceding 12 months permitted for a LTV of 90% or greater).

      Consumer credit history: Minimum Credit Score of 600 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months. For loans with a LTV over 90%, at least three reported tradelines with one open account must be active in the last 12 months.

      Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 24 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

      Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is permitted). Under WMC Select, a prior bankruptcy is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior bankruptcy is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

      NODs/foreclosures: Permitted if discharged or cured two years or more prior to loan application. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

      Maximum LTV:

      o 95% (90% for WMC Select) for Full Documentation, Full-Alternative Documentation and Limited Documentation, (owner-occupied mortgaged property);

      o 90% for Lite Documentation, Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

      o 80% (75% for WMC Select) Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

      o 85% for Full Documentation, Express Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

      o     80% for Lite Documentation (non-owner-occupied mortgaged property);
            and

      o     75% for Stated Income Documentation (Self-Employed)
            (non-owner-occupied mortgaged property).

      o Stated Income Documentation (Wage Earner) is not permitted on non-owner-occupied mortgaged property.

      o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

      Maximum debt ratio: Limited to 55% (50% for Stated Income Documentation).

            Risk Category "A-".

      Maximum loan amount:

      o $650,000 ($550,000 for WMC Select) for Full Documentation, Full-Alternative Documentation (owner-occupied mortgaged property);

      o $475,000 ($550,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

      o $450,000 ($550,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

      o $400,000 for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

      o $350,000 ($475,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

      o $325,000 ($425,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

      o $300,000 ($425,000 for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

      o $200,000 for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

      o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

      Mortgage payment history: Not more than two 30-day delinquencies during the preceding 12 months (a rolling 30-day delinquency counts as only one such delinquency). No 30-day delinquencies permitted for LTVs of 90% or higher. For WMC Select, not more than two 30-day delinquencies during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months for a mortgage loan with a LTV of 90% or greater.

      Consumer credit history: Minimum Credit Score of 580 (500 for WMC Select); minimum 2 year credit history with activity on at least one trade account in the last 12 months.

      Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

      Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is allowed).

      NODs/foreclosures: Permitted if discharged or cured two years or more prior to application.

      Maximum LTV:

      o 95% (90% for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

      o 95% (90% for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

      o 90% (90% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property);

      o 80% (80% for WMC Select also) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

      o 70% (70% for WMC Select also) for Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

      o     80% (80% for WMC Select also) for Full Documentation,
            Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

      o     80% (80% for WMC Select also) for Lite Documentation
            (non-owner-occupied mortgaged property); and

      o     75% for Stated Income Documentation (Self-Employed)
            (non-owner-occupied mortgaged property).

      o Stated Income Documentation (Wage Earner) is not permitted for non-owner-occupied mortgaged property.

      o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

      Maximum debt ratio: Limited to 50%.

            Risk Category "B+".

      Maximum loan amount:

      o $650,000 ($525,000 for WMC Select) for Full Documentation, Express Documentation, and Full-Alternative Documentation (owner-occupied mortgaged property);

      o $425,000 ($525,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

      o $375,000 ($525,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

      o $350,000 ($525,000 for WMC Select) for Stated Income Documentation (Self Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

      o $300,000 ($525,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

      o $250,000 ($525,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

      o $225,000 ($525,000 for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

      o $200,000 for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

      o Stated Income Documentation (Wage Earner) is not permitted for non-owner-occupied mortgaged property.

      o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

      Mortgage payment history: Not more than three 30-day delinquencies during the preceding 12 months (a rolling 30-day delinquency counts as only one such delinquency). For any loan with an LTV of 85% or greater, no 30-day delinquencies during the preceding 12 months is permitted. For WMC Select, not more than three 30-day delinquencies during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months for a mortgage loan with a LTV of 85% or greater.

      Consumer credit history: Minimum Credit Score of 550 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months.

      Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

      Bankruptcy: Permitted if discharged 18 months or more prior to loan application.


      NODs/foreclosures: Permitted if cured or discharged 18 months or more prior to application.

      Maximum LTV:

      o 90% (85% for WMC Select) for Full Documentation, Full-Alternative Documentation, and Limited Documentation (owner-occupied mortgaged property);

      o 80% (85% for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

      o 75% (75% for WMC Select also) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

      o 70% (70% for WMC Select also) Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

      o     75% (75% for WMC Select also) for Full Documentation,
            Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

      o 70% (75% for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

      o 65% for Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation (non-owner-occupied mortgaged property).

      o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

      Maximum debt ratio: Limited to 50%.

            Risk Category "B".

      Maximum loan amount:

      o $500,000 for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

      o $375,000 ($500,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

      o $350,000 ($500,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

      o $335,000 ($500,000 for WMC Select) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

      o $275,000 for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

      o $225,000 for Limited Documentation (non-owner-occupied mortgaged property); and

      o $200,000 for Lite Documentation and Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

      o Stated Income Documentation (Wage Earner) is not permitted for owner or non-owner-occupied mortgaged property.

      o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

      Mortgage payment history: One 60-day delinquency during the preceding 12 months. For WMC Select, not more than four 30-day delinquencies during the preceding 12 months, and one 60-day delinquency during the preceding 12 months.

      Consumer credit history: Minimum Credit Score of 500 with a minimum credit history of 2 years and minimum of one reported trade account with activity in last 12 months (minimum score of 520 required for LTVs of 85%). For WMC Select, the borrower must have a minimum Credit Score of 520 with a minimum credit history of 2 years and a minimum of one reported trade account with activity in last 12 months.

      Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

      Bankruptcy: Permitted if discharged 12 months or more prior to loan application.

      NODs/foreclosures: Permitted if cured or discharged 12 months or more prior to loan application.

      Maximum LTV:

      o     80% (80% for WMC Select also) for Full Documentation,
            Full-Alternative Documentation and Limited Documentation (85% maximum LTV if the borrower has no 60-day late payments on a mortgage loan in the preceding 12 months and a minimum Credit Score of 520) (owner-occupied mortgaged property);

      o 80% (80% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property);

      o 75% for Stated Income Documentation (Self-Employed) only (owner-occupied mortgaged property);

      o 70% for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property); and

      o     65% for Lite Documentation (non-owner-occupied mortgaged property).

      o Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) are not available on non-owner-occupied mortgaged property.

      o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

      Maximum debt ratio: Limited to 50%.

            Risk Category "C".

      Maximum Loan Amount:

      o $500,000 ($350,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

      o $335,000 ($350,000 for WMC Select) for Limited Documentation, Lite Documentation and Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

      o $250,000 for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property); and

      o $200,000 for Limited Documentation and Lite Documentation (non-owner-occupied mortgaged property). o No Stated Income Documentation (Wage Earner) or Stated Income/Verified Assets (Streamlined) Documentation program is available for non-owner-occupied mortgaged property.

      Mortgage payment history: No more than two 60-day delinquencies and one 90-day delinquency are allowed in the preceding 12 months (rolling 30-day delinquencies are accepted). For WMC Select, not more than two 60-day delinquencies during the preceding 12 months or one 90-day delinquency are allowed in the preceding 12 months.

      Consumer credit history: Minimum Credit Score of 500 with 2 year credit history and one reported trade account with activity in the last 12 months.

      Liens/charge-offs:__If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

      Bankruptcy: Permitted if discharged 12 months or more prior to loan application.

      NODs/foreclosures: Permitted if discharged or cured 12 months or more prior to loan application.

      Maximum LTV:

      o 85% (80% for WMC Select) for Full Documentation, Full-Alternative Documentation and Limited Documentation (80% maximum LTV if the borrower has no 90-day late payments and no more than two 60-day late payments on a mortgage loan in the preceding 12 months) (owner-occupied mortgaged property);

      o 80% (80% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property);

      o 75% for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

      o 70% for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property); and

      o     60% for Lite Documentation (non-owner-occupied mortgaged property).

      o No Stated Income Documentation (Wage Earner) or Stated Income/Verified Assets (Streamlined) Documentation program is available for non-owner-occupied mortgaged property.

      o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

      Maximum debt ratio: Limited to 50%.

      The WMC Underwriting Guidelines described above are a general summary of WMC's underwriting guidelines and do not purport to be a complete description of the underwriting standards of WMC.

      Decision One Mortgage Company, LLC. Approximately 27.16% of the mortgage loans were originated by Decision One Mortgage Company, LLC under the following guidelines.

      The information set forth in the following paragraphs has been provided by Decision One Mortgage Company, LLC ("Decision One Mortgage") and relates solely to the mortgage loans acquired from Decision One Mortgage.

      General. Decision One Mortgage is a wholly-owned subsidiary of HSBC Group, a publicly traded company. Decision One Mortgage is a mortgage company that originates purchases and sells first-lien and second-lien mortgage loans. Decision One Mortgage emphasizes the origination of mortgage loans that are commonly referred to as Alt a lending options, and non-conforming or sub-prime loans. Decision One Mortgage commenced lending operations on May of 1996. It is headquartered in Charlotte, North Carolina.

      Decision One Mortgage originates and purchases loans through its wholesale network of 19,000 independent mortgage brokers and through its network of 22 branch offices located in 18 states. Loans are processed, underwritten and closed through the branch network. For the twelve months ending December 31, 2004, Decision One Mortgage's wholesale division originated approximately $12.6 billion in mortgages, and in 2005 through December 31, 2005 it originated approximately $16.9 billion. As of December 31, 2004, Decision One Mortgage employed 1,390 associates nationwide, and currently employs 1,537.

      Underwriting Standards. Mortgage loans originated or acquired by Decision One Mortgage, referred to in this section as the originator, were done so in accordance with the underwriting guidelines established by it (collectively, the "Decision One Underwriting Guidelines"). The following is a general summary of the Decision One Underwriting Guidelines believed to be generally applied, with some variation, by Decision One Mortgage.

      The Decision One Underwriting Guidelines are primarily intended to assess the borrower's ability to repay the mortgage loan, to assess the value of the mortgaged property and to evaluate the adequacy of the property as collateral for the mortgage loan. All of the mortgage loans in the mortgage loan pool were also underwritten with a view toward the resale of the mortgage loans in the secondary mortgage market. While Decision One Mortgage's primary consideration in underwriting a mortgage loan is the value of the mortgaged property, Decision One Mortgage also considers, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio, as well as the type and use of the mortgaged property.

      The mortgage loans will have been originated in accordance with the Decision One Underwriting Guidelines. On a case by case basis, exceptions to the Decision One Underwriting Guidelines are made where compensating factors exist.

      Each applicant completes an application which includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The Decision One Underwriting Guidelines require a credit report on each applicant from a credit reporting company. The report typically contains information relating to matters such as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments. Mortgaged properties that are to secure mortgage loans are appraised by qualified independent appraisers. These appraisers inspect and appraise the subject property and verify that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area, and when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac.

      The mortgage loans were originated consistent with and generally conform to the Decision One Underwriting Guidelines' full documentation, limited documentation and stated income documentation residential loan programs. Under each of the programs, Decision One Mortgage reviews the applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt service to income ratio to determine the applicant's ability to repay the loan, reviews the type and use of the property being financed, and reviews the property. The Decision One Underwriting Guidelines require that mortgage loans be underwritten in a standardized procedure which complies with applicable federal and state laws and regulations and requires Decision One Mortgage's underwriters to be satisfied that the value of the property being financed, as indicated by an appraisal and a review of the appraisal, currently supports the outstanding loan balance. In general, the maximum loan amount for mortgage loans originated under the programs is $750,000. The Decision One Underwriting Guidelines generally permit loans on one to four family residential properties to have a loan-to-value ratio at origination of up to 100% with respect to first-liens loans. The maximum loan-to-value ratio depends on, among other things, the purpose of the mortgage loan, a borrower's credit history, home ownership history, mortgage payment history or rental payment history, repayment ability and debt service to income ratio, as well as the type and use of the property.

      The Decision One Underwriting Guidelines require that the income of each applicant for a mortgage loan be verified. The income documentation required for Decision One Mortgage's various programs is as follows: under the full documentation program, applicants are required to submit one form of verification from their employer(s) of stable income for at least 24 months; under the Bank Statement and Lite documentation programs, applicants are required to submit verification of stable income for at least 24 months along with consecutive and complete personal checking account bank statements; and under the stated income documentation program, an applicant may be qualified based upon monthly income as stated on the mortgage loan application/form 1003 if the applicant meets certain criteria. All the abovementioned programs require telephone verification of all the applicants' employment.

      In evaluating the credit quality of borrowers, Decision One Mortgage utilizes credit bureau risk scores, or a FICO score, a statistical ranking of likely future credit performance developed by Fair, Isaac & Company and the three national credit data repositories: Equifax, TransUnion and Experian.

      The Decision One Underwriting Guidelines are divided into two major matrices. Below is a description of each matrix:

Core

      Decision One Mortgage's Core product is Decision One Mortgage's all inclusive Alt-A offering and traditional Sub Prime lending options.

      o A+ grade offers Alt A product offerings and competitive pricing for high FICO borrowers.

      o A through C grades provide lending options for the Sub Prime borrower with reductions in LTVs to offset FICO scores.

Portfolio Plus

      Portfolio Plus combines the best features Decision One offers with high LTV and niche features.

      o All credit grades targeted for the borrower with proven payment ability by requiring credit depth and limited slow pay mortgage.

      o     Matrix provides High LTV and Niche product solutions for borrowers.

General underwriting procedures and credit risk management

      In addition to the credit requirements outlined in each matrix, the general underwriting procedures include:

      o Verbal verifications by a Decision One Mortgage employee of employer and home phone numbers.

      o External data integrity score that validates name, address, employment and social security number.

      o Automated valuation tools to ensure collateral and integrity of the appraisal.

      Each underwriter receives training in Fraud Detection, Red Flag Awareness and Investigation. Underwriters have access to internal and external resources to identify risk and confirm the integrity of data in areas of credit capacity and collateral.

      Exceptions. As described above, the foregoing categories and criteria are guidelines only. On a case by case basis, it may be determined that an applicant warrants a debt service to income ratio exception, a pricing exception, a loan-to-value ratio exception, an exception from certain requirements of a particular risk category, etc. An exception may be allowed if the application reflects compensating factors, such as: low loan-to-value ratio, pride of ownership, a maximum of one 30-day late payment on all mortgage loans during the last 12 months, stable employment, and longevity of current residence ownership.

The Mortgage Loans in the Aggregate

      The mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Cut-off date principal balance
of the mortgage loans........................................     $2,266,849,639
Cut-off date principal balance
of the fixed rate mortgage loans.............................     $  319,518,963
Cut-off date principal balance
of the adjustable rate mortgage loans........................     $1,947,330,676
Interest Rates:
     Weighted Average........................................             7.753%
     Range...................................................  4.625% to 13.250%
Weighted average stated remaining term to
maturity (in months)........................................                 341

      The scheduled principal balances of the mortgage loans range from approximately $9,888 to approximately $977,500. The mortgage loans had an average scheduled principal balance of approximately $184,147.

      The weighted average loan-to-value ratio (or, with respect to second-lien mortgage loans, combined loan-to-value ratio) at origination of the mortgage loans is approximately 81.63% and approximately 32.29% of the mortgage loans have loan-to-value ratios (or, with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80.00%.

      Approximately 92.72% of the mortgage loans are secured by first liens. Approximately 7.28% of the mortgage loans are secured by second liens.

      No more than approximately 0.27% of the mortgage loans are secured by mortgaged properties located in any one zip code area.

      None of the mortgage loans has a Prepayment Premium period at origination in excess of five years.

      Each of WMC Mortgage Corp. and Decision One Mortgage Company, LLC has represented or will represent with respect to each mortgage loan sold by it that:

      o none of the mortgage loans sold by it is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law;

      o none of the mortgage loans originated on or after October 1, 2002 and on or before March 6, 2003 is secured by property located in the State of Georgia; and

      o in connection with the origination of the mortgage loans, no proceeds from a mortgage loan were used to purchase a single premium credit life insurance policy.

      See "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      The tables on Annex III attached to this prospectus supplement set forth certain statistical information with respect to the mortgage loans in the aggregate. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

      The group I mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Cut-off date principal balance
of group I mortgage loans....................................       $548,076,515
Cut-off date principal balance
of  group I fixed rate mortgage loans........................        $52,067,623
Cut-off date principal balance
of  group I adjustable rate mortgage loans...................       $496,008,892
Interest Rates:
     Weighted Average........................................             7.591%
     Range...................................................  4.625% to 12.875%
Weighted average stated remaining term to
maturity (in months).........................................                351

      The scheduled principal balances of the group I mortgage loans range from approximately $12,577 to approximately $749,135. The group I mortgage loans had an average scheduled principal balance of approximately $194,216.

      The weighted average loan-to-value ratio (or, with respect to second-lien mortgage loans, combined loan-to-value ratio) at origination of the group I mortgage loans is approximately 78.96% and approximately 33.86% of the group I mortgage loans have loan-to-value ratios (or, with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80.00%.

      Approximately 97.79% of the group I mortgage loans are secured by first liens. Approximately 2.21% of the group I mortgage loans are secured by second liens.

      No more than approximately 0.39% of the group I mortgage loans are secured by mortgaged properties located in any one zip code area.

      None of the group I mortgage loans has a Prepayment Premium period at origination in excess of three years.

      The tables on Annex III attached to this prospectus supplement set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

      The group II mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Cut-off date principal balance
of group II mortgage loans....................................    $1,718,773,124
Cut-off date principal balance
of  group II fixed rate mortgage loans........................    $  267,451,340
Cut-off date principal balance
of  group II adjustable rate mortgage loans...................    $1,451,321,784
Interest Rates:
     Weighted Average.........................................            7.804%
     Range.................................................... 5.140% to 13.250%
Weighted average stated remaining term to
maturity (in months)..........................................               338

      The scheduled principal balances of the group II mortgage loans range from approximately $9,888 to approximately $977,500. The group II mortgage loans had an average scheduled principal balance of approximately $181,152.

      The weighted average loan-to-value ratio (or, with respect to second-lien mortgage loans, combined loan-to-value ratio) at origination of the group II mortgage loans is approximately 82.48% and approximately 31.79% of the group II mortgage loans have loan-to-value ratios (or, with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80%.

      Approximately 91.10% of the group II mortgage loans are secured by first liens. Approximately 8.90% of the group II mortgage loans are secured by second liens.

      No more than approximately 0.25% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

      None of the group II mortgage loans has a Prepayment Premium period at origination in excess of five years.

      The tables on Annex III attached to this prospectus supplement set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Credit Scores

      Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of determining Credit Scores and, as a result, the determination of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

      The tables on Annex III attached to this prospectus supplement set forth information as to the Credit Scores of the related mortgagors obtained in connection with the origination of each mortgage loan.

                                   THE SPONSOR

      The sponsor is Morgan Stanley Mortgage Capital Inc., a New York corporation ("MSMC"). MSMC is an affiliate, through common parent ownership, of Morgan Stanley Capital Services Inc., the interest rate swap provider, and Morgan Stanley & Co. Incorporated, the underwriter. Morgan Stanley Mortgage Capital Inc. is also an affiliate of the depositor and a direct, wholly-owned subsidiary of Morgan Stanley (NYSE:MS). The executive offices of Morgan Stanley Mortgage Capital Inc. are located at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000. Morgan Stanley Mortgage Capital Inc. provides warehouse and repurchase financing to mortgage lenders and purchases closed, first- and subordinate-lien residential mortgage loans for securitization or resale, or for its own investment. Morgan Stanley Mortgage Capital Inc. also originates commercial mortgage loans. Morgan Stanley Mortgage Capital Inc. does not currently service loans. Instead, Morgan Stanley Mortgage Capital Inc. contracts with other entities to service the loans on its behalf.

      Morgan Stanley Mortgage Capital Inc. acquires residential mortgage loans through bulk purchases and also through purchases of single loans through Morgan Stanley Mortgage Capital Inc.'s conduit loan purchase program. The mortgage loans purchased through its conduit program generally conform to the conduit origination standards.

      Prior to acquiring any residential mortgage loans, Morgan Stanley Mortgage Capital Inc. conducts a review of the related mortgage loan seller that is based upon the credit quality of the selling institution. Morgan Stanley Mortgage Capital Inc.'s review process may include reviewing select financial information for credit and risk assessment and conducting an underwriting guideline review, senior level management discussion and/or background checks. The scope of the mortgage loan due diligence varies based on the credit quality of the mortgage loans.

      The underwriting guideline review entails a review of the mortgage loan origination processes and systems. In addition, such review may involve a consideration of corporate policy and procedures relating to state and federal predatory lending, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and/or material investors.

      As mentioned above, Morgan Stanley Mortgage Capital Inc. currently contracts with third party servicers for servicing the mortgage loans that it originates or acquires. Third party servicers are also assessed based upon the servicing rating and the credit quality of the servicing institution. The servicers may be reviewed for their systems and reporting capabilities, review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, Morgan Stanley Mortgage Capital Inc. may conduct background checks, meet with senior management to determine whether the servicer complies with industry standards or otherwise monitor the servicer on an ongoing basis.

      MSMC has been the sponsor of securitizations backed by residential mortgage loans, including subprime mortgage loans, since 2000. The following table sets forth the approximate initial principal amount of securities issued in subprime mortgage loan securitizations sponsored by MSMC since 2000.

        Approximate Initial
           Principal Amount
Year          of Securities
----   --------------------

2000          $ 0.4 billion
2001          $ 2.6 billion
2002          $ 8.1 billion
2003         $ 10.9 billion
2004         $ 25.7 billion
2005         $ 22.3 billion


As a sponsor, Morgan Stanley Mortgage Capital Inc. acquires mortgage loans and initiates their securitization by transferring the mortgage loans to the depositor or another entity that acts in a similar capacity as the depositor, which loans will ultimately be transferred to the issuing entity for the related securitization. In coordination with Morgan Stanley & Co. Incorporated, Morgan Stanley Mortgage Capital Inc. works with rating agencies, mortgage loan sellers and servicers in structuring the securitization transaction.

                             STATIC POOL INFORMATION

      Information concerning MSMC's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first- or second-lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.morganstanley.com/institutional/abs_spi/Subprime.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. These prior transactions include, among other transactions, prior securitizations of the sponsor of mortgage loans purchased from the responsible parties. Each of the mortgage loan securitizations identified on this website is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

      In the event any changes or updates are made to the information available on the website, the depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the depositor at 1585 Broadway, New York, New York 10036, Attention: Prospectus Department, telephone number (212) 761-4000.

      The information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

                                  THE DEPOSITOR

      Morgan Stanley Capital I Inc., the depositor, is an affiliate, through common parent ownership, of the sponsor, Morgan Stanley Capital Services Inc. (the swap provider) and Morgan Stanley & Co. Incorporated (the underwriter), and is a direct, wholly-owned subsidiary of Morgan Stanley (NYSE:MS) and was incorporated in the State of Delaware on January 28, 1985. The principal executive offices of Morgan Stanley Capital I Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its telephone number is (212) 761-4000.

      Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

      The depositor has been engaged since its incorporation in the securitization of mortgage loans and other asset types included within the description of the trust fund assets in the prospectus. See "Description of the Trust Funds" in the prospectus. The depositor is engaged in the business of acting as depositor of trusts that issue series of certificates that represent interests in, the assets of the trusts. The depositor acquires assets specifically for inclusion in a securitization from the sellers in privately negotiated transactions.

      The certificate of incorporation of the depositor limits its activities to those necessary or convenient to carry out its securitization activities. The depositor may have limited obligations with respect to a series of certificates. The depositor will obtain the mortgage loans from the sponsor, and may also assign to the trustee certain rights of the sponsor with respect to the mortgage loans. See "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement. In addition, after the issuance of a series of certificates, the depositor may have limited obligations with respect to the trust, which may include appointing a successor trustee if the trustee resigns or is otherwise removed and preparing, or causing to be prepared, certain reports filed under the Securities Exchange Act of 1934, as amended.

      Neither the depositor nor any of the depositor's affiliates will insure or guarantee distributions on the certificates of any series.

                               THE ISSUING ENTITY

      Morgan Stanley Capital I Inc. Trust 2006-HE2, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                                  THE SERVICERS

General

      The mortgage loans will be serviced by Wells Fargo Bank, National Association ("Wells Fargo"), JPMorgan Chase Bank, National Association ("JPMorgan") and HomEq Servicing Corporation ("HomEq"). Wells Fargo will act as servicer for approximately 69.49% of the mortgage loans, JPMorgan will act as servicer for approximately 17.25% of the mortgage loans and HomEq will act as servicer for approximately 13.26% of the mortgage loans.

      Each servicer will service the mortgage loans in accordance with the pooling and servicing agreement.

Wells Fargo Bank, National Association

      The information in this prospectus supplement with regard to Wells Fargo has been provided by Wells Fargo.

      Servicing Experience. Wells Fargo is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo, including its predecessors, has been servicing residential mortgage loans since 1974 and has been servicing subprime residential mortgage loans since 1996. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO property management, are handled at various Wells Fargo locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

      Wells Fargo's servicing portfolio of residential mortgage loans (which includes fixed rate first lien subprime loans, adjustable rate first lien subprime loans and second lien subprime loans as well as other types of residential mortgage loans serviced by Wells Fargo) has grown from approximately $450 billion as of the end of 2000 to approximately $1.005 trillion as of the end of 2005. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo has acquired the servicing rights, acts as subservicer, or acts as special servicer) for first lien subprime loans and second lien subprime loans:

                                       As of                         As of                             As of
                                  December 31, 2003             December 31, 2004                 December 31, 2005
                             -----------------------------   -----------------------------   -------------------------------
                                            Aggregate                       Aggregate                         Aggregate
                               No.      Original Principal     No.      Original Principal      No.       Original Principal
        Asset Type           of Loans    Balance of Loans    of Loans    Balance of Loans     of Loans     Balance of Loans
--------------------------   --------   ------------------   --------   ------------------   ----------   ------------------
First Lien Subprime Loans      91,491      $12,527,230,580    136,814      $19,729,933,615      174,704      $26,301,059,617
Second Lien Subprime Loans      *               *               *               *                *                *


---------------------

* Wells Fargo does not have a material servicing portfolio of second lien subprime loans for the periods indicated.

      Servicing Procedures. Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo's automated loan servicing system. Wells Fargo then makes reasonable efforts to collect all payments called for under the mortgage loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the mortgage loans. Wells Fargo may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a mortgage loan and (ii) to the extent not inconsistent with the coverage of such mortgage loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any mortgage loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

      Wells Fargo's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure mortgaged property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo's automated servicing system. If timely payment is not received, Wells Fargo's automated loan servicing system automatically places the mortgage loan in the assigned collection queue and collection procedures are generally initiated on the 5th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo's automated loan servicing system automatically removes the mortgage loan from that collection queue.

      When a mortgage loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent mortgage loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the mortgaged property, the amount of borrower equity in the mortgaged property and whether there are any junior liens.

      Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the mortgaged property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

      Prior to a foreclosure sale, Wells Fargo performs a market value analysis. This analysis includes: (i) a current valuation of the mortgaged property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the mortgaged property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo bases the amount it will bid at foreclosure sales on this analysis. In the case of second lien loans, Wells Fargo performs a net present value analysis to determine whether to refer the second lien loan to foreclosure or to charge it off.

      If Wells Fargo acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the mortgaged property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

      Wells Fargo's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo will obtain lender-placed insurance at the borrower's expense.

                          THE SECURITIES ADMINISTRATOR

      Under the terms of the pooling and servicing agreement, Wells Fargo is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly reports on Form 10-D annual reports on Form 10-K and current reports on Form 8-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

                                   THE TRUSTEE

      Deutsche Bank National Trust Company ("DBNTC") will act as trustee. DBNTC is a national banking association which has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as trustee on behalf of the holders of the certificates.

            DBNTC is providing the information in the foregoing paragraph at the depositor's request in order to assist the depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB. Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

                                 THE CUSTODIANS

General

      Wells Fargo Bank, National Association ("Wells Fargo") will act as custodian of the WMC mortgage loans under the pooling and servicing agreement. LaSalle Bank National Association ("LaSalle") will act as custodian of the Decision One mortgage loans under the pooling and servicing agreement.

Wells Fargo Bank, National Association

      Wells Fargo is acting as custodian of the mortgage loan files for the WMC mortgage loans pursuant to the pooling and servicing agreement. In that capacity, Wells Fargo is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files for the WMC mortgage loans on behalf of the trustee and the certificateholders. Wells Fargo maintains each mortgage loan file for which it acts as custodian is a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. Wells Fargo has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. Wells Fargo maintains mortgage custody vaults in each of those locations with an aggregate capacity of over nine million files.

LaSalle Bank National Association

      In its capacity as custodian, LaSalle will hold the mortgage loan files for the Decision One mortgage loans exclusively for the use and benefit of the trust. LaSalle will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files for the Decision One mortgage loans will be governed by the pooling and servicing agreement. LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly quality assurance process. LaSalle uses a licensed collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

                         INTEREST RATE SWAP COUNTERPARTY

      The interest rate swap agreement will be provided by Morgan Stanley Capital Services Inc. ("MSCS"), a Delaware corporation formed in 1985 or upon the occurrence of certain events, a replacement counterparty that satisfies certain credit criteria (together with MSCS, the "Swap Provider"). See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement. Morgan Stanley Capital Services Inc. is an affiliate, through common parent ownership, of the sponsor, the depositor and Morgan Stanley & Co. Incorporated, the underwriter, and is a wholly-owned, unregulated special purpose subsidiary of Morgan Stanley (NYSE:MS). The principal executive offices of Morgan Stanley Capital Services Inc. are located at 1221 Avenue of Americas, New York, New York 10020, telephone number (212) 761-4000.

      Morgan Stanley Capital Services Inc. conducts business in the over-the-counter derivatives market, writing a variety of derivative instruments, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The obligations of Morgan Stanley Capital Services Inc. under its derivative instruments are 100% guaranteed by Morgan Stanley. As of October 11, 2005, Morgan Stanley has a long-term debt rating of "Aa3" by Moody's Investors Service, Inc. ("Moody's"), "A+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and "AA-" by Fitch, Inc. ("Fitch") and a short-term debt rating of "P-1" by Moody's, "A-1" by S&P and "F1+" by Fitch.

                         DESCRIPTION OF THE CERTIFICATES

General

      On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in seventeen classes, the Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class P, Class X and Class R certificates. Only the Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, collectively, the "Offered Certificates," will be offered under this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

      The trust fund will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds;

      o assets that are deposited in the accounts, and invested in accordance with the pooling and servicing agreement; and

      o     an interest rate swap agreement.

      The Offered Certificates will be issued and available only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

      Voting rights will be allocated among holders of the Offered Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights. The Class X and Class P certificates will be held by the sponsor or one of its affiliates.

      The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates generally represent interests in the group II mortgage loans. The Class M and Class B certificates represent interests in all of the mortgage loans.

      The following chart illustrates generally the distribution priorities and subordination features applicable to the Offered Certificates and the Class X certificates.



              |   -------------------------------------------------   ^
              |                           |      Class A-2a           |
              |         Class A-1         |      Class A-2b           |
              |                           |      Class A-2c           |
              |                           |      Class A-2d           |
              |   -------------------------------------------------   |
              |                       Class M-1                       |
              |   -------------------------------------------------   |
              |                       Class M-2                       |
              |   -------------------------------------------------   |
  Accrued     |                       Class M-3                       |
certificate   |   -------------------------------------------------   |
 interest,    |                       Class M-4                       |   Losses
   then       |   -------------------------------------------------   |
 principal    |                       Class M-5                       |
              |   -------------------------------------------------   |
              |                       Class M-6                       |
              |   -------------------------------------------------   |
              |                       Class B-1                       |
              |   -------------------------------------------------   |
              |                       Class B-2                       |
              |   -------------------------------------------------   |
              |                       Class B-3                       |
              |   -------------------------------------------------   |
              |                        Class X                        |
              v   -------------------------------------------------   |

Book-Entry Registration

      The Offered Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Offered Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the Offered Certificates will be represented by book-entries on the records of DTC and its participating members. All references in this prospectus supplement to the Offered Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

      The beneficial owners of the Offered Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. The Offered Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories, which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the Offered Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

      The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the Offered Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

      Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the securities administrator through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the securities administrator, the trustee or any paying agent as holders of the Offered Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the Offered Certificates only indirectly through DTC and its participants.

      Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC. However, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

      Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the Offered Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the Offered Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

      Distributions on the book-entry certificates will be made on each distribution date by the securities administrator to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

      Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the securities administrator to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the trust made available by the securities administrator to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of the Offered Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

      None of the trust, the depositor, the servicers, the securities administrator or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the prospectus.

      See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

      The Offered Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the securities administrator in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the securities administrator or the depositor is unable to locate a qualified successor or (b) the depositor, at its option (but with the securities administrator's consent), notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of any event described in the immediately preceding paragraph, the securities administrator will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the securities administrator will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the securities administrator directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

      Definitive certificates will be transferable and exchangeable at the offices of the securities administrator, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the securities administrator designates the offices of its agent located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the securities administrator may require distribution of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

      Pursuant to mortgage loan purchase and warranties agreements, WMC Mortgage Corp. ("WMC") and Decision One Mortgage Company, LLC ("Decision One Mortgage") sold the mortgage loans, without recourse, to MSMC, and MSMC will sell and convey the mortgage loans, including all principal outstanding as of, and interest due and accruing on or after, the close of business on the cut off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due on or after, the close of business on the cut off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut off date. However, MSMC will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan prior to the cut off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Delivery of Mortgage Loan Documents

            In connection with the transfer and assignment of each mortgage loan to the trust, the depositor will cause to be delivered (i) to Wells Fargo Bank, National Association, as custodian on behalf of the trustee with respect to the mortgage loans sold to MSMC by WMC, (ii) to LaSalle Bank National Association, as custodian on behalf of the trustee with respect to the mortgage loans sold to MSMC by Decision One Mortgage, on or before the closing date, the following documents with respect to each mortgage loan which constitute the mortgage file:

            (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

            (b) the original of any guaranty executed in connection with the mortgage note;

            (c) the related original mortgage and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

            (d) the mortgage assignment(s), or copies of them certified by the applicable originator, escrow company, title company, or closing attorney, if any, showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee - which assignment may, at the originator's option, be combined with the assignment referred to in clause
      (e) below;

            (e) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

            (f) originals of all assumption, modification, consolidation and extension agreements, if any, with evidence of recording on them;

            (g) an original title insurance policy or, in the event the original policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company; and

            (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

      Pursuant to the pooling and servicing agreement, each custodian will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to each of the mortgage loans delivered to it, with any exceptions noted. Each custodian will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the applicable custodian, within thirty days after the receipt of the mortgage file by the applicable custodian - and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

      If the applicable custodian, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file that is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans attached to the pooling and servicing agreement, the applicable custodian is required to promptly so notify the applicable responsible party, the applicable servicer and the depositor in writing. The applicable responsible party will be required to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by applicable custodian. If, however, within the time frame set forth in the applicable mortgage loan purchase and warranties agreement, the applicable responsible party has not caused the defect to be remedied, the applicable responsible party will be required to either (a) substitute a Substitute Mortgage Loan for the defective mortgage loan, if permitted under the terms of the applicable mortgage loan purchase and warranties agreement, or (b) repurchase the defective mortgage loan. The substitution or repurchase is required to be effected in the same manner as a substitution or repurchase for a material breach of a mortgage loan representation and warranty, as described below under "--Representations and Warranties Relating to the Mortgage Loans." The obligation of the applicable responsible party to cure the defect or to substitute or repurchase the defective mortgage loan will constitute the sole remedies available to the holders of the certificates and the trustee relating to the defect.

Representations and Warranties Relating to the Mortgage Loans

      Pursuant to the pooling and servicing agreement, each of WMC and Decision One Mortgage, the responsible parties, will make representations and warranties with respect to each mortgage loan transferred by it as of the closing date (or an earlier date specified in the pooling and servicing agreement, which may be the cut-off date, the date on which the servicing of the mortgage loan was transferred or the date on which MSMC purchased the mortgage loan from the applicable responsible party), including, but not limited to:

            (1) Except with respect to the Delinquent mortgage loans described under "The Mortgage Loan Pool--General" in this prospectus supplement, no payment required under the mortgage loan is more than 30 days Delinquent nor has any payment under the mortgage loan been more than 30 days Delinquent at any time since the origination of the mortgage loan;

            (2) Except as described in representation (1) above with respect to certain Delinquent mortgage loans, to the best of the applicable responsible party's knowledge, there are no defaults in complying with the terms of the mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

            (3) The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the purchaser. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

            (4) The mortgage loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable (subject to bankruptcy, equitable principles and laws affecting creditor rights generally), in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect to the mortgage loan;

            (5) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards;

            (6) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all predatory and abusive lending laws applicable to the mortgage loan have been complied with, including, without limitation, any provisions therein relating to Prepayment Premiums;

            (7) The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The applicable responsible party has not waived the performance by the mortgagor of any action, if the mortgagor's failure to perform such action would cause the mortgage loan to be in default, nor have the applicable responsible party waived any default resulting from any action or inaction by the mortgagor;

            (8) The mortgage is a valid, subsisting and enforceable first or second lien on the mortgaged property, including all buildings and improvements on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the mortgage is subject only to:

                  (i) with respect to any second-lien mortgage loan, the lien of the first mortgage on the related mortgaged property;

                  (ii) the lien of current real property taxes and assessments not yet due and payable;

                  (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (A) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (B) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

                  (iv) other matters to which like properties are commonly
            subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

            (9) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms (including, without limitation, any provisions relating to Prepayment Premiums), subject to bankruptcy, equitable principles and laws affecting creditor rights generally. All parties to the mortgage note, the mortgage and any other such related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a mortgage loan has taken place on the part of the applicable responsible party, other than any error, omission or negligence in the origination of a mortgage loan that may have occurred despite the applicable responsible party's conformance with the WMC Underwriting Guidelines or Decision One Underwriting Guidelines, as applicable (as in effect at the time that mortgage loan was made). No fraud, misrepresentation or similar occurrence or, to the applicable responsible party's knowledge, error, omission or negligence with respect to a mortgage loan has taken place on the part of any other person, including without limitation, the mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the mortgage loan;

            (10) The mortgage loan is covered by an American Land Title Association lender's title insurance policy, or with respect to any mortgage loan for which the related mortgaged property is located in California a California Land Title Association lender's title insurance policy, or other generally acceptable form of policy or insurance acceptable to Fannie Mae and Freddie Mac and pursuant to the WMC Underwriting Guidelines or Decision One Underwriting Guidelines, as applicable, (as in effect on the date the mortgage loan was originated) with respect to mortgage loans and each such title insurance policy is issued by a title insurer acceptable to prudent lenders in the secondary mortgage market and qualified to do business in the jurisdiction where the mortgaged property is located, insuring the applicable responsible party, its successors and assigns, as to the first priority lien or second priority lien, as applicable, of the mortgage in the original principal amount of the mortgage loan, subject only to the exceptions contained in clauses (i), (ii), (iii) and (iv) of representation (8) above;

            (11) Except as described in representation (1) above with respect to certain Delinquent mortgage loans, other than payments due but not yet 30 or more days Delinquent, there is no default, breach, violation or event which would permit acceleration existing under the mortgage or the mortgage note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the applicable responsible party nor its affiliates or any of their respective predecessors have waived any default, breach, violation or event which would permit acceleration;

            (12) The mortgage contains customary and enforceable provisions that render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a mortgagor on a mortgage loan and foreclosure on, or trustee's sale of, the mortgaged property pursuant to the proper procedures, the holder of the mortgage loan will be able to deliver good and merchantable title to the mortgaged property. There is no homestead or other exemption available to a mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

            (13) The mortgaged property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (14) There is no proceeding pending or, to the applicable responsible party's knowledge, threatened for the total or partial condemnation of the mortgaged property. The mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended;

            (15) No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy or bankruptcy bond related to the mortgage loans, irrespective of the cause of such failure of coverage;

            (16) The mortgage file contains an appraisal of the related mortgaged property signed by a qualified appraiser who had no interest, direct or indirect, in the mortgaged property or in any loan made on the security of the mortgaged property, and whose compensation is not affected by the approval or disapproval of the mortgage loan, and the appraisal and appraiser both satisfy the requirements of (a) Fannie Mae or Freddie Mac and (b) the WMC Underwriting Guidelines or the Decision One Underwriting Guidelines, as applicable, and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the mortgage loan was originated;

            (17) None of the mortgage loans is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (18) None of the mortgage loans has a Prepayment Premium period at origination in excess of five years;

            (19) None of the mortgage loans secured by property located in the State of Georgia was originated on or prior to March 7, 2003, and there is no mortgage loan that was originated after March 7, 2003 that is a "high-cost home loan" as defined under the Georgia Fair Lending Act;

            (20) No proceeds from any mortgage loan were used to purchase a single premium credit life insurance policy;

            (21) No mortgagor was required to purchase any credit life, mortgage, disability, accident or health insurance product as a condition of obtaining the extension of credit. No mortgagor obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the mortgage loan. No proceeds from any mortgage loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such mortgage loan; and

            (22) No mortgage loan originated on or after August 1, 2004 requires the related mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

      Pursuant to the pooling and servicing agreement, upon the discovery by any of the responsible parties, a servicer, the securities administrator, the depositor or the trustee that any of the representations and warranties contained in the pooling and servicing agreement have been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Subject to certain provisions of the pooling and servicing agreement, within sixty days of the earlier to occur of the applicable responsible party's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the applicable responsible party will be required to:

      o     promptly cure such breach in all material respects,

      o if such substitution would occur prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by the applicable responsible party, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the applicable servicer with respect to the related distribution date the amount of such shortfall plus all accrued and unpaid interest on the replaced mortgage loans and all related unreimbursed servicing advances (a "Substitution Adjustment Amount"), or

      o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the applicable servicer or other expenses of the applicable servicer or trustee relating to the mortgage loan in breach.

Notwithstanding the foregoing, pursuant to the terms of the pooling and servicing agreement, in the event of discovery by any party to the pooling and servicing agreement (i) that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the pooling and servicing agreement or (ii) of a breach of the representations and warranties listed as numbers (6), (17), (18), (19), (20), (21) or (22) in the second preceding full paragraph, the applicable responsible party will be required to repurchase the related mortgage loan at the purchase price within sixty days of such discovery or receipt of notice. The purchase price with respect to such mortgage loan will be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

      In addition, the responsible parties are obligated to indemnify the depositor, any of its affiliates, the servicers, the securities administrator, the trustee and the trust for any third-party claims arising out of a breach by the applicable responsible party of representations or warranties regarding the mortgage loans. The obligations of the applicable responsible party to cure such breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the servicers, the securities administrator, the trustee, the depositor and any of its affiliates.

      The depositor will also represent that (a) no group I mortgage loan has a Prepayment Premium period in excess of three years and (b) the original principal balance of each group I mortgage loan was within Freddie Mac's and Fannie Mae's dollar amount limits for conforming one- to-four family mortgage loans. In the event of a breach by the depositor of either of these representations and warranties, the depositor will be obligated to cure, repurchase or substitute the applicable mortgage loan in the same manner as is set forth above with respect to breaches of representations and warranties made by a responsible party regarding the mortgage loans. The obligation of the depositor under the pooling and servicing agreement to cure, repurchase or substitute any mortgage loan as to which a breach of either of these representations and warranties has occurred and is continuing will constitute the sole remedies against the depositor respecting such breach available to the holders of the certificates or the trustee.

Payments on the Mortgage Loans

      The pooling and servicing agreement provides that each servicer is required to establish and maintain a collection account. The pooling and servicing agreement permits each servicer to direct any depository institution maintaining its collection account to invest the funds in its collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

      Each servicer is obligated to deposit or cause to be deposited in its collection account, within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal on the mortgage loans;

      o all payments on account of interest, net of the servicing fee, on the mortgage loans;

      o all Insurance Proceeds to the extent such Insurance Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices, Condemnation Proceeds and Liquidation Proceeds;

      o all other amounts required to be deposited in its collection account pursuant to the pooling and servicing agreement; and

      o any amounts required to be deposited in connection with net losses realized on investments of funds in its collection account.

      The servicers are not permitted to commingle funds in the collection account with any other funds or assets.

      The securities administrator, as paying agent for the benefit of the trustee and the certificateholders, will be obligated to set up a distribution account with respect to the certificates into which the servicers will be required to deposit or cause to be deposited the funds required to be remitted by the servicers on the Servicer Remittance Date. The pooling and servicing agreement permits but does not require the securities administrator to invest the funds in the distribution account in one or more eligible investments that mature on or prior to the next distribution date.

      The funds required to be remitted by each servicer for a Servicer Remittance Date will be equal to the sum, without duplication, of:

      o all collections of scheduled principal and interest on the mortgage loans received by the applicable servicer on or prior to the related Determination Date;

      o all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the applicable servicer during the related Prepayment Period;

      o all P&I Advances made by the applicable servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date; and

      o any other amounts required to be placed in its collection account by the applicable servicer pursuant to the pooling and servicing agreement;

      but excluding the following:

            (a) for any mortgage loan with respect to which the applicable servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan that represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the applicable servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) for that Servicer Remittance Date, the aggregate servicing fee;

            (d) all net income from eligible investments that are held in the collection account for the account of the applicable servicer;

            (e) all amounts actually recovered by the applicable servicer in respect of late fees, assumption fees and similar fees;

            (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (g) certain other amounts which are reimbursable to the depositor or the applicable servicer, as provided in the pooling and servicing agreement; and

            (h) all collections of principal and interest not required to be remitted on that Servicer Remittance Date.

      The amounts described in clauses (a) through (h) above may be withdrawn by the applicable servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

      Distributions on the certificates will be required to be made by the securities administrator on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in May 2006, to the persons in whose names the certificates are registered on the related Record Date.

      Distributions on each distribution date will be made by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register or, in the case of a certificateholder who has notified the securities administrator in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of that certificateholder at a bank or other depository institution having appropriate wire transfer facilities. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the securities administrator designated from time to time for those purposes. Initially, the securities administrator designates the offices of its agent located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for those purposes.

Administration Fees

      As described under the definition of "Available Funds" included in the "Glossary" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee, the custodial fee and securities administrator fee payable on each mortgage loan. On each distribution date, the servicers, the securities administrator and the custodians will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee, the securities administrator fee and the custodial fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the applicable servicing fee rate, securities administrator fee rate or custodial rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the servicing fee, the securities administrator fee and the custodial fee.

Fee                            Per Annum Fee Rate
----------------------------   ---------------------------
Servicing Fee                  0.50%
Custodial Fee                  less than or equal to 0.01%
Securities Administrator Fee   less than or equal to 0.01%

      In addition to the servicing fee, the securities administrator fee and the custodial fee, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, the servicers, the securities administrator, the trustee or the custodians, as described under "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicers, the Securities Administrator, the Trustee and the Custodians" in this prospectus supplement and "Description of the Agreements--Matters Regarding a Master Servicer and the Depositor" in the prospectus, and reimbursements for certain unanticipated expenses borne by the depositor, the servicers, the securities administrator, the custodians or the trustee, as described in this prospectus supplement and the accompanying prospectus.

Priority of Distributions Among Certificates

   As more fully described in this prospectus supplement, distributions on the certificates will be made monthly on each distribution date from Available Funds and will be made to the classes of certificates generally in the following order of priority:

      (i) to make certain payments to the Swap Account for the benefit of the Swap Provider, as further described below under "--Distributions of Interest and Principal";

      (ii) to current interest on each class of certificates and previously unpaid interest on the Class A certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

      (iii) to principal on the classes of certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

      (iv) to unpaid interest and Unpaid Realized Loss Amounts on the Subordinated Certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal"; and

      (v) to deposit into the Excess Reserve Fund Account to cover any Basis Risk CarryForward Amounts on the Offered Certificates, and, after making certain termination payments, if any, to the Swap Account for the benefit of the Swap Provider, finally to be released to the Class X certificates, in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal".

Distributions of Interest and Principal

   For any distribution date, the "Pass-Through Rate" for each class of Offered Certificates will be as set forth below:

            (a) for the Class A-1 certificates, a per annum rate equal to the least of (1) One-Month LIBOR plus the related fixed margin for the Class A-1 certificates and that distribution date, (2) the Group I Loan Cap (as defined below) and (3) the WAC Cap (as defined below);

            (b) for the Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates, a per annum rate equal to the least of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date, (2) the Group II Loan Cap (as defined below) and (3) the WAC Cap; and

            (c) for the Class M and Class B certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date and (2) the WAC Cap.

      The fixed margin for each class of Offered Certificates is as follows:
Class A-1, [___]%; Class A-2a, [___]%; Class A-2b, [___]%; Class A-2c, [___]%;
Class A-2d, [___]%; Class M-1, [___]%; Class M-2, [___]%; Class M-3, [___]%;
Class M-4, [___]%; Class M-5, [___]%; Class M-6, [___]%; Class B-1, [___]%;
Class B-2, [___]%; and Class B-3, [___]%. On the distribution date immediately following the distribution date on which a servicer has the right to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each distribution date thereafter, the fixed margin for each class of Offered Certificates will increase to the following: Class A-1, [___]%; Class A-2a, [___]%; Class A-2b, [___]%; Class A-2c, [___]%; Class A-2d, [___]%; Class
M-1, [___]%; Class M-2, [___]%; Class M-3, [___]%; Class M-4, [___]%; Class M-5,
[___]%; Class M-6, [___]%; Class B-1, [___]%; Class B-2, [___]%; and Class B-3,
[___]%.

      The "Group I Loan Cap" for any distribution date is the weighted average of the interest rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate (as defined below), adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

      The "Group II Loan Cap" for any distribution date is the weighted average of the interest rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

      The "WAC Cap" for any distribution date is the weighted average of the interest rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the

Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

      The "Swap Payment Rate" for any distribution date is a fraction (expressed as a percentage), the numerator of which is any Net Swap Payment or Swap Termination Payment (other than a Defaulted Swap Termination Payment) owed to the Swap Provider for such distribution date and the denominator of which is the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12.

      On each distribution date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal are required to be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each distribution date will equal the sum of (i) the Basic Principal Distribution Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

      On each distribution date, the securities administrator will be required to make the distributions and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

      (i) to the holders of each class of Offered Certificates and to the Swap Account in the following order of priority:

            (a) to the Swap Account, the sum of (x) all Net Swap Payments and
      (y) any Swap Termination Payment owed to the Swap Provider, including, without limitation, the lesser of (i) any payments received by the trust as a result of entering into a replacement interest rate swap agreement following an additional termination event resulting from a ratings downgrade of the Swap Counterparty in accordance with the interest rate swap agreement (such payment, a "Replacement Swap Provider Payment"), and
      (ii) any Swap Termination Payment owed to the Swap Provider (the lesser of clause (i) or (ii) above, the "Senior Defaulted Swap Termination Payment"), but not including any other Defaulted Swap Termination Payment owed to the Swap Provider, if any;

            (b) concurrently, (1) from the Interest Remittance Amount related to the group I mortgage loans, to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amount for the Class A-1 certificates, and (2) from the Interest Remittance Amount related to the group II mortgage loans, to the Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates, pro rata (based upon their respective entitlements to those amounts), the related Accrued Certificate Interest and Unpaid Interest Amounts for those classes of certificates; provided, that, if the Interest Remittance Amount for any group is insufficient to make the related payments set forth in clauses (i)(b)(1) or (i)(b)(2) above, any Interest Remittance Amount relating to the other group remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

            (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class;

            (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class;

            (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class;

            (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class;

            (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class;

            (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class;

            (i) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class;

            (j) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class; and

            (k) from any remaining Interest Remittance Amounts, to the Class B-3 certificates, the Accrued Certificate Interest for that class;

      (ii) (A) on each distribution date before the Stepdown Date or with respect to which a Trigger Event is in effect, to the holders of the class or classes of Offered Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

            (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

      (B) on each distribution date on and after the Stepdown Date and as long as a Trigger Event is not in effect, to the holders of the class or classes of Offered Certificates then entitled to distributions of principal in an amount equal to the Principal Distribution Amount in the following amounts and order of priority:

            (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero;

            (b) to the Class M-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (c) to the Class M-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and to the Class M-1 certificateholders in clause (ii)(B)(b) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (d) to the Class M-3 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above and to the Class M-2 certificateholders in clause (ii)(B)(c) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (e) to the Class M-4 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above and to the Class M-3 certificateholders in clause (ii)(B)(d) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (f) to the Class M-5 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above and to the Class M-4 certificateholders in clause (ii)(B)(e) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (g) to the Class M-6 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above and to the Class M-5 certificateholders in clause (ii)(B)(f) above and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (h) to the Class B-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above and to the Class M-6 certificateholders in clause (ii)(B)(g) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (i) to the Class B-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above and to the Class B-1 certificateholders in clause (ii)(B)(h) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero; and

            (j) to the Class B-3 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above, to the Class B-1 certificateholders in clause (ii)(B)(h) above and to the Class B-2 certificateholders in clause (ii)(B)(i) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero; and

      (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority with respect to the certificates:

            (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

            (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount for that class;

            (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

            (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount for that class;

            (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

            (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount for that class;

            (g) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

            (h) to the holders of the Class M-4 certificates, any Unpaid Realized Loss Amount for that class;

            (i) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

            (j) to the holders of the Class M-5 certificates, any Unpaid Realized Loss Amount for that class;

            (k) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

            (l) to the holders of the Class M-6 certificates, any Unpaid Realized Loss Amount for that class;

            (m) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

            (n) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount for that class;

            (o) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

            (p) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount for that class;

            (q) to the holders of the Class B-3 certificates, any Unpaid Interest Amount for that class;

            (r) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount for that class;

            (s) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that distribution date;

            (t) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any remaining unpaid Basis Risk CarryForward Amount with respect to the Offered Certificates to the Offered Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being (a) first, among those classes of certificates pro rata, based on their respective Class Certificate Balances and (b) second, any remaining amounts to those classes of certificates, pro rata, based on any Basis Risk CarryForward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

            (u) to the Swap Account, the amount of any Defaulted Swap Termination Payment, other than a Senior Defaulted Swap Termination Payment, owed to the Swap Provider;

            (v) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

            (w) to the holders of the Class R certificates, any remaining amount.

      On each distribution date, prior to the distribution on any other class of certificates, the securities administrator is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period.

      If on any distribution date, after giving effect to all distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under "--Swap Account" below, the aggregate Class Certificate Balances of the Offered Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that distribution date, the Class Certificate Balance of the applicable Class M or Class B certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. This reduction of a Class Certificate Balance for Realized Losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk CarryForward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable class of Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related distribution date.

      On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls not covered by Compensating Interest payments from the servicers (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated first to reduce the amounts otherwise distributable on the Class X certificates, and thereafter as a reduction to the Accrued Certificate Interest for the Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that distribution date. The holders of the Offered Certificates will not be entitled to reimbursement for the allocation of any Relief Act shortfalls or prepayment interest shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

      All principal allocated to the holders of the Class A certificates on any distribution date will be allocated concurrently, between the Class A-1 certificates (the "Group I Class A Certificates"), on the one hand, and the Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable, for that distribution date. The Group I Class A Certificates and the Group II Class A Certificates are each a "Class A Certificate Group." However, if the Class Certificate Balances of the Class A certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal allocable to such Class A certificates on that distribution date, and the amount of principal allocable to the Class A certificates on all subsequent distribution dates, will be allocated to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal allocations described in this paragraph, until their respective Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the group I mortgage loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the group II mortgage loans.

      Any principal distributions allocated to the Group II Class A Certificates are required to be allocated sequentially, first to the Class A-2a certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2b certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2c certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2d certificates, until their Class Certificate Balance has been reduced to zero. However, on and after the distribution date on which the aggregate Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Group II Class A Certificates are required to be allocated pro rata among the classes of Group II Class A Certificates, based on their respective Class Certificate Balances, until their respective Class Certificate Balances have been reduced to zero.

Swap Account

   On or prior to any distribution date during which the interest rate swap agreement is in effect, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that distribution date will be deposited into a trust account (the "Swap Account") established by the securities administrator as part of the trust fund. Funds in the Swap Account will be distributed in the following order of priority:

            (a) to the Swap Provider, all Net Swap Payments, if any, owed to the Swap Provider for that distribution date;

            (b) to the Swap Provider, any Swap Termination Payment, including, without limitation, any Senior Defaulted Swap Termination Payment but not including any other Defaulted Swap Termination Payment, for that distribution date;

            (c) to the Class A certificates, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause (i) in the eighth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from Available Funds;

            (d) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay Accrued Certificate Interest and, if applicable, Unpaid Interest Amounts as described in clauses (i) and (iii) in the eighth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from Available Funds;

            (e) to the Offered Certificates, to pay principal as described and, in the same manner and order of priority as set forth, in clause (ii)(A) or clause (ii)(B), as applicable, in the eighth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to restore the Subordinated Amount at the Specified Subordinated Amount as a result of prior or current Realized Losses not previously reimbursed, after giving effect to payments and distributions from Available Funds;

            (f) to the Class A certificates, to pay any Basis Risk CarryForward Amounts pro rata, based on their Class Certificate Balances for such distribution date, up to the Swap Payment Allocation for each class of Class A certificates and to the extent unpaid from Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (g) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, to pay any Basis Risk CarryForward Amounts, up to the Swap Payment Allocation for each class of Class M and Class B certificates and to the extent unpaid from Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (h) to the Offered Certificates, any remaining unpaid Basis Risk CarryForward Amount, pro rata, based on their respective remaining unpaid Basis Risk CarryForward Amount after the allocation of payments as set forth in clauses (f) and (g) above;

            (i) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, to pay any Unpaid Realized Loss Amounts, to the extent unpaid from Available Funds;

            (j) to the Swap Provider, any Defaulted Swap Termination Payment, other than a Senior Defaulted Swap Termination Payment, owed to the Swap Provider for that distribution date; and

            (k) to the holders of the Class X certificates, any remaining amounts.

      In the event that the trust enters into a replacement interest rate swap agreement following the occurrence of an additional termination event resulting from a ratings downgrade of the Swap Provider (or its guarantor), and the trust is entitled to receive a payment from a replacement Swap Provider (or its guarantor), the securities administrator will direct the replacement Swap Provider (or its guarantor) to make such payment to the Swap Account. Any Senior Defaulted Swap Termination Payment will be made from the Swap Account to the Swap Provider (or its guarantor) immediately upon receipt of such payment, regardless of whether the date of receipt is a distribution date. If any Replacement Swap Provider Payment is made to an account other than the Swap Account, then, any Senior Defaulted Swap Termination Payment will be paid to the Swap Provider (or its guarantor) immediately upon receipt of such Replacement Swap Provider Payment, regardless of whether the date of receipt is a distribution date. The Swap Provider (or its guarantor) will have first priority to any Replacement Swap Provider Payment over the payment by the trust to certificateholders, the servicers, any responsible party, the securities administrator, the custodians or any other person.

      In the event that the trust receives a Swap Termination Payment, and a successor Swap Provider (or its guarantor) cannot be obtained, then the securities administrator will be required to deposit any Swap Termination Payment into the reserve account that is a sub-account of the Swap Account. On each subsequent distribution date (so long as funds are available in such reserve account), the securities administrator will be required to withdraw from the reserve account and deposit into the Swap Account an amount equal to the amount of any Net Swap Receipt due the trust (calculated in accordance with the terms of the original interest rate swap agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Swap Account. The remaining amount in the reserve account will remain in that account and not treated as a Swap Termination Payment for purposes of determining the distributions from the Swap Account until the final distribution date.

      The "Swap Payment Allocation" for any class of certificates and any distribution date is that class's pro rata share of the Net Swap Receipts, if any, for that distribution date, based on the Class Certificate Balances of the classes of certificates.

      The Swap Account will not be an asset of any REMIC.

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the securities administrator will be required to determine One-Month LIBOR for the next Interest Accrual Period for the Offered Certificates.

Excess Reserve Fund Account

      The "Basis Risk Payment" for any distribution date will be the aggregate of the Basis Risk CarryForward Amounts, for that date. However, the payment with respect to any distribution date cannot exceed the amount otherwise distributable on the Class X certificates or payable from the Swap Account.

      If on any distribution date, the Pass-Through Rate for any class of Offered Certificates is based upon the Group I Loan Cap, the Group II Loan Cap or the WAC Cap, as applicable, the sum of (x) the excess of (i) the amount of Accrued Certificate Interest that class of certificates would otherwise have been distributable on that distribution date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the WAC Cap, over (ii) the amount of Accrued Certificate Interest that class of certificates received on that distribution date, based on the lesser of (1) the Group I Loan Cap or the Group II Loan Cap, as applicable, and (2) the WAC Cap and (y) the unpaid portion of any such excess described in clause (x) from prior distribution dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect the Group I Loan Cap, the Group II Loan Cap or the WAC Cap, as applicable) is the "Basis Risk CarryForward Amount" on those classes of certificates. Any Basis Risk CarryForward Amount on any class of certificates will be allocated on that distribution date or future distribution dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account, with respect to that distribution date (each as described in this prospectus supplement) and from Net Swap Receipts that are available for payment of Basis Risk CarryForward Amounts from the Swap Account. The ratings on the certificates do not address the likelihood of the payment of any Basis Risk CarryForward Amount.

      Pursuant to the pooling and servicing agreement, an account (referred to as the "Excess Reserve Fund Account") will be established, which is held in trust, as part of the trust fund, by the securities administrator. Amounts on deposit in the Excess Reserve Fund Account will not be invested. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the Offered Certificates will be entitled to receive payments from the Excess Reserve Fund Account, in the manner described in this prospectus supplement, in an amount equal to any Basis Risk CarryForward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts otherwise to be paid to the Class X certificates. Any distribution by the securities administrator from amounts in the Excess Reserve Fund Account is required to be made on the applicable distribution date. Any Basis Risk CarryForward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Swap Account in the priority specified in "--Swap Account" above.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with MSCS, as Swap Provider. Under the interest rate swap agreement, with respect to the first 54 distribution dates, the trust will pay to the Swap Provider fixed payments at a rate of 5.15% per annum, determined on a "30/360" basis (or, in the case of the first distribution date, the number of days in the period from the closing date to the day immediately preceding the first distribution date, determined on a "30/360" basis), and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), determined on an "actual/360" basis, in each case calculated on the product of the scheduled notional amount and the multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 54 distribution dates, amounts otherwise available to certificateholders will be applied on or prior to such distribution date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 54 distribution dates, the Swap Provider will owe a net payment to the trust on or prior to such distribution date (each, a "Net Swap Receipt").

      All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable distribution date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a

Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable distribution date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicers, the securities administrator and the custodians (which payments are to be deposited in the Swap Account), and the trust shall pay from the Swap Account to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

      A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

      The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:

      o     failure to pay,

      o     bankruptcy and insolvency events, and

      o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

      Early termination events under the interest rate swap agreement include, among other things:

      o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

      o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

      o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

      o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders,

      o upon the exercise of the optional termination of the trust by a servicer as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call," and

      o the pooling and servicing agreement is amended without the consent of the Swap Provider and such amendment materially and adversely affects the rights or interests of the Swap Provider.

      "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality or a tax event of the Swap Provider) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

      In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) any of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty Rating or Moody's or Fitch withdraws its ratings of the Swap Provider (or its guarantor) and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

            (1) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

            (2) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider (or its guarantor) pursuant to an amendment to the interest rate swap agreement;

            (3) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of the Swap Provider (or its guarantor) under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

            (4) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

      It shall also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has its rating by S&P withdrawn, has a rating of less than "BBB-" or "A-3", if applicable, by S&P, has a rating of less than "BBB-" or "F3", if applicable, by Fitch (if rated by Fitch), or has a rating of less than or equal to "A3" or "P-2", if applicable, by Moody's, and within the time period specified in the interest rate swap agreement, the Swap Provider (or its guarantor), while collateralizing its exposure to the trust, (A) fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a replacement counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition and (B) fails to obtain a guaranty of, or a contingent agreement of, another person that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event").

      If the trust is unable to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

      On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

      The interest rate swap agreement is scheduled to terminate by its terms following the distribution date in October 2010 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

      The sponsor's estimate of maximum probable exposure under the interest rate swap agreement is less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

Overcollateralization Provisions

      The pooling and servicing agreement requires that the Total Monthly Excess Spread, if any, on each distribution date be applied as an accelerated payment of principal of the Offered Certificates, but only to the limited extent described below.

      The application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal has the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the Offered Certificates or paid to the Swap Account as described above on any distribution date will be paid to the holders of the Class X certificates and will not be available on any future distribution date to cover Extra Principal Distribution Amounts or Basis Risk CarryForward Amounts, Unpaid Interest Amounts or Unpaid Realized Loss Amounts.

      With respect to any distribution date, the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that distribution date over (b) the aggregate Class Certificate Balance of the Offered Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that distribution date) is the "Subordinated Amount" as of that distribution date. The pooling and servicing agreement requires that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Subordinated Amount exceeds the Subordinated Amount as of that distribution date (the excess is referred to as a "Subordination Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Subordinated Amount with respect to a distribution date is the "Specified Subordinated Amount" and is set forth in the definition of Specified Subordinated Amount in the "Glossary" in this prospectus supplement. As described above, the Specified Subordinated Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event (as defined in the "Glossary" in this prospectus supplement) exists, the Specified Subordinated Amount may not "step down." Total Monthly Excess Spread (only to the extent needed to maintain the Specified Subordinated Amount) will then be applied to the payment of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event exists.

      In the event that a Specified Subordinated Amount is permitted to decrease or "step down" on a distribution date in the future, the pooling and servicing agreement provides that some or all of the principal that would otherwise be distributed to the holders of the Offered Certificates on that distribution date will be distributed to the holders of the Class X certificates on that distribution date (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk CarryForward Amounts to the Offered Certificates or a Defaulted Swap Termination Payment owed to the Swap Provider) until the Excess Subordinated Amount is reduced to zero. This has the effect of decelerating the amortization of the Offered Certificates relative to the amortization of the mortgage loans, and of reducing the related Subordinated Amount. With respect to any distribution date, the excess, if any, of (a) the Subordinated Amount on that distribution date over (b) the Specified Subordinated Amount is the "Excess Subordinated Amount". If, on any distribution date on or after the Stepdown Date on which a Trigger Event does not exist, the Excess Subordinated Amount is, after taking into account all other distributions and allocations to be made on that distribution date, greater than zero (i.e., the related Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the Offered Certificates on that distribution date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk CarryForward Amounts to the Offered Certificates or a Defaulted Swap Termination Payment to MSCS, as swap provider) in an amount equal to the lesser of (x) the Excess Subordinated Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Subordination Reduction Amount" for that distribution date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a distribution date after the amount necessary to make all payments of interest and principal to the Offered Certificates and amounts required to be paid to the MSCS, as swap provider, on that distribution date (other than Defaulted Swap Termination Payments).

Reports to Certificateholders

      On each distribution date the securities administrator will make available via its internet website to each holder of an Offered Certificate a distribution report, based on information provided to the securities administrator by the servicers and the swap provider, a statement containing the following:

      o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds included in that distribution;

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      o     the amount of the distribution allocable to interest, any Unpaid
            Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk CarryForward Amount for such distribution date and the amount of all Basis Risk CarryForward Amounts covered by withdrawals from the Excess Reserve Fund Account on such distribution date;

      o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available for such distribution, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk CarryForward Amount not covered by amounts in the Excess Reserve Fund Account;

      o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such distribution date;

      o the aggregate Stated Principal Balance of the mortgage loans for the following distribution date;

      o the amount of the expenses and fees paid to or retained by the applicable servicer and paid to or retained by the securities administrator with respect to such distribution date;

      o the Pass-Through Rate for each such class of certificates with respect to such distribution date;

      o the amount of advances included in the distribution on such distribution date and the aggregate amount of advances reported by the servicers (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such distribution date;

      o the number and aggregate outstanding principal balances of mortgage loans (1) as to which the scheduled payment is Delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

      o for each of the preceding 12 calendar months, or all calendar months since the related cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the Due Dates in each such month and (B) Delinquent 60 days or more on each of the Due Dates in each such month;

      o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the last Business Day of the immediately preceding month;

      o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the last Business Day of the immediately preceding month;

      o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event) and the aggregate outstanding balance of all mortgage loans 60 or more days Delinquent;

      o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such distribution date);

      o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such distribution date;

      o the amount of any Net Monthly Excess Cash Flow on such distribution date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk CarryForward Amounts;

      o     the Subordinated Amount and Specified Subordinated Amount;

      o     Prepayment Premiums collected by the servicers;

      o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

      o     the amount distributed on the Class X certificates;

      o     the amount of any Subsequent Recoveries for such distribution date;

      o     the Record Date for such distribution date; and

      o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term.

      The securities administrator will make available the monthly distribution report via the securities administrator's internet website. The securities administrator's website will initially be located at https://ctslink.com and assistance in using the website can be obtained by calling the securities administrator at (301) 815-6600.

                       THE POOLING AND SERVICING AGREEMENT

General

      The pooling and servicing agreement will be entered into among the depositor, the servicers, the securities administrator, the trustee, the custodians, WMC Mortgage Corp. and Decision One Mortgage Company, LLC. The pooling and servicing agreement will govern the rights and responsibilities of the parties responsible for administering the issuing entity.

      Each servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the terms of the pooling and servicing agreement.

Subservicers

      Each servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, no subservicing agreement will take effect until a specified period after written notice is received by the trustee, the securities administrator and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the applicable servicer, for any reason, is no longer a servicer (including termination due to a servicer event of default).

      Each servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the applicable servicer alone were servicing and administering the mortgage loans. The applicable servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the applicable servicer's compensation is sufficient to pay the subservicer fees.

Servicing, Securities Administrator, Trustee and Custodial Fees and Other Compensation and Payment of Expenses

      As compensation for their activities as servicers, each servicer will be entitled, with respect to each mortgage loan serviced by it, to the servicing fee, which will be retained by that servicer or payable monthly from amounts on deposit in the applicable collection account. The servicing fee for each distribution date will be an amount equal to one-twelfth of the servicing fee rate for each mortgage loan serviced by the applicable servicer multiplied by the Stated Principal Balance of such mortgage loan as of the prior distribution date (or the cut-off date, in the case of the first distribution date). See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, each servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees, non-sufficient fund fees or similar items related to the mortgage loans serviced by such servicer. Each servicer will also be entitled to withdraw from the applicable collection account any net interest or other income earned on deposits in the applicable collection account. In addition, the servicers will be entitled to retain any Prepayment Interest Excesses related to the mortgage loans serviced by it for any distribution date to the extent Prepayment Interest Excesses are not required to offset prepayment interest shortfalls resulting from principal prepayments in full that are received by the applicable servicer during the period from the 16th day through the last day of the month prior to that distribution date (or the entire prior calendar month, in the case of the first distribution date). See "--Prepayment Interest Shortfalls" below. Each servicer will be responsible for any losses relating to the investment of funds in its collection account. Each servicer will be required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses except as specifically provided in the pooling and servicing agreement.

      As compensation for its activities as securities administrator, the securities administrator will be entitled with respect to each mortgage loan to the securities administrator fee, which will be remitted to the securities administrator monthly by the servicers from amounts on deposit in their collection accounts. The securities administrator fee will be an amount equal to one-twelfth of the securities administrator fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan as of the prior distribution date (or the cut-off date, in the case of the first distribution date). See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the securities administrator fee, the securities administrator will be entitled to the benefit of any net interest or other income earned on deposits in the distribution account.

      As compensation for its activities as trustee under the pooling and servicing agreement, the trustee will be entitled to the trustee fee, which will be paid to the trustee by the securities administrator from compensation received in its capacity as securities administrator.

      As compensation for their activities as custodians under the pooling and servicing agreement, each custodian will be entitled with respect to each mortgage loan for which it acts as custodian of the related mortgage loan files to the applicable custodial fee, which will be remitted to the applicable custodian monthly by the securities administrator from amounts on deposit in the distribution account. Each custodial fee will be an amount equal to one-twelfth of the applicable custodial fee rate for each applicable mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement.

P&I Advances and Servicing Advances

      P&I Advances. Each servicer (including the trustee as successor servicer and any other successor servicer, if applicable) is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan it services (other than with respect to the principal portion of any balloon payments), subject to its determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by a servicer are reimbursable to that servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding a servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, that servicer will be entitled to reimbursement for that advance from the trust fund. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

      Servicing Advances. Each servicer is required to advance amounts with respect to the mortgage loans it services subject to its determination that such advance would be recoverable, constituting "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration, inspection and protection of the mortgaged property,

      o     enforcement or judicial proceedings, including foreclosures, and

      o certain other customary amounts described in the pooling and servicing agreement.

      These servicing advances by a servicer are reimbursable to the related servicer subject to certain conditions and restrictions. In the event that, notwithstanding a servicer's good faith determination at the time the servicing advance was made, that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the related servicer will be entitled to reimbursement for that advance from the trust fund.

      Recovery of Advances. Each servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement, including from the collection of principal and interest on the mortgage loans serviced by it that is not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the related servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the applicable servicer may be reimbursed for such advance from its collection account.

      None of the servicers will be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the applicable servicer (as stated in an officer's certificate of the related servicer delivered to the securities administrator), the P&I Advance or servicing advance would not ultimately be recoverable from collections on or proceeds of the related mortgage loan.

Prepayment Interest Shortfalls

      In the event of any voluntary principal prepayments in full on any mortgage loans during any Prepayment Period (excluding any payments made upon liquidation of any mortgage loan), the applicable servicer will be obligated to pay, by no later than the Servicer Remittance Date in the following month, compensating interest, without any right of reimbursement, for the amount of shortfalls in interest collections resulting from those full voluntary principal prepayments. The amount of compensating interest payable by the applicable servicer will be equal to the difference between the interest paid by the applicable mortgagors for that month in connection with the prepayments in full and thirty days' interest on the related mortgage loans, but only to the extent of the servicing fee payable to that servicer for that distribution date ("Compensating Interest"). The amount of those shortfalls (for those mortgage loans that prepay in full from the 16th day of the month preceding the month in which the distribution date occurs, or from the first day of the preceding calendar month in the case of the first distribution date, through the end of that preceding month) will be first netted against the amount of interest received on mortgage loans serviced by that servicer that prepay from the 1st day of the month in which the distribution date occurs through the 15th day of that month representing interest that accrued on those mortgage loans during that period ("Prepayment Interest Excesses").

Servicer Reports

      On a date preceding the applicable distribution date, each servicer is required to deliver to the securities administrator and the depositor a servicer remittance report setting forth the information necessary for the securities administrator to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that distribution date delivered by the securities administrator. Each servicer is required to deliver to the depositor, the securities administrator, the trustee and the rating agencies in March of each year, starting in 2007, an officer's certificate stating that:

      o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled in all material respects all of its obligations under the pooling and servicing agreement for such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the failure, including the steps being taken by the servicer to remedy such failure.

      In addition, in March of each year, starting in 2007, each servicer, the trustee and the securities administrator will be required to deliver an assessment of compliance with applicable servicing criteria that contains the following:

      o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

      o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

      Each party that is required to deliver an assessment of compliance will also be required to simultaneously deliver an attestation report of a registered public accounting firm prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the securities administrator at the address provided in this prospectus supplement.

Collection and Other Servicing Procedures

      Each servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the provisions of the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account that are comparable to the mortgage loans. Consistent with the above, each servicer may
(i) waive any late payment charge or, if applicable, any penalty interest or
(ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

      Each servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure,
(iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the Final Scheduled Distribution Date for the Offered Certificates.

      Each servicer will be required to accurately and fully report its borrower payment histories to three national credit repositories in a timely manner with respect to each mortgage loan serviced by it.

      If a mortgaged property has been or is about to be conveyed by the mortgagor, the applicable servicer will be obligated to accelerate the maturity of the mortgage loan, unless the applicable servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the applicable servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by any servicer for entering into an assumption agreement will be retained by that servicer as additional servicing compensation. In connection with any such assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which a servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Loans--Due-on-Sale Clauses" in the accompanying prospectus.

Hazard Insurance

      Each servicer is required to cause to be maintained for each mortgaged property securing any mortgage loan serviced by it a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the least of (a) the maximum insurable value of such mortgaged property, (b) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis or (c) the outstanding principal balance of such mortgage loan, but in no event may such amount be less than is necessary to prevent the borrower from becoming a coinsurer under the policy. As set forth above, all amounts collected by a servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with that servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in its collection account. The ability of a servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to that servicer by a borrower. The pooling and servicing agreement provides that a servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer acceptable to the rating agencies, insuring against losses on the mortgage loans serviced by it. If such blanket policy contains a deductible clause, the applicable servicer is obligated to deposit in its collection account the sums which would have been deposited in the collection account but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

      The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

      The applicable servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans serviced by it as come into default when, in the opinion of the applicable servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the applicable servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement; provided, that the applicable servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the applicable servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the applicable servicer.

      With respect to any second-lien mortgage loan for which the related first-lien mortgage loan is not included in the mortgage loan pool, if, after such mortgage loan becomes 180 days Delinquent, the related servicer determines that a significant net recovery is not possible through foreclosure, the mortgage loan may be charged off and the mortgage loan will be treated as a liquidated mortgage loan, giving rise to a Realized Loss.

Removal and Resignation of a Servicer

   The trustee may, and, at the direction of the majority of voting rights in the certificates, is required to, remove a servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses
(a), (b), (c), (d), (e), (f) and (g) below. Each of the following constitutes a "servicer event of default":

            (a) any failure by a servicer to remit to the securities administrator any payment required to be made by such servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day, or in the case of Wells Fargo, two business days, after the date upon which written notice of such failure, requiring the same to be remedied, is given to a servicer by the depositor, the securities administrator or trustee or to such servicer, the depositor, the securities administrator and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (b) any failure on the part of a servicer to duly observe or perform in any material respect any other of the covenants or agreements on the part of such servicer contained in the pooling and servicing agreement, which continues unremedied for a period of 60 days (or a shorter period applicable to certain provisions in the pooling and servicing agreement) after the earlier of (i) the date on which written notice of such failure requiring the same to be remedied, is given to such servicer by the depositor, the securities administrator or trustee, or to such servicer, the depositor, the securities administrator and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates and (ii) actual knowledge of such failure by a servicing officer of such servicer; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, is entered against a servicer and such decree or order remains in force, undischarged or unstayed for a period of 60 days; or

            (d) a servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such servicer or of or relating to all or substantially all of such servicer's property; or

            (e) a servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (f) any breach of a representation and warranty of a servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to a servicer by the trustee, the securities administrator or the depositor, or to a servicer, the trustee, the securities administrator or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (g) either (i) with respect to Wells Fargo or JPMorgan, any withdrawal or downgrade of two or more levels of the applicable servicer's servicer rating by any rating agency that results in a downgrade, qualification or withdrawal of the rating assigned to any class of the certificates by any rating agency or (ii) with respect to HomEq, Fitch reduces its servicer rating of HomEq to "RPS2-" or lower, Moody's reduces its servicer rating of HomEq to "SQ3" or lower, or S&P reduces its servicer rating of HomEq to "Average" or lower.

      Except in the limited circumstances permitted under the pooling and servicing agreement a servicer may not assign its obligations under the pooling and servicing agreement or resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the applicable servicer, the depositor, the securities administrator and the trustee or upon the determination that a servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by such servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the applicable servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

      Upon removal or resignation of a servicer in accordance with the pooling and servicing agreement, the trustee will be the successor servicer to such servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the holders of certificates entitled to at least a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies as such successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

      Any successor to a servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as a servicer, to maintain in force the insurance policy or policies that such servicer is required to maintain.

      Each servicer and any successor servicer will be required to be a Fannie Mae-approved or Freddie Mac-approved seller/servicer.

      The trustee, as successor servicer, and any other successor servicer is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the applicable collection account) as the related servicer or such greater compensation if consented to by the rating agencies rating the Offered Certificates and a majority of the certificateholders. See "--Servicing, Securities Administrator, Trustee and Custodial Fees and Other Compensation and Payment of Expenses" above.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

      The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

      The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, each servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the trust by any state in which the trustee or the trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or any servicer may remove the trustee and appoint a successor trustee.

      The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

      Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

      Any servicer individually or all of the servicers together, may, at its or their option, purchase all of the mortgage loans and REO properties and terminate the trust on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the applicable servicer or servicers at its or their expense plus accrued and unpaid interest on the related mortgage loans at the applicable interest rates and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate and (iii) any Swap Termination Payment owed to MSCS. That purchase of the mortgage loans and REO properties would result in the payment on that distribution date of the final distribution on the Offered Certificates. Notwithstanding the foregoing, pursuant to the pooling and servicing agreement any servicer individually or all of the servicers together, will be permitted to exercise the option to purchase the mortgage loans only if one of the following conditions is met: (i) after distribution of the proceeds of that purchase to the certificateholders (other than the holders of the Class X, Class P and Class R certificates), the distribution of the remaining proceeds to the Class X and Class P certificates will be sufficient to pay the outstanding principal amount of and accrued and unpaid interest on any class of debt securities then outstanding that is rated by one or more rating agencies and backed by the Class X and Class P certificates ("Net Interest Margin Securities"), or (ii) (A) prior to that purchase, any servicer individually or all of the servicers together, remits to the securities administrator an amount that, together with the purchase price specified in the second sentence of this paragraph, will be sufficient to pay the outstanding principal amount of and accrued and unpaid interest on the Net Interest Margin Securities, and (B) the securities administrator remits that amount directly to the indenture trustee under the indenture creating the Net Interest Margin Securities.

      The trust also is required to terminate upon notice to the trustee of either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan, or (ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement; provided, however, that in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

      The pooling and servicing agreement requires each servicer to direct the securities administrator to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the trust fund other than the funds in the collection account. The securities administrator will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify (a) the distribution date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such distribution date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

      In the event a notice of final distribution is given, each servicer will be required to remit all funds in the collection account to the securities administrator for deposit in the distribution account on the business day prior to the applicable distribution date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the trust fund and the receipt by the securities administrator of a request for release of the mortgage loan files, the securities administrator will be required to promptly release to the applicable servicer or its designee the mortgage loan files.

      Upon presentation and surrender of the certificates, the securities administrator will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to each servicer, the depositor and the securities administrator pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Class R certificateholders, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

      In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the securities administrator will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the securities administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the trust fund. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class R certificateholders will be entitled to all unclaimed funds and other assets of the trust fund.

Certain Matters Regarding the Depositor, the Servicers, the Securities Administrator, the Trustee and the Custodians

      The pooling and servicing agreement provides that none of the depositor, the servicers, the securities administrator, the trustee, the custodians or any of their respective directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment. However, none of the depositor, the servicers, the securities administrator, the trustee or the custodians will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, a servicer's, the securities administrator's, the trustee's or a custodian's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

      The depositor, the servicers, the securities administrator, the trustee, the custodians and their respective directors, officers, employees or agents will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or (ii) incurred in connection with the performance of their respective duties pursuant to the pooling and servicing agreement, the swap agreement or the certificates, other than any loss, liability or expense incurred by reason of the depositor's, a servicer's, the securities administrator's, the trustee's or a custodian's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason its reckless disregard of obligations and duties under the pooling and servicing agreement.

      None of the depositor, any servicer, the securities administrator, the trustee or any custodian is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, each servicer, the securities administrator, the trustee and each custodian, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, any servicer, the securities administrator, the trustee or any custodian undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicers, the securities administrator, the securities administrator, the trustee and the custodians will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

Amendment

      The pooling and servicing agreement may be amended from time to time by the parties to that agreement, without notice to, or consent of, the holders of the Offered Certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement which may be inconsistent with any other provision, to add to the duties of the depositor or the servicers, or to comply with any requirements in the Code. The pooling and servicing agreement may also be amended to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement, or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any holder of the Offered Certificates, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the Offered Certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then current ratings of the certificates.

      The pooling and servicing agreement may be amended from time to time by the parties to that agreement, with the consent of holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will
(i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

      The prepayment model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. With respect to the fixed rate mortgage loans, the prepayment assumption assumes a constant prepayment rate of approximately 4% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the related mortgage loans and approximately an additional 1.2667% per annum (precisely 19%/15 expressed as a percentage) in each month thereafter until the sixteenth month. Beginning in the sixteenth month and in each month thereafter during the life of the related mortgage loans, the prepayment assumption assumes a constant prepayment rate of 23% per annum each month. The prepayment assumption with respect to the adjustable rate mortgage loans assumes a constant prepayment rate of 28% per annum each month.

      Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

      Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions:

      o the closing date for the Offered Certificates occurs on April 28, 2006;

      o distributions on the certificates are made on the 25th day of each month, commencing in May 2006, in accordance with the priorities described in this prospectus supplement;

      o the mortgage loan prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable prepayment assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o with respect to the ten year adjustable rate mortgage loans, denoted in the assumed mortgage loan tables below as "ARM*," the prepayment rate is a multiple of the fixed rate prepayment assumption;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the optional termination is not exercised (except with respect to the weighted average life to call);

      o the Specified Subordinated Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

      o with respect to each adjustable rate mortgage loan, (a) the interest rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Loan Index (subject to the applicable periodic rate cap and minimum and maximum interest rate),
            (b) the Loan Index remains constant at 5.16%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment (except, with respect to mortgage loans that are interest-only for a period of time, during that period of time, and balloon mortgage loans);

      o     One-Month LIBOR remains constant at 4.94%;

      o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

      o     no Swap Termination Payments are paid or received by the trust;

      o scheduled payments of interest and/or principal on the mortgage loans are received on the first day of each month, commencing in the calendar month following the month in which the closing date occurs, and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month in which the closing date occurs;

      o the initial Class Certificate Balance of each class of Offered Certificates is as set forth on the cover page of this prospectus supplement;

      o the mortgage loans accrue interest on the basis of a 360-day year consisting of twelve 30-day months;

      o interest accrues on each class of Offered Certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement; and

      o the assumed mortgage loans have the approximate initial characteristics described below:

                               Original
                               Interest                        Cut-off Date                   Original      Remaining      Stated
                                 Only        Cut-off Date         Gross                     Amortization   Amortization   Remaining
                                Period    Principal Balance      Mortgage     Expense Fee       Term           Term         Term
Group   Type    Index Name     (Months)          ($)             Rate (%)      Rate (%)       (Months)       (Months)     (Months)
-----   ----   -------------   --------   ------------------   ------------   -----------   ------------   ------------   ---------
1       ARM    6 Month LIBOR          0       137,293,692.49          7.510         0.520            480            476         356
1       ARM    6 Month LIBOR          0        92,020,823.39          7.657         0.520            360            356         356
1       ARM    6 Month LIBOR          0        70,336,269.48          7.714         0.520            360            356         356
1       ARM    6 Month LIBOR          0        66,916,666.45          7.580         0.520            480            476         356
1       ARM    6 Month LIBOR         60        19,199,805.70          6.928         0.520            360            356         356
1       ARM    6 Month LIBOR          0        10,101,200.29          7.920         0.520            480            477         357
1       ARM    6 Month LIBOR         60         8,250,835.94          7.092         0.520            360            356         356
1       ARM    6 Month LIBOR          0         6,041,635.55          6.898         0.520            480            476         356
1       ARM    6 Month LIBOR          0         5,877,925.15          7.914         0.520            360            356         356
1       ARM    6 Month LIBOR          0         5,393,005.04          7.446         0.520            360            356         356
1       ARM    6 Month LIBOR          0         5,376,318.48          7.338         0.520            480            476         356
1       ARM    6 Month LIBOR          0         4,113,584.05          7.294         0.520            360            356         356
1       ARM    6 Month LIBOR          0         3,807,441.31          8.009         0.520            360            356         356
1       ARM    6 Month LIBOR          0         3,128,679.99          7.396         0.520            480            476         356
1       ARM    6 Month LIBOR          0         2,969,626.80          8.004         0.520            480            476         356
1       ARM    6 Month LIBOR          0         2,739,908.02          7.606         0.520            480            476         356
1       ARM    6 Month LIBOR          0         2,680,744.77          7.203         0.520            360            356         356
1       ARM    6 Month LIBOR          0         1,507,222.51          7.316         0.520            480            477         357
1       ARM    6 Month LIBOR          0         1,402,872.75          7.606         0.520            360            356         356
1       ARM    6 Month LIBOR          0         1,334,033.14          7.074         0.520            480            477         357
1       ARM    6 Month LIBOR          0         1,124,729.76          7.433         0.520            360            357         357
1       ARM    6 Month LIBOR          0         1,081,397.73          7.842         0.520            360            357         357
1       ARM    6 Month LIBOR         60         1,056,500.00          6.783         0.520            360            357         357
1       ARM    6 Month LIBOR          0         1,052,462.74          7.947         0.520            480            477         357
1       ARM    6 Month LIBOR          0         1,051,170.15          7.429         0.520            360            356         356
1       ARM    6 Month LIBOR          0         1,044,956.80          7.630         0.520            360            357         357
1       ARM    6 Month LIBOR         60           985,500.00          7.261         0.520            360            356         356
1       ARM    6 Month LIBOR        120           968,000.00          6.871         0.520            360            357         357
1       ARM    6 Month LIBOR         60           933,500.00          6.802         0.520            360            357         357
1       ARM    6 Month LIBOR        120           896,600.00          6.837         0.520            360            357         357
1       ARM    6 Month LIBOR          0           712,121.14          8.239         0.520            480            476         356
1       ARM    6 Month LIBOR         60           708,599.78          7.250         0.520            360            356         356
1       ARM    6 Month LIBOR          0           589,120.32          7.038         0.520            480            477         357
1       ARM    6 Month LIBOR         60           434,379.91          5.712         0.520            360            354         354
1       ARM    6 Month LIBOR         60           372,000.00          5.990         0.520            360            357         357
1       ARM    6 Month LIBOR          0           362,653.32          8.555         0.520            360            355         355
1       ARM    6 Month LIBOR          0           362,594.23          7.100         0.520            480            477         357
1       ARM    6 Month LIBOR         60           336,800.00          6.906         0.520            360            357         357
1       ARM    6 Month LIBOR         60           336,000.00          6.650         0.520            360            357         357
1       ARM    6 Month LIBOR         60           324,000.00          7.750         0.520            360            356         356
1       ARM    6 Month LIBOR          0           319,911.52          8.086         0.520            360            356         356
1       ARM    6 Month LIBOR          0           311,425.82          8.065         0.520            360            356         356
1       ARM    6 Month LIBOR         60           248,800.00          7.650         0.520            360            357         357
1       ARM    6 Month LIBOR          0           247,833.65          8.139         0.520            360            356         356
1       ARM    6 Month LIBOR         60           230,000.00          6.500         0.520            360            356         356
1       ARM    6 Month LIBOR          0           228,843.14          8.800         0.520            480            477         357
1       ARM    6 Month LIBOR          0           225,517.37          7.663         0.520            480            476         356
1       ARM    6 Month LIBOR          0           222,196.21          7.800         0.520            480            477         357
1       ARM    6 Month LIBOR        120           221,000.00          6.775         0.520            360            356         356
1       ARM    6 Month LIBOR          0           218,484.94          5.750         0.520            480            474         354
1       ARM    6 Month LIBOR          0           196,054.35          7.797         0.520            360            355         355
1       ARM    6 Month LIBOR        120           191,200.00          6.775         0.520            360            357         357



                                    Rate                                                 Next
                    Next Rate    Adjustment                               Current      Periodic
         Gross      Adjustment   Frequency    Gross Life   Gross Life     Periodic     Rate Cap
Group  Margin (%)    (Months)     (Months)    Floor (%)     Cap (%)     Rate Cap (%)     (%)
-----  ----------   ----------   ----------   ----------   ----------   ------------   --------
1           6.537           20            6        7.510       14.009          2.973      1.003
1           6.225           20            6        7.653       14.156          2.946      1.009
1           6.550           20            6        7.707       14.212          2.909      1.017
1           6.059           20            6        7.564       14.080          2.964      1.000
1           6.357           20            6        6.928       13.417          2.931      1.000
1           6.521           21            6        7.881       14.420          2.950      1.000
1           5.856           20            6        7.092       13.592          2.939      1.000
1           6.104           32            6        6.898       13.398          3.000      1.000
1           6.290           20            6        7.882       14.414          2.842      1.000
1           6.060           32            6        7.326       13.911          3.005      1.000
1           6.054           32            6        7.338       13.838          3.000      1.000
1           6.531           32            6        7.294       13.806          3.000      1.000
1           6.960           20            6        8.043       14.509          2.987      1.000
1           6.516           56            6        7.396       13.896          2.862      1.000
1           6.487           20            6        8.004       14.504          3.000      1.000
1           5.632           20            6        7.575       14.065          2.919      1.041
1           6.464           20            6        7.203       13.703          3.000      1.000
1           5.975           33            6        7.316       13.816          3.000      1.000
1           5.997           20            6        7.606       14.106          3.000      1.000
1           6.305           21            6        7.074       13.574          3.000      1.000
1           6.461           21            6        7.433       13.933          3.000      1.000
1           6.627           21            6        7.842       14.342          3.000      1.000
1           6.104           57            6        6.783       13.283          5.000      1.000
1           6.961           57            6        7.947       14.447          3.000      1.000
1           6.597           56            6        7.429       13.929          3.000      1.000
1           5.693           57            6        7.630       14.130          3.000      1.000
1           7.004           32            6        7.261       13.761          3.000      1.000
1           6.549           21            6        6.871       13.371          3.000      1.000
1           6.073           33            6        6.802       13.302          3.000      1.000
1           6.462           21            6        6.837       13.337          3.000      1.000
1           4.708           20            6        8.239       14.739          3.000      1.000
1           6.072           20            6        7.250       13.750          3.000      1.000
1           5.796           21            6        7.038       13.538          3.000      1.000
1           6.388           54            6        5.712       12.212          4.473      1.000
1           5.625           57            6        5.990       12.490          5.000      1.000
1           6.229           31            6        8.555       15.482          3.000      1.000
1           6.750           21            6        7.100       13.600          3.000      1.000
1           6.029           21            6        6.906       13.406          3.000      1.000
1           5.250           21            6        6.650       13.150          3.000      1.000
1           7.175           20            6        7.750       14.250          3.000      1.000
1           7.586           20            6        8.086       14.586          1.500      1.000
1           6.339           32            6        8.065       14.565          3.000      1.000
1           5.500           57            6        7.650       14.150          5.000      1.000
1           6.856           20            6        8.139       14.639          3.000      1.000
1           5.250           20            6        6.500       13.000          3.000      1.000
1           7.250           33            6        8.800       15.300          3.000      1.000
1           7.009           20            6        7.663       14.163          3.000      1.000
1           6.125           57            6        7.800       14.300          3.000      1.000
1           6.125           32            6        6.775       13.275          3.000      1.000
1           4.750           30            6        5.750       12.250          3.000      1.000
1           6.731           19            6        7.797       14.297          2.284      1.000
1           5.750           21            6        6.775       13.275          3.000      1.000

                               Original
                               Interest                        Cut-off Date                   Original      Remaining      Stated
                                 Only        Cut-off Date         Gross                     Amortization   Amortization   Remaining
                                Period    Principal Balance      Mortgage     Expense Fee       Term           Term         Term
Group   Type    Index Name     (Months)          ($)             Rate (%)      Rate (%)       (Months)       (Months)     (Months)
-----   ----   -------------   --------   ------------------   ------------   -----------   ------------   ------------   ---------
1       ARM    6 Month LIBOR          0           186,128.36          8.086         0.520            360            357         357
1       ARM    6 Month LIBOR          0           168,266.94          7.175         0.520            360            357         357
1       ARM    6 Month LIBOR          0           155,409.48          7.850         0.520            480            477         357
1       ARM    6 Month LIBOR          0           141,834.44          7.990         0.520            480            476         356
1       ARM    6 Month LIBOR          0           123,579.72          6.875         0.520            360            356         356
1       ARM    6 Month LIBOR          0           120,993.15          7.000         0.520            360            354         354
1       ARM    6 Month LIBOR          0           118,906.85          7.808         0.520            360            357         357
1       ARM    6 Month LIBOR          0            91,418.31          7.375         0.520            360            356         356
1       ARM    6 Month LIBOR          0            74,927.27          9.995         0.520            480            474         354
1       ARM    6 Month LIBOR          0            56,022.15          9.875         0.520            480            477         357
1       ARM    6 Month LIBOR          0            47,915.69          8.700         0.520            360            357         357
1       ARM    6 Month LIBOR          0            47,905.51          6.925         0.520            480            475         355
1       ARM*   6 Month LIBOR          0         8,266,832.72          7.237         0.520            359            356         356
1       ARM*   6 Month LIBOR          0         6,376,165.95          7.040         0.520            360            357         357
1       ARM*   6 Month LIBOR        120         5,110,916.25          6.782         0.520            360            357         357
1       ARM*   6 Month LIBOR        120         2,194,214.92          6.822         0.520            360            356         356
1       ARM*   6 Month LIBOR          0           874,936.51          6.892         0.520            480            477         357
1       ARM*   6 Month LIBOR        120           674,300.00          6.565         0.520            360            357         357
1       ARM*   6 Month LIBOR         60           595,300.00          7.167         0.520            360            357         357
1       ARM*   6 Month LIBOR          0           584,231.16          7.313         0.520            480            477         357
1       ARM*   6 Month LIBOR          0           533,061.74          7.893         0.520            360            356         356
1       ARM*   6 Month LIBOR          0           359,714.50          8.300         0.520            480            477         357
1       ARM*   6 Month LIBOR          0           244,679.75          7.575         0.520            480            476         356
1       ARM*   6 Month LIBOR         60           225,000.00          6.875         0.520            360            357         357
1       ARM*   6 Month LIBOR          0           193,538.60          7.203         0.520            360            357         357
1       ARM*   6 Month LIBOR        120           147,000.00          6.700         0.520            360            356         356
1       ARM*   6 Month LIBOR         60           123,197.87          6.700         0.520            360            356         356
1       ARM*   6 Month LIBOR        120            85,850.00          7.175         0.520            360            356         356
1       FRM         N/A               0        12,289,612.88          7.477         0.520            360            356         356
1       FRM         N/A               0         8,174,962.47          7.709         0.520            360            356         356
1       FRM         N/A               0         6,325,037.55         10.651         0.520            360            356         176
1       FRM         N/A               0         5,247,176.24          7.376         0.520            480            476         356
1       FRM         N/A               0         3,677,528.76         10.352         0.520            360            356         176
1       FRM         N/A               0         3,473,863.00          7.270         0.520            359            356         356
1       FRM         N/A               0         2,366,926.94          7.839         0.520            480            476         356
1       FRM         N/A               0         1,743,703.10          7.099         0.520            180            176         176
1       FRM         N/A               0         1,234,787.09          7.610         0.520            480            476         356
1       FRM         N/A               0           957,290.84         11.001         0.520            360            356         176
1       FRM         N/A               0           825,011.56          7.401         0.520            360            356         356
1       FRM         N/A               0           684,961.52          7.623         0.520            180            175         175
1       FRM         N/A               0           441,793.37          8.348         0.520            240            235         235
1       FRM         N/A               0           430,024.89         11.327         0.520            360            356         176
1       FRM         N/A               0           387,544.46          7.950         0.520            480            476         356
1       FRM         N/A               0           385,205.26          7.793         0.520            360            355         355
1       FRM         N/A               0           314,189.63          8.372         0.520            360            356         356
1       FRM         N/A               0           311,692.92          7.550         0.520            480            477         357
1       FRM         N/A               0           238,098.11          7.699         0.520            480            476         356
1       FRM         N/A               0           224,508.33          7.625         0.520            360            357         357
1       FRM         N/A               0           221,130.13          6.770         0.520            240            236         236
1       FRM         N/A               0           216,746.31          6.940         0.520            480            477         357
1       FRM         N/A               0           165,916.64          7.990         0.520            360            354         354
1       FRM         N/A               0           161,782.53         11.346         0.520            360            356         176



                                     Rate                                                 Next
                     Next Rate    Adjustment                               Current      Periodic
          Gross      Adjustment   Frequency    Gross Life   Gross Life     Periodic     Rate Cap
Group   Margin (%)    (Months)     (Months)    Floor (%)     Cap (%)     Rate Cap (%)     (%)
-----   ----------   ----------   ----------   ----------   ----------   ------------   --------
1            6.093           21            6        8.086       14.586          3.000      1.000
1            6.975           21            6        7.175       13.675          3.000      1.000
1            6.375           57            6        7.850       14.350          3.000      1.000
1            7.500           56            6        7.990       14.490          3.000      1.000
1            6.500           32            6        6.875       13.375          3.000      1.000
1            6.500           54            6        7.000       13.500          3.000      1.000
1            6.875           21            6        7.808       14.308          3.000      1.000
1            6.250           32            6        7.375       13.875          3.000      1.000
1            3.851           18            6        9.995       16.495          3.000      1.000
1            7.250           21            6        9.875       16.375          3.000      1.000
1            7.875           33            6        8.700       15.200          3.000      1.000
1            6.425           31            6        6.925       13.425          3.000      1.000
1            6.484          117            6        7.237       13.737          5.000      1.000
1            6.312          117            6        6.938       13.540          4.804      1.000
1            6.211          117            6        6.782       13.282          5.000      1.000
1            5.775          116            6        6.822       13.322          4.418      1.000
1            6.257          117            6        6.892       13.392          5.000      1.000
1            6.010          117            6        6.565       13.065          5.000      1.000
1            6.472          117            6        7.167       13.667          5.000      1.000
1            6.005          117            6        7.313       13.813          5.000      1.000
1            7.034          116            6        7.893       14.393          5.000      1.000
1            7.500          117            6        8.300       14.800          5.000      1.000
1            7.325          116            6        7.575       14.075          5.000      1.000
1            6.250          117            6        6.875       13.375          5.000      1.000
1            5.844          117            6        7.203       13.703          5.000      1.000
1            7.500          116            6        6.700       13.200          5.000      1.000
1            6.750          116            6        6.700       13.200          5.000      1.000
1            7.500          116            6        7.175       13.675          5.000      1.000
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A
1          N/A          N/A          N/A          N/A          N/A           N/A          N/A

                               Original
                               Interest                        Cut-off Date                   Original      Remaining      Stated
                                 Only        Cut-off Date         Gross                     Amortization   Amortization   Remaining
                                Period    Principal Balance      Mortgage     Expense Fee       Term           Term         Term
Group   Type    Index Name     (Months)          ($)             Rate (%)      Rate (%)       (Months)       (Months)     (Months)
-----   ----   -------------   --------   ------------------   ------------   -----------   ------------   ------------   ---------
1       FRM         N/A               0           149,107.59          7.025         0.520            360            356         356
1       FRM         N/A               0           140,540.89         10.505         0.520            360            355         175
1       FRM         N/A               0           138,417.45          8.375         0.520            180            176         176
1       FRM         N/A               0           135,489.53         11.022         0.520            239            233         233
1       FRM         N/A               0           129,138.59          7.578         0.520            300            294         294
1       FRM         N/A               0           118,468.85          9.100         0.520            300            295         295
1       FRM         N/A               0            98,867.55          7.990         0.520            360            354         354
1       FRM         N/A               0            94,930.98          8.563         0.520            180            176         176
1       FRM         N/A               0            85,332.24          9.675         0.520            360            356         356
1       FRM         N/A               0            77,934.23         12.125         0.520            360            357         177
1       FRM         N/A               0            76,674.63          8.425         0.520            180            174         174
1       FRM         N/A               0            71,386.85         11.500         0.520            180            176         176
1       FRM         N/A               0            62,915.83         12.400         0.520            360            355         355
1       FRM         N/A               0            54,915.16          9.325         0.520            360            357         357
1       FRM         N/A               0            47,405.75          7.325         0.520            180            176         176
1       FRM         N/A               0            29,489.07          6.400         0.520            120            114         114
1       FRM         N/A               0            28,738.57         10.175         0.520            239            233         233
1       FRM         N/A               0            28,375.07         10.200         0.520            240            234         234
2       ARM    6 Month LIBOR          0       294,144,799.65          7.364         0.520            479            476         357
2       ARM    6 Month LIBOR          0       257,250,385.94          7.495         0.520            360            356         356
2       ARM    6 Month LIBOR          0       198,238,275.60          7.842         0.520            360            356         356
2       ARM    6 Month LIBOR          0       130,832,533.39          7.765         0.520            479            476         357
2       ARM    6 Month LIBOR          0       119,942,946.19          7.508         0.520            360            356         356
2       ARM    6 Month LIBOR         60        94,277,840.81          6.906         0.520            360            356         356
2       ARM    6 Month LIBOR          0        42,344,501.88          7.654         0.520            360            356         356
2       ARM    6 Month LIBOR         60        35,991,466.33          7.480         0.520            360            356         356
2       ARM    6 Month LIBOR          0        35,938,729.47          7.770         0.520            360            356         356
2       ARM    6 Month LIBOR          0        22,253,155.83          7.934         0.520            480            476         356
2       ARM    6 Month LIBOR          0        18,141,079.26          7.915         0.520            480            476         356
2       ARM    6 Month LIBOR          0        17,012,761.01          7.217         0.520            360            355         355
2       ARM    6 Month LIBOR          0        12,096,758.99          8.090         0.520            360            356         356
2       ARM    6 Month LIBOR          0        11,983,244.37          7.517         0.520            360            356         356
2       ARM    6 Month LIBOR          0        11,046,419.44          7.009         0.520            360            355         355
2       ARM    6 Month LIBOR          0        11,031,393.15          7.368         0.520            360            356         356
2       ARM    6 Month LIBOR          0         8,465,573.54          7.751         0.520            360            356         356
2       ARM    6 Month LIBOR          0         6,439,919.27          7.247         0.520            480            476         356
2       ARM    6 Month LIBOR          0         5,766,960.67          7.554         0.520            360            356         356
2       ARM    6 Month LIBOR          0         5,154,442.76          7.811         0.520            360            356         356
2       ARM    6 Month LIBOR        120         4,835,217.26          6.712         0.520            360            357         357
2       ARM    6 Month LIBOR          0         4,617,119.89          7.604         0.520            480            477         357
2       ARM    6 Month LIBOR          0         4,206,858.12          7.513         0.520            360            355         355
2       ARM    6 Month LIBOR         60         4,134,690.67          7.223         0.520            360            356         356
2       ARM    6 Month LIBOR        120         3,909,669.24          8.028         0.520            360            356         356
2       ARM    6 Month LIBOR          0         3,448,007.61          8.107         0.520            360            356         356
2       ARM    6 Month LIBOR          0         2,888,428.21          7.269         0.520            480            476         356
2       ARM    6 Month LIBOR         60         2,732,150.00          7.215         0.520            360            357         357
2       ARM    6 Month LIBOR         60         2,485,930.00          6.823         0.520            360            356         356
2       ARM    6 Month LIBOR          0         2,484,078.39          7.716         0.520            360            356         356
2       ARM    6 Month LIBOR          0         2,417,306.25          7.599         0.520            360            356         356
2       ARM    6 Month LIBOR          0         2,185,677.64          7.220         0.520            480            476         356
2       ARM    6 Month LIBOR         60         1,976,000.00          6.861         0.520            360            356         356
2       ARM    6 Month LIBOR         60         1,947,770.00          6.984         0.520            360            357         357



                                      Rate                                                 Next
                      Next Rate    Adjustment                               Current      Periodic
           Gross      Adjustment   Frequency    Gross Life   Gross Life     Periodic     Rate Cap
Group    Margin (%)    (Months)     (Months)    Floor (%)     Cap (%)     Rate Cap (%)     (%)
-----    ----------   ----------   ----------   ----------   ----------   ------------   --------
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
1           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2             6.587           21            6        7.371       13.862          2.994      1.001
2             6.485           20            6        7.497       13.497          3.000      1.000
2             6.658           20            6        7.837       14.096          2.991      1.000
2             6.598           21            6        7.751       14.264          2.970      1.000
2             6.565           20            6        7.507       13.914          2.986      1.000
2             6.318           20            6        6.903       13.407          2.980      1.002
2             6.643           20            6        7.654       13.657          3.000      1.000
2             6.692           20            6        7.473       13.976          2.965      1.000
2             6.710           20            6        7.766       13.844          2.993      1.000
2             6.555           20            6        7.895       14.431          2.962      1.000
2             7.036           20            6        7.915       14.415          3.000      1.000
2             6.213           19            6        7.217       13.217          3.000      1.000
2             7.082           20            6        8.090       14.116          3.000      1.000
2             6.739           32            6        7.517       13.724          3.000      1.000
2             6.033           19            6        7.009       13.009          3.000      1.000
2             6.368           32            6        7.368       13.368          3.000      1.000
2             6.656           20            6        7.727       14.251          2.841      1.000
2             6.381           32            6        7.247       13.747          3.000      1.000
2             6.760           20            6        7.554       13.660          3.000      1.000
2             6.811           20            6        7.811       13.811          3.000      1.000
2             6.316           21            6        6.712       13.212          3.000      1.000
2             7.050           33            6        7.604       14.104          3.000      1.000
2             6.513           19            6        7.513       13.513          3.000      1.000
2             6.424           20            6        7.223       13.723          3.000      1.000
2             7.254           20            6        8.028       14.528          3.000      1.000
2             7.151           20            6        8.107       14.107          3.000      1.000
2             6.274           56            6        7.269       13.769          3.000      1.000
2             6.111           33            6        7.215       13.715          3.000      1.000
2             6.617           56            6        6.823       13.323          5.000      1.000
2             6.920           32            6        7.716       14.216          3.000      1.000
2             6.533           32            6        7.599       13.656          3.000      1.000
2             6.534           56            6        7.220       13.720          3.000      1.000
2             6.229           56            6        6.861       13.361          5.000      1.000
2             6.177           33            6        6.984       13.484          3.000      1.000

                               Original
                               Interest                        Cut-off Date                   Original      Remaining      Stated
                                 Only        Cut-off Date         Gross                     Amortization   Amortization   Remaining
                                Period    Principal Balance      Mortgage     Expense Fee       Term           Term         Term
Group   Type    Index Name     (Months)          ($)             Rate (%)      Rate (%)       (Months)       (Months)     (Months)
-----   ----   -------------   --------   ------------------   ------------   -----------   ------------   ------------   ---------
2       ARM    6 Month LIBOR          0         1,922,270.85          7.632         0.520            480            476         356
2       ARM    6 Month LIBOR          0         1,821,914.70          7.399         0.520            480            475         355
2       ARM    6 Month LIBOR         60         1,776,463.00          7.256         0.520            360            357         357
2       ARM    6 Month LIBOR         60         1,704,600.00          8.155         0.520            360            356         356
2       ARM    6 Month LIBOR          0         1,701,824.15          7.201         0.520            360            356         356
2       ARM    6 Month LIBOR          0         1,608,989.32          8.073         0.520            360            356         356
2       ARM    6 Month LIBOR        120         1,260,127.97          6.344         0.520            360            356         356
2       ARM    6 Month LIBOR          0         1,119,854.98          7.466         0.520            480            476         356
2       ARM    6 Month LIBOR          0         1,056,443.75          7.881         0.520            480            477         357
2       ARM    6 Month LIBOR          0         1,051,075.52          7.812         0.520            360            356         356
2       ARM    6 Month LIBOR          0           993,445.20          7.925         0.520            360            356         356
2       ARM    6 Month LIBOR         60           933,600.00          6.683         0.520            360            357         357
2       ARM    6 Month LIBOR          0           864,224.57          8.279         0.520            360            357         357
2       ARM    6 Month LIBOR        120           843,200.00          7.296         0.520            360            356         356
2       ARM    6 Month LIBOR         60           821,000.00          6.440         0.520            360            355         355
2       ARM    6 Month LIBOR          0           778,097.90          7.999         0.520            480            476         356
2       ARM    6 Month LIBOR          0           729,845.94          7.737         0.520            480            475         355
2       ARM    6 Month LIBOR          0           712,161.21          8.679         0.520            480            477         357
2       ARM    6 Month LIBOR          0           563,031.59          6.842         0.520            480            475         355
2       ARM    6 Month LIBOR        120           544,000.00          6.925         0.520            360            356         356
2       ARM    6 Month LIBOR        120           540,100.00          8.007         0.520            360            357         357
2       ARM    6 Month LIBOR          0           462,462.27          6.990         0.520            360            356         356
2       ARM    6 Month LIBOR        120           451,100.00          6.882         0.520            360            355         355
2       ARM    6 Month LIBOR          0           398,856.39          6.240         0.520            480            474         354
2       ARM    6 Month LIBOR          0           387,006.73          9.435         0.520            360            356         356
2       ARM    6 Month LIBOR          0           334,673.56          9.672         0.520            360            357         357
2       ARM    6 Month LIBOR          0           284,565.83          6.875         0.520            480            477         357
2       ARM    6 Month LIBOR          0           282,840.38          8.750         0.520            360            356         356
2       ARM    6 Month LIBOR          0           282,344.99          7.090         0.520            360            355         355
2       ARM    6 Month LIBOR          0           249,364.24          8.990         0.520            359            355         355
2       ARM    6 Month LIBOR          0           224,133.26          7.400         0.520            360            355         355
2       ARM    6 Month LIBOR        120           219,120.00          5.950         0.520            360            354         354
2       ARM    6 Month LIBOR          0           215,396.51          7.850         0.520            360            356         356
2       ARM    6 Month LIBOR        120           199,500.00          7.675         0.520            360            356         356
2       ARM    6 Month LIBOR          0           189,485.49          6.240         0.520            360            355         355
2       ARM    6 Month LIBOR         60           188,000.00          7.695         0.520            360            357         357
2       ARM    6 Month LIBOR          0           184,935.54          7.000         0.520            360            356         356
2       ARM    6 Month LIBOR         60           183,799.02          5.840         0.520            360            355         355
2       ARM    6 Month LIBOR          0           161,527.92          7.640         0.520            360            356         356
2       ARM    6 Month LIBOR          0           159,588.01          5.850         0.520            480            477         357
2       ARM    6 Month LIBOR          0           136,777.13          6.871         0.520            360            357         357
2       ARM    6 Month LIBOR          0           124,585.74          6.990         0.520            360            356         356
2       ARM    6 Month LIBOR          0           110,366.10          8.590         0.520            360            355         355
2       ARM    6 Month LIBOR          0           105,588.18          8.725         0.520            360            357         357
2       ARM    6 Month LIBOR          0            97,782.49          6.490         0.520            480            475         355
2       ARM    6 Month LIBOR          0            79,811.26          9.940         0.520            360            355         355
2       ARM    6 Month LIBOR          0            71,183.71          8.570         0.520            360            355         355
2       ARM*   6 Month LIBOR        120        14,392,811.58          6.677         0.520            360            357         357
2       ARM*   6 Month LIBOR          0         4,941,283.63          7.396         0.520            359            355         355
2       ARM*   6 Month LIBOR          0         3,837,306.78          7.425         0.520            360            356         356
2       ARM*   6 Month LIBOR        120         3,520,180.03          7.170         0.520            360            357         357
2       ARM*   6 Month LIBOR        120         2,691,096.00          6.966         0.520            360            357         357



                                     Rate                                                 Next
                     Next Rate    Adjustment                               Current      Periodic
          Gross      Adjustment   Frequency    Gross Life   Gross Life     Periodic     Rate Cap
Group   Margin (%)    (Months)     (Months)    Floor (%)     Cap (%)     Rate Cap (%)     (%)
-----   ----------   ----------   ----------   ----------   ----------   ------------   --------
2            5.935           20            6        7.632       14.132          3.000      1.000
2            6.739           19            6        7.399       13.811          3.000      1.000
2            6.704           57            6        7.256       13.756          4.261      1.000
2            6.727           20            6        8.155       14.572          2.834      1.083
2            6.201           20            6        7.201       13.201          3.000      1.000
2            6.063           20            6        8.073       14.573          3.000      1.000
2            6.001           32            6        6.344       12.844          3.000      1.000
2            6.507           32            6        7.466       13.966          3.000      1.000
2            7.244           33            6        7.881       14.381          3.000      1.000
2            6.812           32            6        7.812       13.812          3.000      1.000
2            6.798           20            6        7.925       14.002          3.000      1.000
2            5.982           33            6        6.683       13.183          3.000      1.000
2            7.632           57            6        8.279       14.779          3.000      1.000
2            6.705           20            6        7.296       13.796          3.000      1.000
2            5.440           19            6        6.440       12.440          3.000      1.000
2            7.000           56            6        7.999       14.499          3.000      1.000
2            6.737           19            6        7.737       13.737          3.000      1.000
2            7.069           21            6        8.679       15.179          3.000      1.000
2            5.842           19            6        6.842       12.842          3.000      1.000
2            6.250           32            6        6.925       13.425          3.000      1.000
2            5.617           21            6        8.007       14.507          3.000      1.000
2            6.990           56            6        6.990       13.490          3.000      1.000
2            6.567           55            6        6.882       13.382          5.000      1.000
2            5.240           18            6        6.240       12.240          3.000      1.000
2            8.435           32            6        9.435       15.435          3.000      1.000
2            6.883           33            6        9.672       16.172          3.000      1.000
2            7.125           33            6        6.875       13.375          3.000      1.000
2            7.125            2            6        8.750       15.250          1.000      1.000
2            6.090           19            6        7.090       13.090          3.000      1.000
2            7.990           32            6        8.990       14.990          3.000      1.000
2            6.400           31            6        7.400       13.400          3.000      1.000
2            6.375           30            6        5.950       12.450          3.000      1.000
2            6.875           56            6        7.850       14.350          3.000      1.000
2            7.000           56            6        7.675       14.175          5.000      1.000
2            5.240           31            6        6.240       12.240          3.000      1.000
2            6.250           21            6        7.695       14.195          3.000      1.000
2            7.625           20            6        7.000       13.500          3.000      1.000
2            4.840           19            6        5.840       11.840          3.000      1.000
2            6.640           32            6        7.640       13.640          3.000      1.000
2            6.250           21            6        5.850       12.350          3.000      1.000
2            6.500            3            6        6.871       13.371          1.000      1.000
2            5.990           20            6        6.990       12.990          3.000      1.000
2            7.590           19            6        8.590       14.590          3.000      1.000
2            7.464           21            6        8.725       14.934          3.000      1.000
2            5.490           19            6        6.490       12.490          3.000      1.000
2            8.940           31            6        9.940       15.940          3.000      1.000
2            7.570           31            6        8.570       14.570          3.000      1.000
2            6.323          117            6        6.677       13.177          5.000      1.000
2            6.554          116            6        7.396       13.896          5.000      1.000
2            7.016          116            6        7.425       13.925          5.000      1.000
2            6.414          117            6        7.170       13.670          4.799      1.000
2            6.838          117            6        6.966       13.466          5.000      1.000

                               Original
                               Interest                        Cut-off Date                   Original      Remaining      Stated
                                 Only        Cut-off Date         Gross                     Amortization   Amortization   Remaining
                                Period    Principal Balance      Mortgage     Expense Fee       Term           Term         Term
Group   Type    Index Name     (Months)          ($)             Rate (%)      Rate (%)       (Months)       (Months)     (Months)
-----   ----   -------------   --------   ------------------   ------------   -----------   ------------   ------------   ---------
2       ARM*   6 Month LIBOR          0         2,170,858.91          7.183         0.520            480            477         357
2       ARM*   6 Month LIBOR         60         2,117,531.46          6.977         0.520            360            356         356
2       ARM*   6 Month LIBOR          0         1,666,615.16          7.496         0.520            479            476         357
2       ARM*   6 Month LIBOR          0         1,150,573.24          7.037         0.520            480            477         357
2       ARM*   6 Month LIBOR          0           606,567.88          6.196         0.520            360            355         355
2       ARM*   6 Month LIBOR        120           424,000.00          6.900         0.520            360            357         357
2       ARM*   6 Month LIBOR        120           419,000.00          6.925         0.520            360            356         356
2       ARM*   6 Month LIBOR         60           403,500.00          8.125         0.520            360            357         357
2       ARM*   6 Month LIBOR        120           391,920.00          6.816         0.520            360            356         356
2       ARM*   6 Month LIBOR          0           283,380.96          8.109         0.520            360            357         357
2       ARM*   6 Month LIBOR        120           183,932.00          7.350         0.520            360            357         357
2       ARM*   6 Month LIBOR        120           156,000.00          6.125         0.520            360            357         357
2       ARM*   6 Month LIBOR          0           145,775.16          6.390         0.520            360            356         356
2       ARM*   6 Month LIBOR          0            66,295.24          9.500         0.520            360            357         357
2       FRM         N/A               0        72,311,716.62         10.392         0.520            359            356         177
2       FRM         N/A               0        65,075,301.31         10.825         0.520            359            356         177
2       FRM         N/A               0        36,573,179.77          7.705         0.520            360            356         356
2       FRM         N/A               0        17,311,197.84          8.020         0.520            360            356         356
2       FRM         N/A               0        12,710,725.37          7.708         0.520            360            356         356
2       FRM         N/A               0         8,649,424.91          7.556         0.520            360            356         176
2       FRM         N/A               0         4,820,835.75         11.273         0.520            360            356         176
2       FRM         N/A               0         4,262,324.09          7.723         0.520            360            356         356
2       FRM         N/A               0         3,712,924.57         10.635         0.520            360            356         176
2       FRM         N/A               0         3,698,853.24          7.622         0.520            360            356         356
2       FRM         N/A               0         3,529,396.54          7.482         0.520            480            477         357
2       FRM         N/A               0         3,319,911.66          7.748         0.520            480            476         356
2       FRM         N/A               0         3,232,096.22          7.769         0.520            360            356         356
2       FRM         N/A               0         3,023,852.26          8.371         0.520            360            356         356
2       FRM         N/A               0         2,211,796.09          9.727         0.520            359            355         176
2       FRM         N/A               0         1,922,092.63         11.113         0.520            358            355         177
2       FRM         N/A               0         1,786,657.33          8.027         0.520            180            175         175
2       FRM         N/A               0         1,434,824.35          7.732         0.520            180            176         176
2       FRM         N/A               0         1,424,205.10          8.165         0.520            360            356         356
2       FRM         N/A               0         1,291,783.89          7.525         0.520            360            356         176
2       FRM         N/A               0         1,073,700.25          8.659         0.520            360            356         356
2       FRM         N/A               0         1,036,216.04          7.601         0.520            360            356         176
2       FRM         N/A               0         1,012,389.80          8.112         0.520            360            356         356
2       FRM         N/A               0           778,304.69          8.252         0.520            240            236         236
2       FRM         N/A               0           734,751.88          7.438         0.520            480            477         357
2       FRM         N/A               0           599,401.01          7.500         0.520            480            477         357
2       FRM         N/A               0           580,009.14         11.051         0.520            179            175         175
2       FRM         N/A               0           579,528.77          8.047         0.520            360            357         177
2       FRM         N/A               0           561,680.51          8.326         0.520            360            355         175
2       FRM         N/A               0           534,751.26          9.669         0.520            360            357         177
2       FRM         N/A               0           423,510.07          7.351         0.520            180            176         176
2       FRM         N/A               0           397,962.13         11.099         0.520            360            356         176
2       FRM         N/A               0           391,466.42          8.463         0.520            360            356         356
2       FRM         N/A               0           389,979.91          8.723         0.520            360            356         356
2       FRM         N/A               0           372,414.16         10.166         0.520            180            177         177
2       FRM         N/A               0           364,400.85          7.150         0.520            240            236         236
2       FRM         N/A               0           334,307.54          5.990         0.520            360            355         175
2       FRM         N/A               0           314,629.91          7.304         0.520            240            236         236



                                      Rate                                                 Next
                      Next Rate    Adjustment                               Current      Periodic
           Gross      Adjustment   Frequency    Gross Life   Gross Life     Periodic     Rate Cap
Group    Margin (%)    (Months)     (Months)    Floor (%)     Cap (%)     Rate Cap (%)     (%)
-----    ----------   ----------   ----------   ----------   ----------   ------------   --------
2             6.830          117            6        7.183       13.683          5.000      1.000
2             6.355          116            6        6.977       13.477          5.000      1.000
2             6.518          117            6        7.496       13.996          5.000      1.000
2             6.042          117            6        7.037       13.537          5.000      1.000
2             5.697          115            6        6.196       12.696          5.000      1.000
2             5.875          117            6        6.900       13.400          5.000      1.000
2             7.500          116            6        6.925       13.425          5.000      1.000
2             6.000          117            6        8.125       14.625          5.000      1.000
2             7.046          116            6        6.816       13.316          5.000      1.000
2             7.992          117            6        8.109       14.609          5.000      1.000
2             6.125          117            6        7.350       13.850          5.000      1.000
2             6.000          117            6        6.125       12.625          5.000      1.000
2             6.000          116            6        6.390       12.890          5.000      1.000
2             8.000          117            6        9.500       16.000          5.000      1.000
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A

                               Original
                               Interest                        Cut-off Date                   Original      Remaining      Stated
                                 Only        Cut-off Date         Gross                     Amortization   Amortization   Remaining
                                Period    Principal Balance      Mortgage     Expense Fee       Term           Term         Term
Group   Type    Index Name     (Months)          ($)             Rate (%)      Rate (%)       (Months)       (Months)     (Months)
-----   ----   -------------   --------   ------------------   ------------   -----------   ------------   ------------   ---------
2       FRM         N/A               0           311,355.12          8.024         0.520            180            177         177
2       FRM         N/A               0           310,257.00          7.890         0.520            359            356         356
2       FRM         N/A               0           306,324.12         11.133         0.520            360            357         177
2       FRM         N/A               0           261,022.49          8.539         0.520            180            176         176
2       FRM         N/A               0           259,243.32          8.525         0.520            480            477         357
2       FRM         N/A               0           225,301.34          7.810         0.520            360            355         175
2       FRM         N/A               0           205,048.67          6.603         0.520            300            295         295
2       FRM         N/A               0           191,651.42          8.540         0.520            360            357         357
2       FRM         N/A               0           184,116.37         11.075         0.520            360            356         176
2       FRM         N/A               0           172,039.45         10.011         0.520            360            357         177
2       FRM         N/A               0           157,586.43          7.340         0.520            360            355         175
2       FRM         N/A               0           151,882.29          9.990         0.520            180            177         177
2       FRM         N/A               0           151,179.07          7.590         0.520            180            175         175
2       FRM         N/A               0           149,750.33         11.044         0.520            360            357         177
2       FRM         N/A               0           134,072.83          7.990         0.520            463            458         355
2       FRM         N/A               0           126,248.56          7.990         0.520            240            237         237
2       FRM         N/A               0           119,958.28          8.640         0.520            360            357         177
2       FRM         N/A               0           113,785.11         10.501         0.520            360            355         175
2       FRM         N/A               0            99,786.44          7.740         0.520            360            357         357
2       FRM         N/A               0            99,611.10          9.659         0.520            240            236         236
2       FRM         N/A               0            96,754.89          8.090         0.520            180            177         177
2       FRM         N/A               0            93,981.25          7.877         0.520            232            227         227
2       FRM         N/A               0            83,431.61          7.940         0.520            300            297         297
2       FRM         N/A               0            82,455.25          8.125         0.520            300            296         296
2       FRM         N/A               0            78,722.10          6.990         0.520            180            175         175
2       FRM         N/A               0            75,476.65          7.940         0.520            360            352         352
2       FRM         N/A               0            72,770.69          9.395         0.520            360            356         176
2       FRM         N/A               0            62,604.68          8.440         0.520            360            355         175
2       FRM         N/A               0            57,557.06          9.500         0.520            180            177         177
2       FRM         N/A               0            54,486.43         10.500         0.520            180            176         176
2       FRM         N/A               0            49,924.51         10.800         0.520            360            356         356
2       FRM         N/A               0            46,903.32         11.290         0.520            360            354         174
2       FRM         N/A               0            31,683.98         12.875         0.520            240            236         236
2       FRM         N/A               0            26,075.20         11.000         0.520            180            177         177
2       FRM         N/A               0            25,788.47         11.990         0.520            180            176         176



                                      Rate                                                 Next
                      Next Rate    Adjustment                               Current      Periodic
           Gross      Adjustment   Frequency    Gross Life   Gross Life     Periodic     Rate Cap
Group    Margin (%)    (Months)     (Months)    Floor (%)     Cap (%)     Rate Cap (%)     (%)
-----    ----------   ----------   ----------   ----------   ----------   ------------   --------
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A
2           N/A          N/A          N/A          N/A          N/A           N/A          N/A

      While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the prepayment assumption, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual mortgage loans that will be delivered to the custodians and characteristics of the mortgage loans assumed in preparing the tables in this prospectus supplement.

Defaults

      The yield to maturity of the Offered Certificates, and particularly the Class B and Class M certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the Offered Certificates may not receive reimbursement for Applied Realized Loss Amounts in the months following the occurrence of those losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

      The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, by one or all of the servicers). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

      Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which that Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that Offered Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      As is the case with fixed rate mortgage loans, the adjustable rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. In addition, a substantial majority of the ARMs (the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 10/20 Adjustable Rate Mortgage Loans) will not have their initial Adjustment Date until two, three or five years after their origination. The prepayment experience of the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 10/20 Adjustable Rate Mortgage Loans may differ from that of the other ARMs. The 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 10/20 Adjustable Rate Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 10/20 Adjustable Rate Mortgage Loans (as the case may be) as borrowers seek to avoid changes in their monthly payments.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      The Pass-Through Rate for each class of Offered Certificates will be adjusted by reference to One-Month LIBOR, subject to the effects of the applicable limitations described in this prospectus supplement.

      The Pass-Through Rate for each class of Offered Certificates may be calculated by reference to the net interest rates of the mortgage loans, which are based on the Loan Index. If the mortgage loans bearing higher interest rates, either through higher margins or an increase in the Loan Index (and consequently, higher net interest rates), were to prepay, the weighted average net interest rate would be lower than otherwise would be the case. Changes in One-Month LIBOR may not correlate with changes in the Loan Index. It is possible that a decrease in the Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the sum of One-Month LIBOR plus the applicable fixed margin for a class or classes of Offered Certificates were to be higher than the Group I Loan Cap, the Group II Loan Cap and the WAC Cap, as applicable, the Pass Through Rate on the related Offered Certificates would be lower than otherwise would be the case. Although holders of the Offered Certificates are entitled to receive any Basis Risk CarryForward Amount from and to the extent of funds available in the Excess Reserve Fund Account and the Swap Account, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Offered Certificates do not address the likelihood of the payment of any Basis Risk CarryForward Amount.

Overcollateralization Provisions

      The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Subordinated Amount is less than the Specified Subordinated Amount, Total Monthly Excess Spread and certain amounts available in the Swap Account will be applied as distributions of principal of the class or classes of certificates then entitled to distributions of principal, until the Subordinated Amount equals the Specified Subordinated Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Subordinated Amount may change from distribution date to distribution date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Subordinated Amount will never be less than the Specified Subordinated Amount.

      Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the Offered Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments to the Swap Provider. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the Offered Certificates.

      As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and from class to class.

Subordinated Certificates

      Each class of Subordinated Certificates provides credit enhancement for certain other classes of Offered Certificates that have a higher payment priority, and each class of Subordinated Certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Subordinated Certificates, in order of their relative payment priorities (with the Class M-1 certificates having the highest priority, then the Class M-2 certificates, then the Class M-3 certificates, then the Class M-4 certificates, then the Class M-5 certificates, then the Class M-6 certificates, then the Class B-1 certificates, then the Class B-2 certificates and then the Class B-3 certificates) will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized Losses on the mortgage loans will reduce the Class Certificate Balance of the class of the related Subordinated Certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a distribution date exceeds the aggregate Stated Principal Balance of the mortgage loans. As a result of this reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes than would otherwise be the case.

      The Principal Distribution Amount to be made to the holders of the Offered Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated Principal Balance of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the class of Subordinated Certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Subordinated Certificates will generally not be entitled to any principal distributions prior to the Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of Realized Losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal of the senior certificates, depending on the timing of Realized Losses, the Subordinated Certificates may bear a disproportionate percentage of the Realized Losses on the mortgage loans.

      For all purposes, the Class B-3 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

      Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the Offered

Certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the scheduled notional amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate scheduled principal balance of the mortgage loans, thereby increasing the relative proportion of interest collections on the loans that must be applied to make Net Swap Payments to the Swap Provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the Offered Certificates.

Weighted Average Lives of the Offered Certificates

      The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each distribution date by the number of years from the date of issuance to that distribution date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield Considerations" in the prospectus.

      In general, the weighted average lives of the Offered Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the Offered Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      The interaction of the foregoing factors may have different effects on various classes of Offered Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Offered Certificates. Further, to the extent the prices of the Offered Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of Offered Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of the prepayment assumption, see "--Decrement Tables" below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the distribution dates shown at various constant percentages of the applicable prepayment assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable prepayment assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable prepayment assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the structuring assumptions.

                              Prepayment Scenarios

                               SCENARIO I    SCENARIO II    SCENARIO III    SCENARIO IV    SCENARIO V
                               ----------    -----------    ------------    -----------    ----------
Fixed rate mortgage loans (%
of prepayment
assumption)                             0%            75%            100%           125%          150%
Adjustable rate mortgage
loans (% of prepayment
assumption)                             0%            75%            100%           125%          150%

          Percent of Initial Class Certificate Balance Outstanding((1)

                                     Class A-1                    Class A-2a
DISTRIBUTION DATE                PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
-------------------------   ---------------------------   ---------------------------
                             I    II    III   IV     V     I    II    III   IV     V
-------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage          100   100   100   100   100   100   100   100   100   100
April 2007                   99    75    66    58    50    98    51    35    19     3
April 2008                   98    54    41    29    19    97     9     0     0     0
April 2009                   98    37    23    11     1    96     0     0     0     0
April 2010                   97    29    21    11     1    95     0     0     0     0
April 2011                   97    23    15     9     1    93     0     0     0     0
April 2012                   96    18    11     6     1    92     0     0     0     0
April 2013                   95    14     8     4     1    90     0     0     0     0
April 2014                   94    11     6     2     1    88     0     0     0     0
April 2015                   93     9     4     2     0    86     0     0     0     0
April 2016                   92     7     3     1     0    83     0     0     0     0
April 2017                   91     6     2     0     0    81     0     0     0     0
April 2018                   90     4     1     0     0    78     0     0     0     0
April 2019                   88     3     1     0     0    74     0     0     0     0
April 2020                   86     3     1     0     0    70     0     0     0     0
April 2021                   82     2     0     0     0    47     0     0     0     0
April 2022                   80     1     0     0     0    42     0     0     0     0
April 2023                   78     1     0     0     0    38     0     0     0     0
April 2024                   76     1     0     0     0    33     0     0     0     0
April 2025                   73     0     0     0     0    27     0     0     0     0
April 2026                   70     0     0     0     0    21     0     0     0     0
April 2027                   66     0     0     0     0    13     0     0     0     0
April 2028                   63     0     0     0     0     5     0     0     0     0
April 2029                   58     0     0     0     0     0     0     0     0     0
April 2030                   54     0     0     0     0     0     0     0     0     0
April 2031                   48     0     0     0     0     0     0     0     0     0
April 2032                   44     0     0     0     0     0     0     0     0     0
April 2033                   40     0     0     0     0     0     0     0     0     0
April 2034                   35     0     0     0     0     0     0     0     0     0
April 2035                   31     0     0     0     0     0     0     0     0     0
April 2036                    0     0     0     0     0     0     0     0     0     0
Weighted Average Life
to Maturity (years)((2)    22.71 3.51  2.53  1.83  1.22  15.03 1.08  0.80  0.63  0.52
Weighted Average Life
to Call (years)((2)((3)   22.71 3.26  2.34  1.69  1.20  15.03 1.08  0.80  0.63  0.52


----------------------------

((1) Rounded to the nearest whole percentage.

((2) The weighted average life of a certificate of any class is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

((3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

          Percent of Initial Class Certificate Balance Outstanding((1)

                                    Class A-2b                    Class A-2c
DISTRIBUTION DATE               PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
-------------------------   ---------------------------   ---------------------------
                             I    II    III   IV     V     I    II    III   IV     V
-------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage          100   100   100   100   100   100   100   100   100   100
April 2007                  100   100   100   100   100   100   100   100   100   100
April 2008                  100   100    45     0     0   100   100   100    77    29
April 2009                  100    18     0     0     0   100   100    45     0     0
April 2010                  100     0     0     0     0   100    75    35     0     0
April 2011                  100     0     0     0     0   100    47     9     0     0
April 2012                  100     0     0     0     0   100    25     0     0     0
April 2013                  100     0     0     0     0   100     7     0     0     0
April 2014                  100     0     0     0     0   100     0     0     0     0
April 2015                  100     0     0     0     0   100     0     0     0     0
April 2016                  100     0     0     0     0   100     0     0     0     0
April 2017                  100     0     0     0     0   100     0     0     0     0
April 2018                  100     0     0     0     0   100     0     0     0     0
April 2019                  100     0     0     0     0   100     0     0     0     0
April 2020                  100     0     0     0     0   100     0     0     0     0
April 2021                  100     0     0     0     0   100     0     0     0     0
April 2022                  100     0     0     0     0   100     0     0     0     0
April 2023                  100     0     0     0     0   100     0     0     0     0
April 2024                  100     0     0     0     0   100     0     0     0     0
April 2025                  100     0     0     0     0   100     0     0     0     0
April 2026                  100     0     0     0     0   100     0     0     0     0
April 2027                  100     0     0     0     0   100     0     0     0     0
April 2028                  100     0     0     0     0   100     0     0     0     0
April 2029                   87     0     0     0     0   100     0     0     0     0
April 2030                   52     0     0     0     0   100     0     0     0     0
April 2031                   13     0     0     0     0   100     0     0     0     0
April 2032                    0     0     0     0     0    86     0     0     0     0
April 2033                    0     0     0     0     0    67     0     0     0     0
April 2034                    0     0     0     0     0    45     0     0     0     0
April 2035                    0     0     0     0     0    20     0     0     0     0
April 2036                    0     0     0     0     0     0     0     0     0     0
Weighted Average Life
to Maturity (years)((2)    24.06 2.74  2.00  1.56  1.26  27.70 5.07  3.50  2.32  1.86
Weighted Average Life
to Call (years)((2)((3)   24.06 2.74  2.00  1.56  1.26  27.70 5.07  3.50  2.32  1.86


---------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

          Percent of Initial Class Certificate Balance Outstanding((1)

                                    Class A-2d                    Class M-1
DISTRIBUTION DATE               PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
-------------------------   ---------------------------   ---------------------------
                             I    II    III   IV     V     I    II    III   IV     V
-------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage          100   100   100   100   100   100   100   100   100   100
April 2007                  100   100   100   100   100   100   100   100   100   100
April 2008                  100   100   100   100   100   100   100   100   100   100
April 2009                  100   100   100    83    10   100   100   100   100   100
April 2010                  100   100   100    83    10   100    80    56   100   100
April 2011                  100   100   100    72    10   100    63    41    26   100
April 2012                  100   100    83    48    10   100    50    30    17    61
April 2013                  100   100    61    32    10   100    40    22    11    26
April 2014                  100    88    44    21    10   100    32    16     7     5
April 2015                  100    69    32    14     6   100    25    11     5     0
April 2016                  100    55    24    10     1   100    20     8     3     0
April 2017                  100    43    17     6     0   100    16     6     0     0
April 2018                  100    34    13     3     0   100    12     4     0     0
April 2019                  100    27     9     0     0   100    10     3     0     0
April 2020                  100    21     7     0     0   100     8     0     0     0
April 2021                  100    14     2     0     0   100     5     0     0     0
April 2022                  100    11     0     0     0   100     4     0     0     0
April 2023                  100     9     0     0     0   100     3     0     0     0
April 2024                  100     7     0     0     0   100     0     0     0     0
April 2025                  100     4     0     0     0   100     0     0     0     0
April 2026                  100     2     0     0     0   100     0     0     0     0
April 2027                  100     1     0     0     0   100     0     0     0     0
April 2028                  100     0     0     0     0   100     0     0     0     0
April 2029                  100     0     0     0     0   100     0     0     0     0
April 2030                  100     0     0     0     0   100     0     0     0     0
April 2031                  100     0     0     0     0   100     0     0     0     0
April 2032                  100     0     0     0     0    94     0     0     0     0
April 2033                  100     0     0     0     0    83     0     0     0     0
April 2034                  100     0     0     0     0    70     0     0     0     0
April 2035                  100     0     0     0     0    56     0     0     0     0
April 2036                    0     0     0     0     0     0     0     0     0     0
Weighted Average Life
to Maturity (years)((2)    29.73 11.41 8.46  6.33  3.28  28.65 7.19  5.56  5.14  6.46
Weighted Average Life
to Call (years)((2)((3)   29.73 9.38  6.86  5.05  2.83  28.65 6.51  5.03  4.72  4.49


-------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

          Percent of Initial Class Certificate Balance Outstanding((1)

                                     Class M-2                    Class M-3
DISTRIBUTION DATE                PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
-------------------------   ---------------------------   ---------------------------
                             I    II    III   IV     V     I    II    III   IV     V
-------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage          100   100   100   100   100   100   100   100   100   100
April 2007                  100   100   100   100   100   100   100   100   100   100
April 2008                  100   100   100   100   100   100   100   100   100   100
April 2009                  100   100   100   100   100   100   100   100   100   100
April 2010                  100    80    56    56   100   100    80    56    39   100
April 2011                  100    63    41    26    36   100    63    41    26    15
April 2012                  100    50    30    17     9   100    50    30    17     9
April 2013                  100    40    22    11     5   100    40    22    11     5
April 2014                  100    32    16     7     2   100    32    16     7     0
April 2015                  100    25    11     5     0   100    25    11     5     0
April 2016                  100    20     8     2     0   100    20     8     0     0
April 2017                  100    16     6     0     0   100    16     6     0     0
April 2018                  100    12     4     0     0   100    12     4     0     0
April 2019                  100    10     1     0     0   100    10     0     0     0
April 2020                  100     8     0     0     0   100     8     0     0     0
April 2021                  100     5     0     0     0   100     5     0     0     0
April 2022                  100     4     0     0     0   100     3     0     0     0
April 2023                  100     1     0     0     0   100     0     0     0     0
April 2024                  100     0     0     0     0   100     0     0     0     0
April 2025                  100     0     0     0     0   100     0     0     0     0
April 2026                  100     0     0     0     0   100     0     0     0     0
April 2027                  100     0     0     0     0   100     0     0     0     0
April 2028                  100     0     0     0     0   100     0     0     0     0
April 2029                  100     0     0     0     0   100     0     0     0     0
April 2030                  100     0     0     0     0   100     0     0     0     0
April 2031                  100     0     0     0     0   100     0     0     0     0
April 2032                   94     0     0     0     0    94     0     0     0     0
April 2033                   83     0     0     0     0    83     0     0     0     0
April 2034                   70     0     0     0     0    70     0     0     0     0
April 2035                   56     0     0     0     0    56     0     0     0     0
April 2036                    0     0     0     0     0     0     0     0     0     0
Weighted Average Life
to Maturity (years)((2)    28.65 7.17  5.48  4.85  5.09  28.65 7.14  5.43  4.69  4.62
Weighted Average Life
to Call (years)((2)((3)   28.65 6.51  4.97  4.45  4.49  28.65 6.51  4.94  4.31  4.31


-------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

          Percent of Initial Class Certificate Balance Outstanding((1)

                                    Class M-4                     Class M-5
DISTRIBUTION DATE               PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
-------------------------   ---------------------------   ---------------------------
                             I    II    III   IV     V     I    II    III   IV     V
-------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage          100   100   100   100   100   100   100   100   100   100
April 2007                  100   100   100   100   100   100   100   100   100   100
April 2008                  100   100   100   100   100   100   100   100   100   100
April 2009                  100   100   100   100   100   100   100   100   100   100
April 2010                  100    80    56    39    43   100    80    56    39    26
April 2011                  100    63    41    26    15   100    63    41    26    15
April 2012                  100    50    30    17     9   100    50    30    17     9
April 2013                  100    40    22    11     5   100    40    22    11     4
April 2014                  100    32    16     7     0   100    32    16     7     0
April 2015                  100    25    11     5     0   100    25    11     1     0
April 2016                  100    20     8     0     0   100    20     8     0     0
April 2017                  100    16     6     0     0   100    16     6     0     0
April 2018                  100    12     1     0     0   100    12     0     0     0
April 2019                  100    10     0     0     0   100    10     0     0     0
April 2020                  100     8     0     0     0   100     8     0     0     0
April 2021                  100     5     0     0     0   100     2     0     0     0
April 2022                  100     0     0     0     0   100     0     0     0     0
April 2023                  100     0     0     0     0   100     0     0     0     0
April 2024                  100     0     0     0     0   100     0     0     0     0
April 2025                  100     0     0     0     0   100     0     0     0     0
April 2026                  100     0     0     0     0   100     0     0     0     0
April 2027                  100     0     0     0     0   100     0     0     0     0
April 2028                  100     0     0     0     0   100     0     0     0     0
April 2029                  100     0     0     0     0   100     0     0     0     0
April 2030                  100     0     0     0     0   100     0     0     0     0
April 2031                  100     0     0     0     0   100     0     0     0     0
April 2032                   94     0     0     0     0    94     0     0     0     0
April 2033                   83     0     0     0     0    83     0     0     0     0
April 2034                   70     0     0     0     0    70     0     0     0     0
April 2035                   56     0     0     0     0    56     0     0     0     0
April 2036                    0     0     0     0     0     0     0     0     0     0
Weighted Average Life
to Maturity (years)((2)    28.65 7.12  5.40  4.61  4.40  28.65 7.09  5.35  4.53  4.23
Weighted Average Life
to Call (years)((2)((3)   28.65 6.51  4.92  4.24  4.10  28.65 6.51  4.90  4.17  3.94


----------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

          Percent of Initial Class Certificate Balance Outstanding((1)

                                    Class M-6                    Class B-1
DISTRIBUTION DATE               PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
                             I    II    III   IV     V     I    II    III   IV     V
-------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage          100   100   100   100   100   100   100   100   100   100
April 2007                  100   100   100   100   100   100   100   100   100   100
April 2008                  100   100   100   100   100   100   100   100   100   100
April 2009                  100   100   100   100   100   100   100   100   100   100
April 2010                  100    80    56    39    26   100    80    56    39    26
April 2011                  100    63    41    26    15   100    63    41    26    15
April 2012                  100    50    30    17     9   100    50    30    17     9
April 2013                  100    40    22    11     0   100    40    22    11     0
April 2014                  100    32    16     7     0   100    32    16     3     0
April 2015                  100    25    11     0     0   100    25    11     0     0
April 2016                  100    20     8     0     0   100    20     7     0     0
April 2017                  100    16     2     0     0   100    16     0     0     0
April 2018                  100    12     0     0     0   100    12     0     0     0
April 2019                  100    10     0     0     0   100    10     0     0     0
April 2020                  100     8     0     0     0   100     4     0     0     0
April 2021                  100     0     0     0     0   100     0     0     0     0
April 2022                  100     0     0     0     0   100     0     0     0     0
April 2023                  100     0     0     0     0   100     0     0     0     0
April 2024                  100     0     0     0     0   100     0     0     0     0
April 2025                  100     0     0     0     0   100     0     0     0     0
April 2026                  100     0     0     0     0   100     0     0     0     0
April 2027                  100     0     0     0     0   100     0     0     0     0
April 2028                  100     0     0     0     0   100     0     0     0     0
April 2029                  100     0     0     0     0   100     0     0     0     0
April 2030                  100     0     0     0     0   100     0     0     0     0
April 2031                  100     0     0     0     0   100     0     0     0     0
April 2032                   94     0     0     0     0    94     0     0     0     0
April 2033                   83     0     0     0     0    83     0     0     0     0
April 2034                   70     0     0     0     0    70     0     0     0     0
April 2035                   56     0     0     0     0    56     0     0     0     0
April 2036                    0     0     0     0     0     0     0     0     0     0
Weighted Average Life
to Maturity (years)((2)    28.65 7.07  5.32  4.46  4.10  28.65 7.02  5.26  4.39  3.98
Weighted Average Life
to Call (years)((2)((3)   28.65 6.51  4.90  4.13  3.83  28.65 6.51  4.88  4.09  3.74


----------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

          Percent of Initial Class Certificate Balance Outstanding((1)

                                    Class B-2                     Class B-3
DISTRIBUTION DATE               PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                             I     I    II    III   IV     I     I    II    III   IV
-------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage          100   100   100   100   100   100   100   100   100   100
April 2007                  100   100   100   100   100   100   100   100   100   100
April 2008                  100   100   100   100   100   100   100   100   100   100
April 2009                  100   100   100   100   100   100   100   100   100   100
April 2010                  100    80    56    39    26   100    80    56    39    26
April 2011                  100    63    41    26    15   100    63    41    26    15
April 2012                  100    50    30    17     3   100    50    30    17     0
April 2013                  100    40    22    11     0   100    40    22     1     0
April 2014                  100    32    16     0     0   100    32    16     0     0
April 2015                  100    25    11     0     0   100    25     2     0     0
April 2016                  100    20     0     0     0   100    20     0     0     0
April 2017                  100    16     0     0     0   100    16     0     0     0
April 2018                  100    12     0     0     0   100     6     0     0     0
April 2019                  100     5     0     0     0   100     0     0     0     0
April 2020                  100     0     0     0     0   100     0     0     0     0
April 2021                  100     0     0     0     0   100     0     0     0     0
April 2022                  100     0     0     0     0   100     0     0     0     0
April 2023                  100     0     0     0     0   100     0     0     0     0
April 2024                  100     0     0     0     0   100     0     0     0     0
April 2025                  100     0     0     0     0   100     0     0     0     0
April 2026                  100     0     0     0     0   100     0     0     0     0
April 2027                  100     0     0     0     0   100     0     0     0     0
April 2028                  100     0     0     0     0   100     0     0     0     0
April 2029                  100     0     0     0     0   100     0     0     0     0
April 2030                  100     0     0     0     0   100     0     0     0     0
April 2031                  100     0     0     0     0   100     0     0     0     0
April 2032                   94     0     0     0     0    94     0     0     0     0
April 2033                   83     0     0     0     0    83     0     0     0     0
April 2034                   70     0     0     0     0    70     0     0     0     0
April 2035                   56     0     0     0     0    56     0     0     0     0
April 2036                    0     0     0     0     0     0     0     0     0     0
Weighted Average Life
to Maturity (years)(2)    28.65 6.94  5.19  4.31  3.87  28.65 6.82  5.09  4.21  3.76
Weighted Average Life
to Call (years)(2)(3)   28.65 6.51  4.88  4.06  3.67  28.65 6.51  4.87  4.03  3.61


-------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

Hypothetical Available Funds and Supplemental Interest Rate Cap Table

      Assuming that prepayments on the mortgage loans occur at 100% of the applicable fixed rate or adjustable rate prepayment assumption (i.e., Scenario
III), that no losses are experienced with respect to the mortgage loans and that One-Month LIBOR and the Loan Index each remain constant at 20% and that the 10% optional clean-up call is not exercised, the following table indicates the Available Funds and Supplemental Interest Rate Cap that would result for indicated distribution dates under an assumed hypothetical scenario. It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the applicable prepayment assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                         Schedule of Available Funds and
              Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


               Class A-1    Class A-2a   Class A-2b   Class A-2c   Class A-2d   Class M-1    Class M-2    Class M-3    Class M-4
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Closing Date           --           --           --           --           --           --           --           --           --
5/25/2006           20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
6/25/2006           20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
7/25/2006           20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
8/25/2006           20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
9/25/2006           20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
10/25/2006          20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
11/25/2006          20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
12/25/2006          20.17        20.07        20.12        20.18        20.28        20.35        20.37        20.39        20.48
1/25/2007           20.11        20.07        20.12        20.18        20.26        19.99        20.00        20.00        20.03
2/25/2007           19.90        20.07        20.07        20.07        20.07        19.62        19.62        19.62        19.62
3/25/2007           20.09        20.07        20.17        20.26        20.27        19.84        19.85        19.85        19.86
4/25/2007           19.54        19.72        19.72        19.72        19.72        19.23        19.23        19.23        19.23
5/25/2007           19.47        19.66        19.66        19.66        19.66        19.14        19.14        19.14        19.14
6/25/2007           19.19        19.37        19.37        19.37        19.37        18.85        18.85        18.85        18.85
7/25/2007           19.14        19.33        19.33        19.33        19.33        18.77        18.77        18.77        18.77
8/25/2007           18.86        19.05        19.05        19.05        19.05        18.48        18.48        18.48        18.48
9/25/2007           18.70        18.89        18.89        18.89        18.89        18.31        18.31        18.31        18.31
10/25/2007          18.68        18.87        18.87        18.87        18.87        18.24        18.24        18.24        18.24
11/25/2007          18.32        18.50        18.50        18.50        18.50        17.88        17.88        17.88        17.88
12/25/2007          17.85        18.09        18.09        18.09        18.09        17.40        17.40        17.40        17.40
1/25/2008           15.85           --        15.75        15.75        15.75        15.00        15.00        15.00        15.00
2/25/2008           12.11           --        12.28        12.28        12.28        11.38        11.38        11.38        11.38
3/25/2008           12.76           --        12.95        12.95        12.95        11.94        11.94        11.94        11.94
4/25/2008           12.14           --        12.32        12.32        12.32        11.34        11.34        11.34        11.34
5/25/2008           12.48           --        12.66        12.66        12.66        11.60        11.60        11.60        11.60
6/25/2008           12.20           --        12.39        12.39        12.39        11.32        11.32        11.32        11.32
7/25/2008           13.29           --        13.30        13.30        13.30        12.13        12.13        12.13        12.13
8/25/2008           13.08           --        13.24        13.24        13.24        11.99        11.99        11.99        11.99
9/25/2008           13.12           --           --        13.28        13.28        11.98        11.98        11.98        11.98
10/25/2008          13.51           --           --        13.68        13.68        12.27        12.27        12.27        12.27
11/25/2008          13.19           --           --        13.36        13.36        11.93        11.93        11.93        11.93
12/25/2008          13.60           --           --        13.78        13.78        12.23        12.23        12.23        12.23
1/25/2009           13.90           --           --        13.89        13.89        12.26        12.26        12.26        12.26
2/25/2009           14.07           --           --        14.19        14.19        12.41        12.41        12.41        12.41
3/25/2009           15.43           --           --        15.56        15.56        13.49        13.49        13.49        13.49
4/25/2009           14.24           --           --        14.35        14.35        12.39        12.39        12.39        12.39
5/25/2009           70.64           --           --        70.76        70.76        12.71        12.71        12.71        12.71
6/25/2009           18.18           --           --        18.31        18.31        12.34        12.34        12.34        12.34
7/25/2009           19.30           --           --        19.28        19.28        13.23        13.23        13.23        13.23
8/25/2009           18.71           --           --        18.79        18.79        13.04        13.04        13.04        13.04
9/25/2009           18.54           --           --        18.62        18.62        13.02        13.02        13.02        13.02
10/25/2009          18.92           --           --        19.01        19.01        13.37        13.37        13.37        13.37
11/25/2009          18.22           --           --        18.30        18.30        12.99        12.99        12.99        12.99
12/25/2009          18.60           --           --        18.68        18.68        13.34        13.34        13.34        13.34
1/25/2010           18.22           --           --        18.18        18.18        13.15        13.15        13.15        13.15


                Class M-5    Class M-6    Class B-1    Class B-2    Class B-3
Distribution     Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date            Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------    ----------   ----------   ----------   ----------   ----------
Closing Date            --           --           --           --           --
5/25/2006            20.50        20.59        21.15        21.25        22.15
6/25/2006            20.50        20.59        21.15        21.25        22.15
7/25/2006            20.50        20.59        21.15        21.25        22.15
8/25/2006            20.50        20.59        21.15        21.25        22.15
9/25/2006            20.50        20.59        21.15        21.25        22.15
10/25/2006           20.50        20.59        21.15        21.25        22.15
11/25/2006           20.50        20.59        21.15        21.25        22.15
12/25/2006           20.50        20.59        21.15        21.25        22.15
1/25/2007            20.04        20.07        20.26        20.29        20.59
2/25/2007            19.62        19.62        19.62        19.62        19.62
3/25/2007            19.87        19.88        19.98        20.00        20.15
4/25/2007            19.23        19.23        19.23        19.23        19.23
5/25/2007            19.14        19.14        19.14        19.14        19.14
6/25/2007            18.85        18.85        18.85        18.85        18.85
7/25/2007            18.77        18.77        18.77        18.77        18.77
8/25/2007            18.48        18.48        18.48        18.48        18.48
9/25/2007            18.31        18.31        18.31        18.31        18.31
10/25/2007           18.24        18.24        18.24        18.24        18.24
11/25/2007           17.88        17.88        17.88        17.88        17.88
12/25/2007           17.40        17.40        17.40        17.40        17.40
1/25/2008            15.00        15.00        15.00        15.00        15.00
2/25/2008            11.38        11.38        11.38        11.38        11.38
3/25/2008            11.94        11.94        11.94        11.94        11.94
4/25/2008            11.34        11.34        11.34        11.34        11.34
5/25/2008            11.60        11.60        11.60        11.60        11.60
6/25/2008            11.32        11.32        11.32        11.32        11.32
7/25/2008            12.13        12.13        12.13        12.13        12.13
8/25/2008            11.99        11.99        11.99        11.99        11.99
9/25/2008            11.98        11.98        11.98        11.98        11.98
10/25/2008           12.27        12.27        12.27        12.27        12.27
11/25/2008           11.93        11.93        11.93        11.93        11.93
12/25/2008           12.23        12.23        12.23        12.23        12.23
1/25/2009            12.26        12.26        12.26        12.26        12.26
2/25/2009            12.41        12.41        12.41        12.41        12.41
3/25/2009            13.49        13.49        13.49        13.49        13.49
4/25/2009            12.39        12.39        12.39        12.39        12.39
5/25/2009            12.71        12.71        12.71        12.71        12.71
6/25/2009            12.34        12.34        12.34        12.34        12.34
7/25/2009            13.23        13.23        13.23        13.23        13.23
8/25/2009            13.04        13.04        13.04        13.04        13.04
9/25/2009            13.02        13.02        13.02        13.02        13.02
10/25/2009           13.37        13.37        13.37        13.37        13.37
11/25/2009           12.99        12.99        12.99        12.99        12.99
12/25/2009           13.34        13.34        13.34        13.34        13.34
1/25/2010            13.15        13.15        13.15        13.15        13.15

               Class A-1    Class A-2a   Class A-2b   Class A-2c   Class A-2d   Class M-1    Class M-2    Class M-3    Class M-4
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
2/25/2010           18.24           --           --        18.22        18.22        13.23        13.23        13.23        13.23
3/25/2010           19.96           --           --        19.95        19.95        14.42        14.42        14.42        14.42
4/25/2010           18.20           --           --        18.19        18.19        13.20        13.20        13.20        13.20
5/25/2010           18.73           --           --        18.71        18.71        13.56        13.56        13.56        13.56
6/25/2010           18.17           --           --        18.15        18.15        13.17        13.17        13.17        13.17
7/25/2010           18.73           --           --        18.71        18.71        13.55        13.55        13.55        13.55
8/25/2010           18.17           --           --        18.15        18.15        13.16        13.16        13.16        13.16
9/25/2010           18.15           --           --        18.14        18.14        13.15        13.15        13.15        13.15
10/25/2010          18.68           --           --        18.66        18.66        13.51        13.51        13.51        13.51
11/25/2010          16.75           --           --        16.73        16.73        11.75        11.75        11.75        11.75
12/25/2010          17.31           --           --        17.29        17.29        12.13        12.13        12.13        12.13
1/25/2011           16.78           --           --        16.76        16.76        11.77        11.77        11.77        11.77
2/25/2011           16.80           --           --        16.77        16.77        11.78        11.78        11.78        11.78
3/25/2011           18.59           --           --        18.56        18.56        13.03        13.03        13.03        13.03
4/25/2011           16.79           --           --        16.76        16.76        11.77        11.77        11.77        11.77
5/25/2011           17.34           --           --        17.31        17.31        12.16        12.16        12.16        12.16
6/25/2011           16.78           --           --        16.75        16.75        11.76        11.76        11.76        11.76
7/25/2011           17.34           --           --        17.31        17.31        12.15        12.15        12.15        12.15
8/25/2011           16.78           --           --        16.75        16.75        11.76        11.76        11.76        11.76
9/25/2011           16.77           --           --        16.75        16.75        11.76        11.76        11.76        11.76
10/25/2011          17.33           --           --        17.30        17.30        12.14        12.14        12.14        12.14
11/25/2011          16.76           --           --           --        16.74        11.75        11.75        11.75        11.75
12/25/2011          17.32           --           --           --        17.29        12.14        12.14        12.14        12.14
1/25/2012           16.76           --           --           --        16.73        11.74        11.74        11.74        11.74
2/25/2012           16.76           --           --           --        16.73        11.74        11.74        11.74        11.74
3/25/2012           17.91           --           --           --        17.88        12.55        12.55        12.55        12.55
4/25/2012           16.75           --           --           --        16.72        11.73        11.73        11.73        11.73
5/25/2012           17.30           --           --           --        17.27        12.12        12.12        12.12        12.12
6/25/2012           16.74           --           --           --        16.71        11.73        11.73        11.73        11.73
7/25/2012           17.30           --           --           --        17.27        12.12        12.12        12.12        12.12
8/25/2012           16.74           --           --           --        16.71        11.72        11.72        11.72        11.72
9/25/2012           16.73           --           --           --        16.70        11.72        11.72        11.72        11.72
10/25/2012          17.29           --           --           --        17.25        12.10        12.10        12.10        12.10
11/25/2012          16.72           --           --           --        16.69        11.71        11.71        11.71        11.71
12/25/2012          17.28           --           --           --        17.24        12.09        12.09        12.09        12.09
1/25/2013           16.72           --           --           --        16.69        11.70        11.70        11.70        11.70
2/25/2013           16.71           --           --           --        16.68        11.70        11.70        11.70        11.70
3/25/2013           18.50           --           --           --        18.46        12.95        12.95        12.95        12.95
4/25/2013           16.70           --           --           --        16.67        11.69        11.69        11.69        11.69
5/25/2013           17.25           --           --           --        17.22        12.07        12.07        12.07        12.07
6/25/2013           16.69           --           --           --        16.66        11.68        11.68        11.68        11.68
7/25/2013           17.24           --           --           --        17.21        12.07        12.07        12.07        12.07
8/25/2013           16.68           --           --           --        16.65        11.67        11.67        11.67        11.67
9/25/2013           16.68           --           --           --        16.65        11.67        11.67        11.67        11.67
10/25/2013          17.23           --           --           --        17.20        12.05        12.05        12.05        12.05
11/25/2013          16.67           --           --           --        16.64        11.66        11.66        11.66        11.66
12/25/2013          17.22           --           --           --        17.19        12.04        12.04        12.04        12.04
1/25/2014           16.66           --           --           --        16.63        11.65        11.65        11.65        11.65
2/25/2014           16.65           --           --           --        16.62        11.64        11.64        11.64        11.64
3/25/2014           18.43           --           --           --        18.40        12.89        12.89        12.89        12.89
4/25/2014           16.64           --           --           --        16.61        11.64        11.64        11.64        11.64
5/25/2014           17.19           --           --           --        17.16        12.02        12.02        12.02        12.02
6/25/2014           16.63           --           --           --        16.61        11.63        11.63        11.63        11.63


                Class M-5    Class M-6    Class B-1    Class B-2    Class B-3
Distribution     Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date            Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------    ----------   ----------   ----------   ----------   ----------
2/25/2010            13.23        13.23        13.23        13.23        13.23
3/25/2010            14.42        14.42        14.42        14.42        14.42
4/25/2010            13.20        13.20        13.20        13.20        13.20
5/25/2010            13.56        13.56        13.56        13.56        13.56
6/25/2010            13.17        13.17        13.17        13.17        13.17
7/25/2010            13.55        13.55        13.55        13.55        13.55
8/25/2010            13.16        13.16        13.16        13.16        13.16
9/25/2010            13.15        13.15        13.15        13.15        13.15
10/25/2010           13.51        13.51        13.51        13.51        13.51
11/25/2010           11.75        11.75        11.75        11.75        11.75
12/25/2010           12.13        12.13        12.13        12.13        12.13
1/25/2011            11.77        11.77        11.77        11.77        11.77
2/25/2011            11.78        11.78        11.78        11.78        11.78
3/25/2011            13.03        13.03        13.03        13.03        13.03
4/25/2011            11.77        11.77        11.77        11.77        11.77
5/25/2011            12.16        12.16        12.16        12.16        12.16
6/25/2011            11.76        11.76        11.76        11.76        11.76
7/25/2011            12.15        12.15        12.15        12.15        12.15
8/25/2011            11.76        11.76        11.76        11.76        11.76
9/25/2011            11.76        11.76        11.76        11.76        11.76
10/25/2011           12.14        12.14        12.14        12.14        12.14
11/25/2011           11.75        11.75        11.75        11.75        11.75
12/25/2011           12.14        12.14        12.14        12.14        12.14
1/25/2012            11.74        11.74        11.74        11.74        11.74
2/25/2012            11.74        11.74        11.74        11.74        11.74
3/25/2012            12.55        12.55        12.55        12.55        12.55
4/25/2012            11.73        11.73        11.73        11.73        11.73
5/25/2012            12.12        12.12        12.12        12.12        12.12
6/25/2012            11.73        11.73        11.73        11.73        11.73
7/25/2012            12.12        12.12        12.12        12.12        12.12
8/25/2012            11.72        11.72        11.72        11.72        11.72
9/25/2012            11.72        11.72        11.72        11.72        11.72
10/25/2012           12.10        12.10        12.10        12.10        12.10
11/25/2012           11.71        11.71        11.71        11.71        11.71
12/25/2012           12.09        12.09        12.09        12.09        12.09
1/25/2013            11.70        11.70        11.70        11.70        11.70
2/25/2013            11.70        11.70        11.70        11.70        11.70
3/25/2013            12.95        12.95        12.95        12.95        12.95
4/25/2013            11.69        11.69        11.69        11.69        11.69
5/25/2013            12.07        12.07        12.07        12.07        12.07
6/25/2013            11.68        11.68        11.68        11.68        11.68
7/25/2013            12.07        12.07        12.07        12.07        12.07
8/25/2013            11.67        11.67        11.67        11.67        11.67
9/25/2013            11.67        11.67        11.67        11.67        11.67
10/25/2013           12.05        12.05        12.05        12.05        12.05
11/25/2013           11.66        11.66        11.66        11.66        11.66
12/25/2013           12.04        12.04        12.04        12.04        12.04
1/25/2014            11.65        11.65        11.65        11.65        11.65
2/25/2014            11.64        11.64        11.64        11.64        11.64
3/25/2014            12.89        12.89        12.89        12.89        12.89
4/25/2014            11.64        11.64        11.64        11.64        11.64
5/25/2014            12.02        12.02        12.02        12.02        12.02
6/25/2014            11.63        11.63        11.63        11.63        11.63

               Class A-1    Class A-2a   Class A-2b   Class A-2c   Class A-2d   Class M-1    Class M-2    Class M-3    Class M-4
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
7/25/2014           17.18           --           --           --        17.15        12.01        12.01        12.01        12.01
8/25/2014           16.31           --           --           --        16.28        11.62        11.62        11.62        11.62
9/25/2014           13.02           --           --           --        12.99        11.61        11.61        11.61        11.61
10/25/2014          13.48           --           --           --        13.45        12.00        12.00        12.00        12.00
11/25/2014          13.08           --           --           --        13.05        11.60        11.60        11.60        11.60
12/25/2014          13.55           --           --           --        13.52        11.99        11.99        11.99        11.99
1/25/2015           13.15           --           --           --        13.12        11.60        11.60        11.60        11.60
2/25/2015           13.19           --           --           --        13.16        11.59        11.59        11.59        11.59
3/25/2015           14.64           --           --           --        14.61        12.83        12.83        12.83        12.83
4/25/2015           13.26           --           --           --        13.23        11.58        11.58        11.58        11.58
5/25/2015           13.74           --           --           --        13.72        11.96        11.96        11.96        11.96
6/25/2015           13.34           --           --           --        13.31        11.57        11.57        11.57        11.57
7/25/2015           13.83           --           --           --        13.80        11.95        11.95        11.95        11.95
8/25/2015           13.43           --           --           --        13.40        11.56        11.56        11.56        11.56
9/25/2015           13.47           --           --           --        13.44        11.56        11.56        11.56        11.56
10/25/2015          13.97           --           --           --        13.94        11.94        11.94        11.94        11.94
11/25/2015          13.56           --           --           --        13.53        11.55        11.55        11.55        11.55
12/25/2015          14.07           --           --           --        14.04        11.93        11.93        11.93        11.93
1/25/2016           13.72           --           --           --        13.70        11.60        11.60        11.60        11.60
2/25/2016           14.05           --           --           --        13.97        11.78        11.78        11.78        11.78
3/25/2016           15.07           --           --           --        14.99        12.59        12.59        12.59        12.59
4/25/2016           14.16           --           --           --        14.08        11.78        11.78        11.78        11.78
5/25/2016           14.69           --           --           --        14.61        12.17        12.17        12.17        12.17
6/25/2016           14.28           --           --           --        14.20        11.77        11.77        11.77        11.77
7/25/2016           14.83           --           --           --        14.75        12.17        12.17        12.17        12.17
8/25/2016           14.47           --           --           --        14.38        11.81        11.81        11.81        11.81
9/25/2016           14.54           --           --           --        14.45        11.81        11.81        11.81        11.81
10/25/2016          15.09           --           --           --        15.00        12.20        12.20        12.20        12.20
11/25/2016          14.67           --           --           --        14.59        11.80        11.80        11.80        11.80
12/25/2016          15.24           --           --           --        15.15        12.19        12.19        12.19        12.19
1/25/2017           14.83           --           --           --        14.74        11.80        11.80        11.80        11.80
2/25/2017           14.94           --           --           --        14.84        11.82        11.82        11.82        11.82
3/25/2017           16.62           --           --           --        16.52        13.09        13.09        13.09        13.09
4/25/2017           15.09           --           --           --        15.00        11.82        11.82        11.82        11.82
5/25/2017           15.68           --           --           --        15.58        12.21        12.21        12.21        12.21
6/25/2017           15.26           --           --           --        15.17        11.81        11.81        11.81        11.81
7/25/2017           15.86           --           --           --        15.76        12.20        12.20        12.20        12.20
8/25/2017           15.44           --           --           --        15.34        11.80        11.80        11.80        11.80
9/25/2017           15.53           --           --           --        15.43        11.80        11.80        11.80        11.80
10/25/2017          16.15           --           --           --        16.05        12.19        12.19        12.19        12.19
11/25/2017          15.72           --           --           --        15.63        11.79        11.79        11.79        11.79
12/25/2017          16.35           --           --           --        16.25        12.18        12.18        12.18        12.18
1/25/2018           15.93           --           --           --        15.83        11.79        11.79        11.79        11.79
2/25/2018           16.03           --           --           --        15.93        11.78        11.78        11.78        11.78
3/25/2018           17.87           --           --           --        17.76        13.04        13.04        13.04        13.04
4/25/2018           16.25           --           --           --        16.15        11.78        11.78        11.78        11.78
5/25/2018           16.91           --           --           --        16.81        12.17        12.17        12.17        12.17
6/25/2018           16.49           --           --           --        16.39        11.77        11.77        11.77        11.77
7/25/2018           17.16           --           --           --        17.06        12.16        12.16        12.16        12.16
8/25/2018           16.73           --           --           --        16.63        11.77        11.77        11.77           --
9/25/2018           16.86           --           --           --        16.76        11.76        11.76        11.76           --
10/25/2018          17.56           --           --           --        17.46        12.15        12.15        12.15           --
11/25/2018          17.13           --           --           --        17.03        11.76        11.76        11.76           --


               Class M-5    Class M-6    Class B-1    Class B-2    Class B-3
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------   ----------   ----------   ----------   ----------   ----------
7/25/2014           12.01        12.01        12.01        12.01        12.01
8/25/2014           11.62        11.62        11.62        11.62        11.62
9/25/2014           11.61        11.61        11.61        11.61        11.61
10/25/2014          12.00        12.00        12.00        12.00        12.00
11/25/2014          11.60        11.60        11.60        11.60        11.60
12/25/2014          11.99        11.99        11.99        11.99        11.99
1/25/2015           11.60        11.60        11.60        11.60        11.60
2/25/2015           11.59        11.59        11.59        11.59        11.59
3/25/2015           12.83        12.83        12.83        12.83        12.83
4/25/2015           11.58        11.58        11.58        11.58        11.58
5/25/2015           11.96        11.96        11.96        11.96        11.96
6/25/2015           11.57        11.57        11.57        11.57        11.57
7/25/2015           11.95        11.95        11.95        11.95           --
8/25/2015           11.56        11.56        11.56        11.56           --
9/25/2015           11.56        11.56        11.56        11.56           --
10/25/2015          11.94        11.94        11.94        11.94           --
11/25/2015          11.55        11.55        11.55        11.55           --
12/25/2015          11.93        11.93        11.93        11.93           --
1/25/2016           11.60        11.60        11.60        11.60           --
2/25/2016           11.78        11.78        11.78        11.78           --
3/25/2016           12.59        12.59        12.59        12.59           --
4/25/2016           11.78        11.78        11.78        11.78           --
5/25/2016           12.17        12.17        12.17           --           --
6/25/2016           11.77        11.77        11.77           --           --
7/25/2016           12.17        12.17        12.17           --           --
8/25/2016           11.81        11.81        11.81           --           --
9/25/2016           11.81        11.81        11.81           --           --
10/25/2016          12.20        12.20        12.20           --           --
11/25/2016          11.80        11.80        11.80           --           --
12/25/2016          12.19        12.19        12.19           --           --
1/25/2017           11.80        11.80           --           --           --
2/25/2017           11.82        11.82           --           --           --
3/25/2017           13.09        13.09           --           --           --
4/25/2017           11.82        11.82           --           --           --
5/25/2017           12.21        12.21           --           --           --
6/25/2017           11.81        11.81           --           --           --
7/25/2017           12.20        12.20           --           --           --
8/25/2017           11.80           --           --           --           --
9/25/2017           11.80           --           --           --           --
10/25/2017          12.19           --           --           --           --
11/25/2017          11.79           --           --           --           --
12/25/2017          12.18           --           --           --           --
1/25/2018           11.79           --           --           --           --
2/25/2018              --           --           --           --           --
3/25/2018              --           --           --           --           --
4/25/2018              --           --           --           --           --
5/25/2018              --           --           --           --           --
6/25/2018              --           --           --           --           --
7/25/2018              --           --           --           --           --
8/25/2018              --           --           --           --           --
9/25/2018              --           --           --           --           --
10/25/2018             --           --           --           --           --
11/25/2018             --           --           --           --           --

               Class A-1    Class A-2a   Class A-2b   Class A-2c   Class A-2d   Class M-1    Class M-2    Class M-3    Class M-4
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
12/25/2018          17.84           --           --           --        17.74        12.14        12.14        12.14           --
1/25/2019           17.41           --           --           --        17.31        11.75        11.75           --           --
2/25/2019           17.56           --           --           --        17.46        11.75        11.75           --           --
3/25/2019           19.61           --           --           --        19.50        13.00        13.00           --           --
4/25/2019           17.86           --           --           --        17.76        11.74        11.74           --           --
5/25/2019           18.62           --           --           --        18.52        12.13        12.13           --           --
6/25/2019           18.19           --           --           --        18.09        11.73        11.73           --           --
7/25/2019           18.97           --           --           --        18.87        12.12        12.12           --           --
8/25/2019           18.53           --           --           --        18.43        11.73        11.73           --           --
9/25/2019           18.71           --           --           --        18.61        11.72           --           --           --
10/25/2019          19.52           --           --           --        19.42        12.11           --           --           --
11/25/2019          19.08           --           --           --        18.98        11.72           --           --           --
12/25/2019          19.92           --           --           --        19.81        12.11           --           --           --
1/25/2020           19.47           --           --           --        19.37        11.71           --           --           --
2/25/2020           19.68           --           --           --        19.58        11.71           --           --           --
3/25/2020           21.26           --           --           --        21.15        12.51           --           --           --
4/25/2020           20.24           --           --           --        20.14           --           --           --           --
5/25/2020           21.33           --           --           --        21.23           --           --           --           --
6/25/2020           21.07           --           --           --        20.97           --           --           --           --
7/25/2020           22.25           --           --           --        22.15           --           --           --           --
8/25/2020           22.03           --           --           --        21.93           --           --           --           --
9/25/2020           22.56           --           --           --        22.46           --           --           --           --
10/25/2020          23.91           --           --           --        23.81           --           --           --           --
11/25/2020          23.77           --           --           --        23.67           --           --           --           --
12/25/2020          25.31           --           --           --        25.21           --           --           --           --
1/25/2021           26.39           --           --           --        26.29           --           --           --           --
2/25/2021           35.35           --           --           --        35.34           --           --           --           --
3/25/2021           41.35           --           --           --        41.34           --           --           --           --
4/25/2021           39.66           --           --           --        39.65           --           --           --           --
5/25/2021           43.77           --           --           --        43.76           --           --           --           --
6/25/2021           45.54           --           --           --        45.53           --           --           --           --
7/25/2021           51.01           --           --           --        51.00           --           --           --           --
8/25/2021           54.03           --           --           --        54.02           --           --           --           --
9/25/2021           59.85           --           --           --        59.84           --           --           --           --
10/25/2021          69.55           --           --           --        69.55           --           --           --           --
11/25/2021          77.22           --           --           --        77.21           --           --           --           --
12/25/2021          94.05           --           --           --        94.04           --           --           --           --
1/25/2022              --           --           --           --       111.50           --           --           --           --
2/25/2022              --           --           --           --       145.15           --           --           --           --
3/25/2022              --           --           --           --       233.08           --           --           --           --
4/25/2022              --           --           --           --       392.46           --           --           --           --
5/25/2022              --           --           --           --       *                --           --           --           --
6/25/2022              --           --           --           --           --           --           --           --           --


               Class M-5    Class M-6    Class B-1    Class B-2    Class B-3
Distribution    Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
Date           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------   ----------   ----------   ----------   ----------   ----------
12/25/2018             --           --           --           --           --
1/25/2019              --           --           --           --           --
2/25/2019              --           --           --           --           --
3/25/2019              --           --           --           --           --
4/25/2019              --           --           --           --           --
5/25/2019              --           --           --           --           --
6/25/2019              --           --           --           --           --
7/25/2019              --           --           --           --           --
8/25/2019              --           --           --           --           --
9/25/2019              --           --           --           --           --
10/25/2019             --           --           --           --           --
11/25/2019             --           --           --           --           --
12/25/2019             --           --           --           --           --
1/25/2020              --           --           --           --           --
2/25/2020              --           --           --           --           --
3/25/2020              --           --           --           --           --
4/25/2020              --           --           --           --           --
5/25/2020              --           --           --           --           --
6/25/2020              --           --           --           --           --
7/25/2020              --           --           --           --           --
8/25/2020              --           --           --           --           --
9/25/2020              --           --           --           --           --
10/25/2020             --           --           --           --           --
11/25/2020             --           --           --           --           --
12/25/2020             --           --           --           --           --
1/25/2021              --           --           --           --           --
2/25/2021              --           --           --           --           --
3/25/2021              --           --           --           --           --
4/25/2021              --           --           --           --           --
5/25/2021              --           --           --           --           --
6/25/2021              --           --           --           --           --
7/25/2021              --           --           --           --           --
8/25/2021              --           --           --           --           --
9/25/2021              --           --           --           --           --
10/25/2021             --           --           --           --           --
11/25/2021             --           --           --           --           --
12/25/2021             --           --           --           --           --
1/25/2022              --           --           --           --           --
2/25/2022              --           --           --           --           --
3/25/2022              --           --           --           --           --
4/25/2022              --           --           --           --           --
5/25/2022              --           --           --           --           --
6/25/2022              --           --           --           --           --


-----------------------

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance.

(2) Assumes 100% of prepayment assumption, no losses, One-Month LIBOR of 20% and the Loan Index of 20% and that the optional clean-up call is not exercised.

* On the distribution date in May 2022, the Class A-2d has a beginning balance of approximately $38,594 and is paid approximately $391,333 in interest.

Final Scheduled Distribution Date

      The "Final Scheduled Distribution Date" for each class of Offered Certificates is the distribution date occurring in March 2036.

      The Final Scheduled Distribution Dates for all classes have been calculated as the distribution date in the month following the month in which the latest maturity date of any mortgage loan occurs.

      Since the rate of distributions in reduction of the Class Certificate Balance of each class of Offered Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the Final Scheduled Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Offered Certificates" above in this prospectus supplement and "Yield Considerations" in the prospectus.

                        FEDERAL INCOME TAX CONSIDERATIONS

      The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

      The pooling and servicing agreement provides that the trust (exclusive of the assets held in the Excess Reserve Fund Account, the Swap Account and the right of each class of Offered Certificates to receive Basis Risk CarryForward Amounts), will comprise multiple REMICs organized in a tiered REMIC structure (each a "Trust REMIC"). Each class of Offered Certificates (exclusive of the right to receive Basis Risk CarryForward Amounts) represents ownership of a regular interest in a Trust REMIC. The Class R certificates will represent ownership of the sole class of residual interest in each of the Trust REMICs. In addition, each class of Offered Certificates will represent a beneficial interest in the right to receive payments of Basis Risk CarryForward Amounts from the Excess Reserve Fund Account and the Swap Account. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

      Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, each Trust REMIC will qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

      A holder of a class of Offered Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of regular interests (each, a "Regular Interest") in a Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of an Offered Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (each, a "Basis Risk Contract"), representing the right to receive Basis Risk CarryForward Amounts from the Excess Reserve Fund Account and the Swap Account. The Regular Interest component of an Offered Certificate generally will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Offered Certificate to which it corresponds, except that (i) the maximum interest rate of that Regular Interest component will equal the Group I Loan Cap or Group II Loan Cap, as applicable, or the WAC Cap, in each case computed for this purpose without regard to any Swap Termination Payment, (ii) Basis Risk CarryForward Amounts will be payable from both the Excess Reserve Fund Account and the Swap Account, and (iii) any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cash Flow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of an Offered Certificate may exceed the actual amount of distributions on the Offered Certificate.

      A holder of an Offered Certificate must allocate its purchase price for the Offered Certificate between its components - the Regular Interest component and the Basis Risk Contract component. To the extent the Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued with a lesser premium or an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--REMIC--Taxation of Owners of REMIC Regular Certificates" in the prospectus.

      Upon the sale, exchange, or other disposition of an Offered Certificate, the holder must allocate the amount realized between the components of the Offered Certificate based on the relative fair market values of those components at the time of sale. Assuming that an Offered Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Sale, Exchange or Redemption."

      Interest on the Regular Interest component of an Offered Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the Offered Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Sale, Exchange or Redemption" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID, market discount, or bond premium, if any, will be a rate equal to 100% of the applicable prepayment assumption. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the Offered Certificates

      The Regular Interest components of the Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association," and as "real estate assets" under
Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Swap Account, would be so treated. In addition, to the extent the Regular Interest component of an Offered Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the Offered Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

      Each holder of an Offered Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the Offered Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

      As indicated above, holders of the Offered Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the Offered Certificates. A holder of an Offered Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

      Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

      In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the Offered Certificates to which it relates as a result of certain Swap Termination Payments will be treated as having been received by the beneficial owners of such Offered Certificates and then paid by such owners to the Swap Account pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the Offered Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

      Any amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that Offered Certificate. A holder of such Offered Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

      Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

      A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of an Offered Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of (1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of an Offered Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of an Offered Certificate may have income that exceeds cash distributions on the Offered Certificate, in any period and over the term of the Offered Certificate. As a result, the Offered Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

      For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Federal Income Tax
Consequences--Administrative Matters" and "--REMIC--Taxation of Owners of Regular Interests--Non-U.S. Persons" in the prospectus.

                              STATE AND LOCAL TAXES

      The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state or local jurisdiction. Investors considering an investment in the Offered Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

      The U.S. Department of Labor (the "DOL") has granted to Morgan Stanley & Co. Incorporated, the underwriter, an administrative exemption (Prohibited Transaction Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548 (1990) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered Certificates (the "ERISA Eligible Certificates") by a Plan, provided that specific conditions (certain of which are described below) are met.

            Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

      (i) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      (ii) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Fitch, Moody's or S&P;

      (iii) The trustee is not an affiliate of any other member of the Restricted Group (as defined below), other than the underwriter;

      (iv) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicers represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

      (v) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, the underwriter, the Swap Provider, the trustee, any servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

      Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets of the trust fund.

      Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

      The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

      The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of Offered Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

      Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) the acquisition and holding of the Offered Certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

      Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code.

      Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor-Based Exemptions will apply and exempt all potential prohibited transactions.

                                LEGAL INVESTMENT

      None of the Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended and, as a result, the appropriate characterization of the Offered Certificates under various legal investment restrictions, and the ability of investors subject to these restrictions to purchase the Offered Certificates, are subject to significant interpretive uncertainties.

      No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

      All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions.

      See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

      The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                         REPORTS TO CERTIFICATEHOLDERS

      The securities administrator will be required to prepare and make available to the certificateholders statements containing information with respect to principal and interest payments and the trust, as is described in this prospectus supplement. See "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "Morgan Stanley Capital I Inc. Trust 2006-HE2" as an exhibit to the monthly distribution reports on Form 10-D for the certificates for so long as the trust is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, each servicer will be required to furnish to the securities administrator or the depositor, as applicable, the compliance statements, assessments of compliance and attestation reports detailed under "Pooling and Servicing Agreement--Servicer Reports" in this prospectus supplement. Copies of these statements and reports will be filed with the SEC under the name of the trust as an exhibit to the trust's annual statement on Form 10-K for the Offered Certificates.

                                     RATINGS

      In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by S&P, Fitch and Moody's:

  Class        S&P      Fitch     Moody's
----------   -------   --------   --------
   A-1         AAA       AAA        Aaa
   A-2a        AAA       AAA        Aaa
   A-2b        AAA       AAA        Aaa
   A-2c        AAA       AAA        Aaa
   A-2d        AAA       AAA        Aaa
   M-1         AA+       AA+        Aa1
   M-2         AA         AA        Aa2
   M-3         AA        AA-        Aa3
   M-4         AA-        A+         A1
   M-5         A+         A          A2
   M-6          A         A-         A3
   B-1         A-        BBB+       Baa1
   B-2        BBB+       BBB        Baa2
   B-3         BBB       BBB-       Baa3

      A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans to which they are entitled by the Final Scheduled Distribution Date. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk CarryForward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Fitch, Inc., One State Street Plaza, New York, New York 10007 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. S&P, Fitch and Moody's will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by S&P, Fitch or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                    GLOSSARY

      The following terms have the meanings given below when used in this prospectus supplement.

      "Accrued Certificate Interest" means, for each class of Offered Certificates on any distribution date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such distribution date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Relief Act, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

      "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Available Funds" means, with respect to any distribution date, the sum of the following amounts, to the extent received by the securities administrator, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicers, the securities administrator, the trustee and the custodians: (i) the aggregate amount of monthly payments on the mortgage loans due on the related due date and received by the servicers on or prior to the related Determination Date, after deduction of the aggregate servicing fee in respect of prior distribution dates and the other components of the Expense Fee Rate for that distribution date, together with any related P&I Advance; (ii) certain unscheduled payments in respect of the mortgage loans received by the servicers during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, excluding Prepayment Premiums; (iii) Compensating Interest payments from the servicers to the securities administrator, in respect of net prepayment interest shortfalls for that distribution date; (iv) the proceeds from repurchases of mortgage loans, and any Substitution Adjustment Amounts received in connection with substitutions for mortgage loans, with respect to that distribution date; and
(v) all proceeds received with respect to any optional clean-up call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the Offered Certificates.

      "Basic Principal Distribution Amount" means, with respect to any distribution date, the excess of (i) the Principal Remittance Amount for that distribution date over (ii) the Excess Subordinated Amount, if any, for that distribution date.

      "Basis Risk CarryForward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Basis Risk Contract" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this prospectus supplement.

      "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Class A Certificate Group" means either the Group I Class A Certificates or the Group II Class A Certificates, as applicable.

      "Class A Principal Allocation Percentage" for any distribution date is the percentage equivalent of a fraction, determined as follows:

            (1) with respect to the Group I Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date; and

            (2) with respect to the Group II Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date.

      "Class A" means, collectively, the Class A-1, Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates.

      "Class A Principal Distribution Amount" with respect to any distribution date is the excess of (A) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that distribution date over (B) the lesser of
(x) approximately 59.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class B" means, collectively, the Class B-1, Class B-2 and Class B-3 certificates.

      "Class B-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), and (H) the Class Certificate Balance of the Class B-1 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 88.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class B-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), and (I) the Class Certificate Balance of the Class B-2 certificates immediately prior to that distribution date over (ii) the lesser of
(A) approximately 90.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class B-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate

Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), (I) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that distribution date), and (J) the Class Certificate Balance of the Class B-3 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 93.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class Certificate Balance" means, with respect to any class of Offered Certificates as of any distribution date, the aggregate principal amount of that class upon initial issuance on the closing date reduced by the sum of (i) all amounts previously distributed to holders of certificates of that class as distributions of principal and (ii) in the case of any class of Class M or Class B certificates, the amount of any Applied Realized Loss Amounts previously allocated to that class of Class M or Class B certificates; provided, however, that immediately following the distribution date on which a Subsequent Recovery is distributed, the Class Certificate Balance of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of any Subsequent Recoveries distributed on that distribution date (up to the amount of the Unpaid Realized Loss Amount for such class or classes for that distribution date).

      "Class M" means, collectively, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates.

      "Class M-1 Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates (other than the Class M-1 certificates) and (ii) the Subordinated Amount, in each case after taking into account the distributions of the related Principal Distribution Amount and any principal payments on those classes of certificates from the Swap Account on that distribution date, by (y) the aggregate Stated Principal Balance of the mortgage loans for that distribution date.

      "Class M-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date) and (B) the Class Certificate Balance of the Class M-1 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 65.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class M-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date) and (C) the Class Certificate Balance of the Class M-2 certificates immediately prior to that distribution date over (ii) the lesser of
(A) approximately 72.20% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class M-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date) and (D) the Class Certificate Balance of the Class M-3 certificates immediately prior to that distribution date over (ii) the lesser of

(A) approximately 76.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class M-4 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date) and (E) the Class Certificate Balance of the Class M-4 certificates immediately prior to that distribution date over (ii) the lesser of
(A) approximately 79.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class M-5 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date) and (F) the Class Certificate Balance of the Class M-5 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 82.50% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Class M-6 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date) and (G) the Class Certificate Balance of the Class M-6 certificates immediately prior to that distribution date over (ii) the lesser of
(A) approximately 85.40% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $11,334,248.

      "Code" has the meaning set forth in "Federal Income Tax Considerations" in this prospectus supplement.

      "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

      "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

      "Cumulative Loss Trigger Event" with respect to any distribution date means the circumstances in which the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable cumulative loss percentages described below with respect to such distribution date:

Distribution Date Occurring In               Cumulative Loss Percentage
-------------------------------   ----------------------------------------------
May 2008 through April 2009       1.400% for the first month, plus an additional
                                  1/12th of 1.700% for each month thereafter
                                  (e.g., 2.250% in November 2008)
May 2009 through April 2010       3.100% for the first month, plus an additional
                                  1/12th of 1.700% for each month thereafter
                                  (e.g., 3.950% in November 2009)
May 2010 through April 2011       4.800% for the first month, plus an additional
                                  1/12th of 1.400% for each month thereafter
                                  (e.g., 5.500% in November 2010)
May 2011 through April 2012       6.200% for the first month, plus an additional
                                  1/12th of 0.700% for each month thereafter
                                  (e.g., 6.550% in November 2011)
May 2012 and thereafter           6.900%

      "DBNTC" has the meaning set forth in "The Trustee" in this prospectus supplement.

      "Decision One Mortgage" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines--Decision One Mortgage Company, LLC" in this prospectus supplement.

      "Decision One Underwriting Guidelines" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines--Decision One Mortgage Company, LLCs" in this prospectus supplement.

      "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Delinquency Trigger Event" means (1) with respect to any distribution date until the aggregate Class Certificate Balance of the Class A certificates has been reduced to zero, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds (z) 38.15% of the prior period's Senior Enhancement Percentage and (2) with respect to any distribution date on or after the distribution date on which the aggregate Class Certificate Balance of the Class A certificates has been reduced to zero, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds (z) 46.90% of the prior period's Class M-1 Enhancement Percentage.

      "Delinquent," with respect to any mortgage loan, means any monthly payment due on a due date that is not made by the close of business on the next scheduled due date for that mortgage loan.

      "Determination Date" means, with respect to each distribution date, the 18th day (or if that day is not a business day, the immediately preceding business day) in the calendar month in which that distribution date occurs.

      "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Due Period" means, with respect to any distribution date, the period commencing on the second day of the calendar month preceding the month in which that distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

      "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Excess Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate, the securities administrator fee rate and the custodial fee rate. The Expense Fee Rate is not expected to exceed 0.52%. See "Description of the Certificates--Administration Fees" and "The Pooling and Servicing Agreement--Servicing, Securities Administrator, Trustee and Custodial Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "Extra Principal Distribution Amount" means, as of any distribution date, the lesser of (x) the related Total Monthly Excess Spread for that distribution date and (y) the related Subordination Deficiency for that distribution date.

      "Final Scheduled Distribution Date" has the meaning set forth in "Prepayment and Yield Considerations--Final Scheduled Distribution Date" in this prospectus supplement.

      "Fitch" means Fitch, Inc.

      "Gross Margin" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

      "Group I Class A Certificates" means the Class A-1 certificates.

      "Group I Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Group II Class A Certificates" means the Class A-2a, Class A-2b, Class A-2c and Class A-2d certificates, collectively.

      "Group II Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "HomEq" has the meaning set forth in "The Servicers--General" in this prospectus supplement.

      "Initial Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

      "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

      "Interest Accrual Period" means, for any distribution date, the period commencing on the immediately preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date.

      "Interest Remittance Amount" means, with respect to any distribution date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest relating to the mortgage loans in that loan group.

      "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "IRS" means the Internal Revenue Service.

      "JPMorgan" has the meaning set forth in "The Servicers--General" in this prospectus supplement.

      "LIBOR Determination Date" means, with respect to any Interest Accrual Period for the Offered Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

      "Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      "Maximum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

      "Minimum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

      "Moody's" means Moody's Investors Service, Inc.

      "MSCS" means Morgan Stanley Capital Services Inc.

      "MSMC" means Morgan Stanley Mortgage Capital Inc.

      "Net Interest Margin Securities" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

      "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Offered Certificates" has the meaning set forth in "Description of the Certificates" in this prospectus supplement.

      "OID" has the meaning set forth in "Federal Income Tax Considerations" in this prospectus supplement.

      "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The securities administrator will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the securities administrator, after consultation with the depositor, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

      "P&I Advances" means advances made by the related servicer (including the trustee as successor servicer or any other successor servicer) on each Servicer Remittance Date with respect to delinquent payments of interest and/or principal on the mortgage loans, less the servicing fee.

      "Pass-Through Rate" has the meaning set forth in "Description of Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Periodic Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

      "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Prepayment Interest Excesses" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Prepayment Period" means, with respect to any distribution date and any servicer: (i) the period commencing on the 16th day of the month preceding the month in which such distribution date occurs (or in the case of the first distribution date, commencing on the cut-off date) and ending on the 15th day of the month in which that distribution date occurs, or (ii) the calendar month prior to that distribution date, with respect to any voluntary partial principal prepayments or any involuntary principal prepayments.

      "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

      "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Principal Remittance Amount" means, with respect to any distribution date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the applicable servicer on or prior to the related Determination Date or advanced by the applicable servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments received during the related Prepayment Period; (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period; (iv) the portion allocable to principal of proceeds of repurchases of mortgage loans with respect to that distribution date; (v) all Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that distribution date; and (vi) the allocable portion of the proceeds received with respect to any optional clean-up call (to the extent they relate to principal).

      "PTCE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicers, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

      "Realized Loss" is the excess of the scheduled principal balance of a defaulted mortgage loan over the net liquidation proceeds with respect thereto that are allocated to principal.

      "Record Date" means, with respect to the Offered Certificates, the business day immediately preceding the related distribution date, unless the Offered Certificates are issued in definitive form, in which case the Record Date will be the last business day of the calendar month immediately preceding the related distribution date.

      "Reference Banks" means leading banks selected by the securities administrator, after consultation with the depositor, and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      "Regular Interest" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this prospectus supplement.

      "Relief Act" means the Servicemembers Civil Relief Act and any similar state statutes.

      "Replacement Swap Provider Payment" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's, (y) (i) a short-term rating of at least "A-1" by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P or (z) (i) short-term rating of at least "F1" by Fitch or (ii) if such counterparty or entity does not have a short-term rating by Fitch, a Long-Term Rating of at least "A+" by Fitch.

      "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "Senior Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Senior Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount, in each case after taking into account the distributions of the related Principal Distribution Amount and any principal payments on those classes of certificates from the Swap Account on that distribution date, by (y) the aggregate Stated Principal Balance of the mortgage loans for that distribution date.

      "Senior Specified Enhancement Percentage" on any date of determination is approximately 41.00%.

      "Servicer Remittance Date" will be the second business day immediately preceding each distribution date.

      "Specified Subordinated Amount" means, prior to the Stepdown Date, an amount equal to 3.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. On and after the Stepdown Date, an amount equal to 7.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date, subject, until the Class Certificate Balance of each class of Offered Certificates has been reduced to zero, to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; provided, however, that if, on any distribution date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then aggregate Stated Principal Balance of the mortgage loans, but instead will remain the same as the prior period's Specified Subordinated Amount until the distribution date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of Offered Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

      "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the securities administrator with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any distribution date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the applicable servicer on or prior to the related Determination Date or advanced by the applicable servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

      "Stepdown Date" means the later to occur of (i) the earlier to occur of
(a) the distribution date in May 2009 and (b) the distribution date following the distribution date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that distribution date but prior to any allocation of the Principal Distribution Amount and principal payments from the Swap Account to the certificates on that distribution date) is greater than or equal to the Senior Specified Enhancement Percentage.

      "Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 or Class B-3 certificates.

      "Subordination Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subordination Reduction Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Substitute Mortgage Loan" means a mortgage loan substituted by the applicable responsible party for a mortgage loan that is in breach of the applicable responsible party's representations and warranties regarding the mortgage loans or with respect to which a document defect exists, which must, on the date of such substitution (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of, and not more than 10% less than, the outstanding principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a loan-to-value ratio no higher than that of the mortgage loan in breach; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; and (v) comply with each representation and warranty made by the applicable responsible party.

      "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Swap Account" has the meaning set forth in "Description of the Certificates--Swap Account" in this prospectus supplement.

      "Swap Payment Allocation" has the meaning set forth in "Description of the Certificates--Swap Account" in this prospectus supplement.

      "Swap Payment Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Swap Provider" has the meaning set forth in "Interest Rate Swap Counterparty" in this prospectus supplement.

      "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "Total Monthly Excess Spread" as to any distribution date equals the excess, if any, of (x) the interest on the mortgage loans received by the servicers on or prior to the related Determination Date (exclusive of Prepayment Interest Excesses) or advanced by the servicers for the related Servicer Remittance Date, net of the aggregate servicing fee and the expenses used to determine the Expense Fee Rate, over (y) the sum of (a) the amounts paid to the classes of certificates pursuant to clause (i) under the eighth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and (b) any Net Swap Payments to the Swap Provider.

      "Trigger Event" means either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.

      "Trust REMIC" has the meaning set forth in "Federal Income Tax Considerations--General" in this prospectus supplement.

      "Unpaid Interest Amount" for any class of certificates and any distribution date will equal the sum of (a) the portion of Accrued Certificate Interest from distribution dates prior to the current distribution date remaining unpaid immediately prior to the current distribution date, and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

      "Unpaid Realized Loss Amount" means, with respect to any class of Class M or Class B certificates and as to any distribution date, the excess of (i) Applied Realized Loss Amounts with respect to that class over (ii) the sum of
(a) all distributions in reduction of Applied Realized Loss Amounts on all previous distribution dates, and (b) the amount by which the Class Certificate Balance of such class has been increased due to the distribution of any Subsequent Recoveries on all previous distribution dates. Any amounts distributed to a class of Subordinated Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of that class.

      "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Wells Fargo" has the meaning set forth in "The Servicers--Wells Fargo Bank, National Association" in this prospectus supplement.

      "WMC" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines--WMC Mortgage Corp." in this prospectus supplement.

      "WMC Underwriting Guidelines" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines--WMC Mortgage Corp." in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      (1) from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      (2) from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the Offered Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      (3) from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      (4) from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

            (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name, permanent residence address and
            qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                  (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                  (iv) providing any other information, certifications, or
            statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury
            Regulations; or

            (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                  (ii) certifying that the nonqualified intermediary is not
            acting for its own account,

                  (iii) certifying that the nonqualified intermediary has
            provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                  (iv) providing any other information, certifications or
            statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      (5) from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

                  (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

                  (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

                  (iii) can be treated as an "exempt recipient" within the
            meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

                           INTEREST RATE SWAP SCHEDULE


Distribution        Notional
Dates              Amount ($)     Multiplier
--------------   --------------   ----------
5/25/2006        217,617,565.38           10
6/25/2006        202,536,225.81           10
7/25/2006        194,357,570.87           10
8/25/2006        186,491,456.21           10
9/25/2006        178,920,967.24           10
10/25/2006       171,620,336.44           10
11/25/2006       164,577,182.44           10
12/25/2006       157,780,005.64           10
1/25/2007        151,218,152.15           10
2/25/2007        144,881,790.32           10
3/25/2007        138,761,851.91           10
4/25/2007        132,850,388.40           10
5/25/2007        127,143,639.46           10
6/25/2007        121,656,131.66           10
7/25/2007        116,406,735.67           10
8/25/2007        111,385,071.11           10
9/25/2007        106,581,212.02           10
10/25/2007       101,985,666.75           10
11/25/2007        96,827,567.06           10
12/25/2007        88,521,901.33           10
1/25/2008         53,431,682.96           10
2/25/2008         17,692,743.49           10
3/25/2008         17,057,442.61           10
4/25/2008         16,444,954.23           10
5/25/2008         15,854,457.49           10
6/25/2008         15,285,159.11           10
7/25/2008         14,736,290.09           10
8/25/2008         14,207,056.87           10
9/25/2008         13,696,776.93           10
10/25/2008        13,204,818.39           10
11/25/2008        12,661,698.13           10
12/25/2008        12,138,061.10           10
1/25/2009         10,280,887.48           10
2/25/2009          9,700,913.22           10
3/25/2009          9,367,908.98           10
4/25/2009          9,046,165.70           10
5/25/2009          8,735,309.32           10
6/25/2009          8,434,977.72           10
7/25/2009          8,144,820.79           10
8/25/2009          7,864,496.69           10
9/25/2009          7,593,681.05           10
10/25/2009         7,332,056.88           10
11/25/2009         7,079,317.47           10
12/25/2009         6,835,166.04           10
1/25/2010          6,599,315.60           10
2/25/2010          6,371,487.85           10
3/25/2010          6,151,415.01           10
4/25/2010          5,938,837.36           10
5/25/2010          5,733,503.70           10
6/25/2010          5,535,171.08           10
7/25/2010          5,343,604.54           10
8/25/2010          5,158,576.84           10
9/25/2010          4,979,868.23           10
10/25/2010         4,807,266.23           10
11/25/2010                   --           --
and thereafter

                                    ANNEX III

                              MORTGAGE LOAN TABLES


                            Aggregate Mortgage Loans

                                  Product Types

                                                                                        % of
                                                                                      Mortgage
                                                                                       Pool by
                                                                       Aggregate      Aggregate    Weighted    Weighted    Weighted
                                                           Number       Cut-off        Cut-off     Average      Average    Average
                                                             of           Date          Date        Gross      Remaining   Combined
                                                          Mortgage     Principal      Principal    Interest      Term      Original
Product Types                                              Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
-------------------------------------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed - 10 Year                                                  1          $29,489        0.00%      6.400%         114      90.00%
Fixed - 15 Year                                                 83        8,669,718        0.38       8.140          176      76.53
Fixed - 20 Year                                                 32        2,664,387        0.12       8.147          236      79.32
Fixed - 25 Year                                                  7          618,543        0.03       7.668          295      78.23
Fixed - 30 Year                                                714      112,135,474        4.95       7.766          356      78.55
Balloon - 15/30                                              2,504      176,821,602        7.80      10.391          176      98.04
Balloon - 30/40                                                 79       18,579,749        0.82       7.578          356      77.72
ARM - 2 Year/6 Month Balloon 30/40                           2,366      695,152,449       30.67       7.535          356      80.31
ARM - 3 Year/6 Month Balloon 30/40                              93       26,938,314        1.19       7.283          356      79.42
ARM - 5 Year/6 Month Balloon 30/40                              39       10,552,787        0.47       7.447          356      80.55
ARM - 10 Year/6 Month Balloon 30/40                             24        7,051,609        0.31       7.278          357      78.92
ARM - 6 Month                                                    2          419,618        0.02       8.138          356      91.63
ARM - 2 Year/6 Month                                         5,254      905,594,006       39.95       7.634          356      80.25
ARM - 3 Year/6 Month                                           245       41,107,866        1.81       7.527          356      80.57
ARM - 5 Year/6 Month                                            17        3,759,203        0.17       7.637          356      72.92
ARM - 10 Year/6 Month                                          106       25,250,209        1.11       7.247          356      78.08
Interest Only ARM - 2 Year/6 Month - 60 Month IO term          535      166,687,438        7.35       7.062          356      81.94
Interest Only ARM - 3 Year/6 Month - 60 Month IO term           27        7,532,520        0.33       7.044          357      82.90
Interest Only ARM - 5 Year/6 Month - 60 Month IO term           29        8,350,073        0.37       6.849          356      80.64
Interest Only ARM - 10 Year/6 Month - 60 Month IO term          11        3,464,529        0.15       7.127          356      73.12
Interest Only ARM - 2 Year/6 Month - 120 Month IO term          36       12,183,987        0.54       7.255          357      81.47
Interest Only ARM - 3 Year/6 Month - 120 Month IO term           6        2,244,248        0.10       6.489          356      81.72
Interest Only ARM - 5 Year/6 Month - 120 Month IO term           3          650,600        0.03       7.125          355      81.75
Interest Only ARM - 10 Year/6 Month - 120 Month IO term         97       30,391,221        1.34       6.796          357      80.87
Total/Weighted Average/
% of Mortgage Loan Pool:                                    12,310   $2,266,849,639      100.00%      7.753%         341      81.63%


                                     III-1

                            Aggregate Mortgage Loans

                          Range of Gross Interest Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Gross             Mortgage     Principal      Principal    Interest      Term      Original
Interest Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
4.000 - 4.999                     1         $406,713        0.02%      4.625%         354      78.56%
5.000 - 5.999                   190       47,098,182        2.08       5.823          351      78.71
6.000 - 6.999                 2,531      613,629,604       27.07       6.691          354      79.43
7.000 - 7.999                 4,321      934,866,489       41.24       7.547          355      80.23
8.000 - 8.999                 2,376      425,120,625       18.75       8.476          348      82.07
9.000 - 9.999                 1,089      121,047,070        5.34       9.530          304      86.40
10.000 - 10.999                 990       71,247,700        3.14      10.639          195      97.34
11.000 - 11.999                 635       43,538,427        1.92      11.453          179      99.08
12.000 - 12.999                 175        9,841,638        0.43      12.508          178      98.66
13.000 - 13.999                   2           53,191        0.00      13.208          192      71.99
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Minimum: 4.625%
Maximum: 13.250%
Weighted Average: 7.753%


                                     III-2

                            Aggregate Mortgage Loans

                    Range of Cut-off Date Principal Balances

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Cut-off Date      Mortgage     Principal      Principal    Interest      Term      Original
Principal Balances ($)      Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
1 - 25,000                      164       $3,269,152        0.14%     10.515%         178      97.66%
25,001 - 50,000                 814       31,370,502        1.38      10.416          198      95.60
50,001 - 75,000               1,440       91,146,405        4.02       9.416          268      88.74
75,001 - 100,000              1,507      131,796,498        5.81       8.720          296      85.78
100,001 - 125,000             1,360      152,686,564        6.74       8.181          322      82.86
125,001 - 150,000             1,118      153,357,060        6.77       7.910          336      81.48
150,001 - 175,000               864      139,943,641        6.17       7.722          346      80.42
175,001 - 200,000               777      145,778,998        6.43       7.635          351      79.37
200,001 - 225,000               674      143,472,595        6.33       7.561          353      79.87
225,001 - 250,000               564      134,398,098        5.93       7.486          353      79.45
250,001 - 275,000               454      119,037,766        5.25       7.479          356      80.00
275,001 - 300,000               514      147,985,277        6.53       7.463          355      79.91
300,001 - 325,000               351      109,694,545        4.84       7.390          355      80.59
325,001 - 350,000               300      101,273,716        4.47       7.376          356      80.18
350,001 - 375,000               235       84,889,374        3.74       7.392          356      81.38
375,001 - 400,000               232       89,883,305        3.97       7.398          356      80.81
400,001 - 425,000               169       69,976,095        3.09       7.355          354      80.72
425,001 - 450,000               154       67,545,403        2.98       7.376          356      81.31
450,001 - 475,000               108       49,828,024        2.20       7.379          355      82.87
475,001 - 500,000               108       52,652,963        2.32       7.411          356      81.78
500,001 - 750,000               362      213,297,210        9.41       7.479          356      81.91
750,001 - 1,000,000              41       33,566,449        1.48       7.408          356      80.54
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Minimum:  $9,888
Maximum:  $977,500
Average:  $184,147


                                     III-3

                            Aggregate Mortgage Loans

                              Stated Original Term

                                                              % of
                                                            Mortgage
                                                             Pool by
                                             Aggregate      Aggregate    Weighted    Weighted    Weighted
                                 Number       Cut-off        Cut-off     Average      Average    Average
                                   of           Date          Date        Gross      Remaining   Combined
                                Mortgage     Principal      Principal    Interest      Term      Original
Stated Original Term (months)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
-----------------------------   --------   --------------   ---------    --------    ---------   --------
120                                    1          $29,489        0.00%      6.400%         114      90.00%
180                                2,587      185,491,320        8.18      10.285          176      97.04
240                                   32        2,664,387        0.12       8.147          236      79.32
300                                    7          618,543        0.03       7.668          295      78.23
360                                9,683    2,078,045,900       91.67       7.526          356      80.26
Total/Weighted Average/
% of Mortgage Loan Pool:          12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Minimum: 120 months
Maximum: 360 months
Weighted Average: 345 months


                            Aggregate Mortgage Loans

                         Range of Stated Remaining Terms

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Stated            Mortgage     Principal      Principal    Interest      Term      Original
Remaining Terms (months)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
109 - 120                         1          $29,489        0.00%      6.400%         114      90.00%
169 - 180                     2,587      185,491,320        8.18      10.285          176      97.04
229 - 240                        32        2,664,387        0.12       8.147          236      79.32
289 - 300                         7          618,543        0.03       7.668          295      78.23
349 - 360                     9,683    2,078,045,900       91.67       7.526          356      80.26
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Minimum: 114 months
Maximum: 358 months
Weighted Average: 341 months


                                     III-4

                            Aggregate Mortgage Loans

                      Range of Combined Original LTV Ratios

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Combined          Mortgage     Principal      Principal    Interest      Term      Original
Original LTV Ratios (%)     Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
15.01 - 20.00                     6         $290,866        0.01%     10.015%         295      17.86%
20.01 - 25.00                     9          831,877        0.04       7.421          304      22.10
25.01 - 30.00                     8          638,231        0.03       8.065          332      27.47
30.01 - 35.00                    15        2,179,554        0.10       7.855          354      32.66
35.01 - 40.00                    40        4,637,866        0.20       7.621          333      37.17
40.01 - 45.00                    55        8,364,867        0.37       7.560          347      42.94
45.01 - 50.00                    77       14,329,633        0.63       7.685          354      48.09
50.01 - 55.00                    91       17,269,402        0.76       7.618          356      52.62
55.01 - 60.00                   139       26,876,502        1.19       7.519          354      58.22
60.01 - 65.00                   171       34,235,909        1.51       7.474          351      63.32
65.01 - 70.00                   366       79,458,515        3.51       7.623          354      68.50
70.01 - 75.00                   459      103,232,842        4.55       7.701          355      73.90
75.01 - 80.00                 5,888    1,242,610,431       54.82       7.375          355      79.87
80.01 - 85.00                   866      189,620,247        8.36       7.724          352      84.42
85.01 - 90.00                 1,317      278,806,870       12.30       7.831          351      89.59
90.01 - 95.00                   559      107,227,612        4.73       8.276          340      94.71
95.01 - 100.00                2,244      156,238,414        6.89      10.523          181      99.95
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Minimum: 15.96%
Maximum: 100.00%
Weighted Average: 81.63%


                                     III-5

                            Aggregate Mortgage Loans

                             Range of Gross Margins

                                                           % of
                                                         Mortgage
                                                          Pool by
                                          Aggregate      Aggregate    Weighted    Weighted    Weighted
                              Number       Cut-off        Cut-off     Average      Average    Average
                                of           Date          Date        Gross      Remaining   Combined
                             Mortgage     Principal      Principal    Interest      Term      Original
Range of Gross Margins (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
--------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                3,420     $319,518,963       14.10%      9.221%         251      89.24%
3.500 or less                      95       18,991,594        0.84       7.724          357      83.28
3.501 - 4.000                      38        7,137,437        0.31       7.154          355      78.23
4.001 - 4.500                      12        2,288,411        0.10       5.674          355      80.10
4.501 - 5.000                     106       21,355,797        0.94       6.016          355      78.15
5.001 - 5.500                     730      164,417,631        7.25       6.839          356      78.74
5.501 - 6.000                   1,418      317,151,907       13.99       6.956          356      79.01
6.001 - 6.500                   2,253      533,179,561       23.52       7.322          356      79.73
6.501 - 7.000                   1,848      396,887,326       17.51       7.623          356      80.83
7.001 - 7.500                   1,143      242,076,199       10.68       7.986          356      82.06
7.501 - 8.000                     979      210,666,532        9.29       8.469          356      82.43
8.001 - 8.500                     160       19,845,680        0.88       9.181          356      82.20
8.501 - 9.000                      94       12,166,173        0.54       9.704          356      81.29
9.001 - 9.500                      11          867,485        0.04      10.252          357      83.00
9.501 - 10.000                      3          298,944        0.01      10.859          357      78.21
Total/Weighted Average/
% of Mortgage Loan Pool:       12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 1.800%
Maximum: 9.990%
Non-Zero Weighted Average: 6.512%


                                     III-6

                            Aggregate Mortgage Loans

                         Range of Minimum Mortgage Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Minimum           Mortgage     Principal      Principal    Interest      Term      Original
Mortgage Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              3,420     $319,518,963       14.10%      9.221%         251      89.24%
5.000 or less                     2          988,213        0.04       5.096          355      83.79
5.001 - 5.500                    17        3,622,403        0.16       5.654          355      78.20
5.501 - 6.000                   165       41,161,469        1.82       5.889          355      78.81
6.001 - 6.500                   634      161,201,966        7.11       6.362          356      79.86
6.501 - 7.000                 1,797      434,269,113       19.16       6.832          356      79.54
7.001 - 7.500                 1,811      407,469,487       17.98       7.310          356      80.13
7.501 - 8.000                 2,071      446,757,132       19.71       7.783          356      80.58
8.001 - 8.500                 1,075      219,066,972        9.66       8.280          356      81.09
8.501 - 9.000                   806      152,569,806        6.73       8.762          356      82.36
9.001 - 9.500                   284       47,476,263        2.09       9.271          356      81.59
9.501 - 10.000                  175       26,251,418        1.16       9.690          356      81.48
10.001 -10.500                   38        4,922,253        0.22      10.210          357      80.84
10.501 - 11.000                  13        1,479,269        0.07      10.676          357      78.46
11.001 - 11.500                   2           94,914        0.00      11.362          356      57.30
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 4.625%
Maximum: 11.375%
Non-Zero Weighted Average: 7.509%


                                     III-7

                            Aggregate Mortgage Loans

                         Range of Maximum Mortgage Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Maximum           Mortgage     Principal      Principal    Interest      Term      Original
Mortgage Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              3,420     $319,518,963       14.10%      9.221%         251      89.24%
12.500 or less                  459       94,574,360        4.17       6.073          355      79.60
12.501 - 13.000                 998      214,546,674        9.46       6.580          356      79.49
13.001 - 13.500               1,831      430,128,652       18.97       6.943          356      79.63
13.501 - 14.000               1,952      425,322,013       18.76       7.442          356      80.28
14.001 - 14.500               1,712      392,513,819       17.32       7.861          356      80.78
14.501 - 15.000                 975      208,434,688        9.19       8.402          356      81.20
15.001 - 15.500                 589      118,281,356        5.22       8.837          357      82.37
15.501 - 16.000                 243       43,434,837        1.92       9.404          356      81.60
16.001 - 16.500                  89       14,632,565        0.65       9.819          357      82.09
16.501 - 17.000                  32        4,543,304        0.20      10.312          357      79.90
17.001 - 17.500                   7          773,517        0.03      10.593          356      76.71
17.501 - 18.000                   2           94,960        0.00      10.928          355      89.22
18.001 - 18.500                   1           49,933        0.00      11.350          356      18.83
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 11.125%
Maximum: 18.350%
Non-Zero Weighted Average: 13.874%


                                     III-8

                            Aggregate Mortgage Loans

                              Initial Periodic Cap

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Initial Periodic Cap (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              3,420     $319,518,963       14.10%      9.221%         251      89.24%
1.000                            39        6,896,817        0.30       7.717          356      83.67
1.500                            69       14,797,319        0.65       7.104          355      81.39
2.000                            19        4,032,682        0.18       7.803          355      80.22
2.500                             1          232,706        0.01       8.850          354      90.00
3.000                         8,492    1,846,118,450       81.44       7.534          356      80.41
3.100                             4        1,393,708        0.06       6.964          356      80.00
5.000                           266       73,858,994        3.26       7.016          356      79.29
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 1.000%
Maximum: 5.000%
Non-Zero Weighted Average: 3.055%


                                     III-9

                            Aggregate Mortgage Loans

                             Subsequent Periodic Cap

                                                            % of
                                                          Mortgage
                                                           Pool by
                                           Aggregate      Aggregate    Weighted    Weighted    Weighted
                               Number       Cut-off        Cut-off     Average      Average    Average
                                 of           Date          Date        Gross      Remaining   Combined
                              Mortgage     Principal      Principal    Interest      Term      Original
Subsequent Periodic Cap (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
---------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                 3,420     $319,518,963       14.10%      9.221%         251      89.24%
1.000                            8,865    1,942,685,775       85.70       7.511          356      80.39
1.500                               15        3,210,492        0.14       7.912          355      79.86
2.000                               10        1,434,409        0.06       8.157          356      74.63
Total/Weighted Average/
% of Mortgage Loan Pool:        12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.002%


                                     III-10

                            Aggregate Mortgage Loans

                         Months to Next Rate Adjustment

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Months to Next             Mortgage     Principal      Principal    Interest      Term      Original
Rate Adjustment (months)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              3,420     $319,518,963       14.10%      9.221%         251      89.24%
2                                 1          282,840        0.01       8.750          356      90.00
3                                 1          136,777        0.01       6.871          357      95.00
15                                1          218,720        0.01       8.325          351      70.51
16                               15        3,681,493        0.16       6.845          352      80.16
17                               60       11,410,978        0.50       7.234          353      83.32
18                              239       42,664,552        1.88       7.282          354      82.11
19                            1,600      276,362,317       12.19       7.279          355      80.25
20                            2,603      575,608,513       25.39       7.478          356      80.49
21                            3,669      869,013,243       38.34       7.682          357      80.34
22                                4          658,064        0.03       8.546          358      82.87
29                                7        1,649,850        0.07       7.107          353      83.67
30                               18        3,323,012        0.15       6.759          354      81.14
31                               77       12,971,553        0.57       7.164          355      80.88
32                              118       25,681,098        1.13       7.174          356      79.52
33                              151       34,197,434        1.51       7.658          357      80.71
51                                1          339,920        0.01       5.990          351      80.00
53                                1          296,863        0.01       5.750          353      80.00
54                                9        2,094,601        0.09       6.560          354      85.10
55                                2          299,809        0.01       6.750          355      58.82
56                               25        6,584,506        0.29       7.425          356      78.62
57                               50       13,696,963        0.60       7.354          357      79.30
114                               2        1,041,019        0.05       7.249          354      67.58
115                              12        3,084,118        0.14       6.521          355      80.07
116                              75       21,799,503        0.96       6.959          356      79.97
117                             149       40,232,927        1.77       7.113          357      79.00
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 2 months
Maximum: 117 months
Non-Zero Weighted Average: 24 months


                                     III-11

                            Aggregate Mortgage Loans

                 Geographic Distribution of Mortgaged Properties

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Geographic Distribution    Mortgage     Principal      Principal    Interest      Term      Original
of Mortgaged Properties     Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
California                    2,809     $739,426,551       32.62%      7.680%         337      81.39%
Florida                       1,036      170,260,810        7.51       7.797          343      80.62
New York                        548      134,187,579        5.92       7.711          340      81.78
Maryland                        594      122,640,784        5.41       7.850          343      82.25
New Jersey                      480      106,849,892        4.71       7.731          344      81.07
Illinois                        589       93,833,549        4.14       7.760          346      82.71
Massachusetts                   408       89,219,734        3.94       7.517          343      81.51
Virginia                        403       77,212,865        3.41       8.098          340      81.59
Washington                      455       74,539,903        3.29       7.662          339      83.17
Texas                           606       67,287,119        2.97       7.968          342      82.04
Arizona                         403       66,158,923        2.92       7.902          345      80.41
Pennsylvania                    349       45,556,322        2.01       7.810          351      81.17
Michigan                        317       36,403,040        1.61       7.719          353      81.48
Ohio                            325       35,766,495        1.58       7.550          344      82.45
Connecticut                     194       35,487,547        1.57       7.813          340      81.04
Other                         2,794      372,018,525       16.41       7.813          345      82.15
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Number of States/District of Columbia Represented: 49


                                     III-12

                            Aggregate Mortgage Loans

                                    Occupancy

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Occupancy                   Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Primary                      11,867   $2,189,750,544       96.60%      7.745%         341      81.53%
Second Home                     267       44,969,716        1.98       7.955          334      85.16
Investment                      176       32,129,379        1.42       8.031          351      83.78
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%


                            Aggregate Mortgage Loans

                                  Property Type

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Property Type               Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Single Family Residence       9,357   $1,683,402,942       74.26%      7.742%         342      81.39%
Planned Unit Development      1,233      243,696,469       10.75       7.898          338      82.48
Condominium                   1,061      178,384,870        7.87       7.709          338      82.54
2-4 Family                      659      161,365,359        7.12       7.700          342      81.93
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%


                                     III-13

                            Aggregate Mortgage Loans

                                  Loan Purpose

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Loan Purpose                Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Purchase                      6,652   $1,104,689,268       48.73%      7.868%         334      83.31%
Refinance - Cashout           4,899    1,036,809,564       45.74       7.678          349      79.96
Refinance - Rate Term           759      125,350,807        5.53       7.352          347      80.66
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%


                            Aggregate Mortgage Loans

                               Documentation Level

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Documentation Level         Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Full Documentation            6,794   $1,158,056,476       51.09%      7.503%         345      82.08%
Stated Documentation          5,105    1,026,553,119       45.29       8.040          337      81.08
Limited Documentation           411       82,240,044        3.63       7.698          341      82.21
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%


                                     III-14

                            Aggregate Mortgage Loans

                             Range of Credit Scores

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Range of Credit Scores      Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
500 - 524                       308      $64,501,240        2.85%      8.563%         355      75.04%
525 - 549                       513       93,484,870        4.12       8.388          354      75.21
550 - 574                       826      161,276,077        7.11       8.088          355      79.21
575 - 599                     1,782      298,131,810       13.15       7.634          355      79.66
600 - 624                     2,659      478,338,928       21.10       7.744          341      82.06
625 - 649                     2,416      429,076,244       18.93       7.618          340      82.66
650 - 674                     1,677      323,315,782       14.26       7.676          335      83.15
675 - 699                       893      174,839,545        7.71       7.751          331      83.84
700 - 724                       627      119,304,051        5.26       7.546          328      83.61
725 - 749                       351       71,585,873        3.16       7.564          327      83.82
750 - 774                       159       33,675,456        1.49       7.521          331      83.28
775 - 799                        83       17,009,065        0.75       7.877          324      83.53
800 +                            16        2,310,700        0.10       8.241          328      82.66
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 630


                                     III-15

                            Aggregate Mortgage Loans

                        Original Prepayment Penalty Term

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Original Prepayment        Mortgage     Principal      Principal    Interest      Term      Original
Penalty Term (months)       Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
0                             3,887     $706,519,591       31.17%      8.010%         337      82.55%
12                              336       73,530,287        3.24       7.880          345      81.79
18                                3          716,775        0.03       6.755          357      81.87
24                            6,751    1,256,066,412       55.41       7.657          344      81.59
36                            1,332      229,959,018       10.14       7.449          342      79.01
60                                1           57,557        0.00       9.500          177     100.00
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%

Non-Zero Minimum: 12 months
Maximum: 60 months
Non-Zero Weighted Average: 25 months



                                  Lien Position

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Lien Position               Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
1st Lien                      9,853   $2,101,854,767       92.72%      7.528%         354      80.23%
2nd Lien                      2,457      164,994,872        7.28      10.617          177      99.47
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%


                                     III-16

                            Aggregate Mortgage Loans

                           Original Interest Only Term

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Original Interest          Mortgage     Principal      Principal    Interest      Term      Original
Only Term (months)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
0                            11,566   $2,035,345,024       89.79%      7.836%         340      81.63%
60                              602      186,034,560        8.21       7.053          356      81.76
120                             142       45,470,055        2.01       6.909          357      81.08
Total/Weighted Average/
% of Mortgage Loan Pool:     12,310   $2,266,849,639      100.00%      7.753%         341      81.63%


                                     III-17

                             Group I Mortgage Loans

                                  Product Types

                                                                                        % of
                                                                                      Mortgage
                                                                                       Pool by
                                                                       Aggregate      Aggregate    Weighted    Weighted    Weighted
                                                           Number       Cut-off        Cut-off     Average      Average    Average
                                                             of           Date          Date        Gross      Remaining   Combined
                                                          Mortgage     Principal      Principal    Interest      Term      Original
Product Types                                              Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
-------------------------------------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed - 10 Year                                                  1          $29,489        0.01%      6.400%         114      90.00%
Fixed - 15 Year                                                 27        2,857,480        0.52       7.485          176      63.51
Fixed - 20 Year                                                 13          855,527        0.16       8.486          235      65.87
Fixed - 25 Year                                                  3          247,607        0.05       8.306          295      60.86
Fixed - 30 Year                                                158       26,304,408        4.80       7.561          356      73.00
Balloon - 15/30                                                216       11,770,140        2.15      10.628          176      99.63
Balloon - 30/40                                                 53       10,002,972        1.83       7.540          356      71.40
ARM - 2 Year/6 Month Balloon 30/40                             976      223,375,430       40.76       7.557          356      78.91
ARM - 3 Year/6 Month Balloon 30/40                              57       13,420,410        2.45       7.135          356      75.92
ARM - 5 Year/6 Month Balloon 30/40                              21        4,700,583        0.86       7.571          356      76.82
ARM - 10 Year/6 Month Balloon 30/40                              9        2,063,562        0.38       7.337          357      75.73
ARM - 2 Year/6 Month                                           975      179,569,306       32.76       7.689          356      79.12
ARM - 3 Year/6 Month                                            56       10,443,582        1.91       7.442          356      78.94
ARM - 5 Year/6 Month                                            12        2,217,120        0.40       7.500          356      70.11
ARM - 10 Year/6 Month                                           70       15,369,599        2.80       7.178          357      76.94
Interest Only ARM - 2 Year/6 Month - 60 Month IO term          115       29,386,041        5.36       6.984          356      83.25
Interest Only ARM - 3 Year/6 Month - 60 Month IO term            6        1,919,000        0.35       7.038          357      87.06
Interest Only ARM - 5 Year/6 Month - 60 Month IO term            8        2,111,680        0.39       6.525          356      81.42
Interest Only ARM - 10 Year/6 Month - 60 Month IO term           5          943,498        0.17       7.036          357      63.43
Interest Only ARM - 2 Year/6 Month - 120 Month IO term           7        2,055,800        0.38       6.847          357      83.82
Interest Only ARM - 3 Year/6 Month - 120 Month IO term           1          221,000        0.04       6.775          356      85.00
Interest Only ARM - 10 Year/6 Month - 120 Month IO term         33        8,212,281        1.50       6.778          357      78.89
Total/Weighted Average/
% of Mortgage Loan Pool:                                     2,822     $548,076,515      100.00%      7.591%         351      78.96%


                                     III-18

                             Group I Mortgage Loans

                          Range of Gross Interest Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Gross             Mortgage     Principal      Principal    Interest      Term      Original
Interest Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
4.000 - 4.999                     1         $406,713        0.07%      4.625%         354      78.56%
5.000 - 5.999                    46       10,883,318        1.99       5.816          350      79.17
6.000 - 6.999                   678      157,391,348       28.72       6.746          355      77.87
7.000 - 7.999                 1,193      247,046,963       45.08       7.547          356      78.26
8.000 - 8.999                   555      100,206,116       18.28       8.469          354      80.04
9.000 - 9.999                   175       21,859,911        3.99       9.458          333      82.52
10.000 - 10.999                  98        5,769,792        1.05      10.581          220      92.49
11.000 - 11.999                  61        3,815,982        0.70      11.542          192      96.86
12.000 - 12.999                  15          696,372        0.13      12.401          195      96.45
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Minimum: 4.625%
Maximum: 12.875%
Weighted Average: 7.591%


                                     III-19

                             Group I Mortgage Loans

                    Range of Cut-off Date Principal Balances

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Cut-off Date      Mortgage     Principal      Principal    Interest      Term      Original
Principal Balances ($)      Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
1 - 25,000                       27         $540,253        0.10%     10.479%         178      95.30%
25,001 - 50,000                  97        3,725,249        0.68       9.762          232      88.79
50,001 - 75,000                 220       14,201,171        2.59       9.134          280      85.32
75,001 - 100,000                261       22,683,785        4.14       8.315          324      79.57
100,001 - 125,000               284       32,258,472        5.89       7.789          354      77.91
125,001 - 150,000               296       40,620,475        7.41       7.662          354      77.54
150,001 - 175,000               199       32,442,561        5.92       7.633          354      77.35
175,001 - 200,000               221       41,444,659        7.56       7.569          355      76.93
200,001 - 225,000               196       41,832,660        7.63       7.438          356      77.21
225,001 - 250,000               193       46,163,820        8.42       7.433          355      76.86
250,001 - 275,000               146       38,419,872        7.01       7.530          356      78.98
275,001 - 300,000               164       47,352,115        8.64       7.433          356      78.21
300,001 - 325,000               133       41,566,112        7.58       7.463          356      80.38
325,001 - 350,000               118       39,803,308        7.26       7.450          356      80.08
350,001 - 375,000                94       34,024,627        6.21       7.365          356      80.94
375,001 - 400,000               102       39,476,232        7.20       7.412          356      80.51
400,001 - 425,000                41       16,823,348        3.07       7.229          356      81.50
425,001 - 450,000                10        4,408,366        0.80       7.602          357      78.60
450,001 - 475,000                 4        1,834,361        0.33       7.672          357      80.63
475,001 - 500,000                 5        2,466,274        0.45       7.176          357      81.40
500,001 - 750,000                11        5,988,793        1.09       7.355          357      79.42
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Minimum: $12,577
Maximum: $749,135
Average: $194,216


                                     III-20

                             Group I Mortgage Loans

                              Stated Original Term

                                                              % of
                                                            Mortgage
                                                             Pool by
                                             Aggregate      Aggregate    Weighted    Weighted    Weighted
                                 Number       Cut-off        Cut-off     Average      Average    Average
                                   of           Date          Date        Gross      Remaining   Combined
                                Mortgage     Principal      Principal    Interest      Term      Original
Stated Original Term (months)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
-----------------------------   --------   --------------   ---------    --------    ---------   --------
120                                    1          $29,489        0.01%      6.400%         114      90.00%
180                                  243       14,627,620        2.67      10.014          176      92.57
240                                   13          855,527        0.16       8.486          235      65.87
300                                    3          247,607        0.05       8.306          295      60.86
360                                2,562      532,316,272       97.12       7.523          356      78.62
Total/Weighted Average/
% of Mortgage Loan Pool:           2,822     $548,076,515      100.00%      7.591%         351      78.96%

Minimum: 120 months
Maximum: 360 months
Weighted Average: 355 months



                         Range of Stated Remaining Terms

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Stated            Mortgage     Principal      Principal    Interest      Term      Original
Remaining Terms (months)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
109 - 120                         1          $29,489        0.01%      6.400%         114      90.00%
169 - 180                       243       14,627,620        2.67      10.014          176      92.57
229 - 240                        13          855,527        0.16       8.486          235      65.87
289 - 300                         3          247,607        0.05       8.306          295      60.86
349 - 360                     2,562      532,316,272       97.12       7.523          356      78.62
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Minimum: 114 months
Maximum: 358 months
Weighted Average: 351 months


                                     III-21

                             Group I Mortgage Loans

                      Range of Combined Original LTV Ratios

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Combined          Mortgage     Principal      Principal    Interest      Term      Original
Original LTV Ratios (%)     Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
15.01 - 20.00                     5         $241,292        0.04%     10.061%         283      17.57%
20.01 - 25.00                     6          603,578        0.11       7.452          308      21.57
25.01 - 30.00                     4          445,779        0.08       7.712          326      27.06
30.01 - 35.00                    10        1,289,441        0.24       7.925          353      32.32
35.01 - 40.00                    22        2,864,734        0.52       7.261          319      37.20
40.01 - 45.00                    32        4,996,264        0.91       7.712          354      42.94
45.01 - 50.00                    44        8,652,496        1.58       7.693          356      48.08
50.01 - 55.00                    50        9,395,822        1.71       7.345          355      52.55
55.01 - 60.00                    75       15,453,326        2.82       7.418          355      58.21
60.01 - 65.00                    78       16,113,663        2.94       7.541          353      63.47
65.01 - 70.00                   160       34,807,601        6.35       7.532          356      68.55
70.01 - 75.00                   204       44,594,010        8.14       7.658          356      73.85
75.01 - 80.00                 1,114      223,038,524       40.69       7.359          356      79.64
80.01 - 85.00                   306       65,230,140       11.90       7.662          356      84.44
85.01 - 90.00                   295       66,830,346       12.19       7.641          356      89.36
90.01 - 95.00                   196       40,071,007        7.31       7.886          353      94.59
95.01 - 100.00                  221       13,448,493        2.45      10.231          204      99.74
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Minimum: 15.96%
Maximum: 100.00%
Weighted Average: 78.96%


                                     III-22

                             Group I Mortgage Loans

                             Range of Gross Margins

                                                           % of
                                                         Mortgage
                                                          Pool by
                                          Aggregate      Aggregate    Weighted    Weighted    Weighted
                              Number       Cut-off        Cut-off     Average      Average    Average
                                of           Date          Date        Gross      Remaining   Combined
                             Mortgage     Principal      Principal    Interest      Term      Original
Range of Gross Margins (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
--------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                  471      $52,067,623        9.50%      8.264%         303      78.03%
3.500 or less                      69       12,639,392        2.31       7.732          357      83.98
3.501 - 4.000                      29        5,253,937        0.96       7.220          355      77.60
4.001 - 4.500                       3          729,730        0.13       5.161          354      79.20
4.501 - 5.000                      15        3,247,729        0.59       6.714          356      80.94
5.001 - 5.500                     223       47,316,932        8.63       7.131          356      75.58
5.501 - 6.000                     390       80,880,628       14.76       7.177          356      76.94
6.001 - 6.500                     666      146,700,461       26.77       7.386          356      78.18
6.501 - 7.000                     479      100,254,935       18.29       7.609          356      80.34
7.001 - 7.500                     298       61,636,841       11.25       8.050          356      81.55
7.501 - 8.000                     179       37,348,307        6.81       8.265          356      82.37
Total/Weighted Average/
% of Mortgage Loan Pool:        2,822     $548,076,515      100.00%      7.591%         351      78.96%

Non-Zero Minimum: 1.800%
Maximum: 7.990%
Non-Zero Weighted Average: 6.353%


                                     III-23

                             Group I Mortgage Loans

                         Range of Minimum Mortgage Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Minimum           Mortgage     Principal      Principal    Interest      Term      Original
Mortgage Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                471      $52,067,623        9.50%      8.264%         303      78.03%
5.000 or less                     1          406,713        0.07       4.625          354      78.56
5.001 - 5.500                     5        1,270,334        0.23       6.144          355      81.40
5.501 - 6.000                    40        9,728,812        1.78       5.950          355      79.02
6.001 - 6.500                   113       26,013,171        4.75       6.404          356      78.29
6.501 - 7.000                   537      125,837,780       22.96       6.844          356      78.31
7.001 - 7.500                   514      108,970,629       19.88       7.312          356      78.70
7.501 - 8.000                   551      115,968,841       21.16       7.802          356      79.24
8.001 - 8.500                   274       52,696,595        9.61       8.297          356      79.03
8.501 - 9.000                   205       38,143,391        6.96       8.770          357      81.74
9.001 - 9.500                    61       10,164,820        1.85       9.292          357      80.48
9.501 - 10.000                   35        5,333,477        0.97       9.781          357      82.88
10.001 -10.500                   12        1,228,702        0.22      10.124          357      76.78
10.501 - 11.000                   2          195,695        0.04      10.606          357      81.94
11.001 - 11.500                   1           49,933        0.01      11.350          356      18.83
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Non-Zero Minimum: 4.625%
Maximum: 11.350%
Non-Zero Weighted Average: 7.513%


                                     III-24

                             Group I Mortgage Loans

                         Range of Maximum Mortgage Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Maximum           Mortgage     Principal      Principal    Interest      Term      Original
Mortgage Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                471      $52,067,623        9.50%      8.264%         303      78.03%
12.500 or less                   42       10,274,503        1.87       5.787          355      80.07
12.501 - 13.000                 112       25,931,687        4.73       6.355          356      78.15
13.001 - 13.500                 533      124,968,211       22.80       6.841          356      78.27
13.501 - 14.000                 518      109,893,306       20.05       7.312          356      78.71
14.001 - 14.500                 553      116,510,803       21.26       7.805          356      79.23
14.501 - 15.000                 279       53,520,883        9.77       8.296          356      78.94
15.001 - 15.500                 202       37,833,756        6.90       8.767          357      81.97
15.501 - 16.000                  64       10,640,092        1.94       9.291          357      80.40
16.001 - 16.500                  33        5,042,042        0.92       9.789          357      83.76
16.501 - 17.000                  11        1,048,203        0.19      10.203          357      77.24
17.001 - 17.500                   3          295,475        0.05      10.435          356      65.34
18.001 - 18.500                   1           49,933        0.01      11.350          356      18.83
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Non-Zero Minimum: 11.125%
Maximum: 18.350%
Non-Zero Weighted Average: 14.019%


                                     III-25

                             Group I Mortgage Loans

                              Initial Periodic Cap

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Initial Periodic Cap (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                471      $52,067,623        9.50%      8.264%         303      78.03%
1.000                            29        4,191,457        0.76       7.636          356      82.08
1.500                            43        8,359,984        1.53       6.834          355      80.27
2.000                            14        2,627,386        0.48       8.147          355      77.36
2.500                             1          232,706        0.04       8.850          354      90.00
3.000                         2,141      452,373,702       82.54       7.558          356      79.14
3.100                             1          132,285        0.02       7.250          356      80.00
5.000                           122       28,091,373        5.13       7.034          357      77.05
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Non-Zero Minimum: 1.000%
Maximum: 5.000%
Non-Zero Weighted Average: 3.066%


                                     III-26

                             Group I Mortgage Loans

                             Subsequent Periodic Cap

                                                            % of
                                                          Mortgage
                                                           Pool by
                                           Aggregate      Aggregate    Weighted    Weighted    Weighted
                               Number       Cut-off        Cut-off     Average      Average    Average
                                 of           Date          Date        Gross      Remaining   Combined
                              Mortgage     Principal      Principal    Interest      Term      Original
Subsequent Periodic Cap (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
---------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                   471      $52,067,623        9.50%      8.264%         303      78.03%
1.000                            2,330      492,286,524       89.82       7.516          356      79.09
1.500                               13        2,500,288        0.46       8.136          355      76.97
2.000                                8        1,222,080        0.22       8.094          356      73.72
Total/Weighted Average/
% of Mortgage Loan Pool:         2,822     $548,076,515      100.00%      7.591%         351      78.96%

Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.005%


                                     III-27

                             Group I Mortgage Loans

                         Months to Next Rate Adjustment

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Months to Next Rate        Mortgage     Principal      Principal    Interest      Term      Original
Adjustment (months)         Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                471      $52,067,623        9.50%      8.264%         303      78.03%
15                                1          218,720        0.04       8.325          351      70.51
16                                5          971,489        0.18       7.737          352      84.59
17                                7        2,034,101        0.37       7.120          353      83.49
18                               61       10,550,201        1.92       7.301          354      82.90
19                              212       40,727,929        7.43       7.209          355      79.24
20                              633      138,877,475       25.34       7.507          356      79.17
21                            1,153      240,913,123       43.96       7.680          357      79.20
22                                1           93,539        0.02       8.990          358      80.00
29                                3          685,923        0.13       7.076          353      79.12
30                                8        1,701,017        0.31       6.245          354      77.76
31                               14        2,583,474        0.47       7.405          355      80.73
32                               38        9,010,301        1.64       6.988          356      77.16
33                               57       12,023,278        2.19       7.561          357      78.08
54                                6        1,028,642        0.19       6.421          354      83.15
55                                2          299,809        0.05       6.750          355      58.82
56                                8        1,770,243        0.32       7.579          356      69.95
57                               25        5,930,689        1.08       7.411          357      77.81
114                               1          344,201        0.06       6.790          354      52.82
115                               4          631,624        0.12       7.112          355      83.74
116                              33        7,954,434        1.45       6.973          356      80.60
117                              79       17,658,680        3.22       7.105          357      75.56
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Non-Zero Minimum: 15 months
Maximum: 117 months
Non-Zero Weighted Average: 27 months


                                     III-28

                             Group I Mortgage Loans

                 Geographic Distribution of Mortgaged Properties

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Geographic Distribution    Mortgage     Principal      Principal    Interest      Term      Original
of Mortgaged Properties     Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
California                      636     $163,953,940       29.91%      7.427%         353      75.69%
Florida                         240       40,097,591        7.32       7.504          352      77.83
Massachusetts                   166       38,613,678        7.05       7.379          350      79.85
New York                        139       35,647,169        6.50       7.403          355      77.75
Maryland                        175       34,494,861        6.29       7.834          349      81.40
New Jersey                      141       33,530,627        6.12       7.485          352      79.53
Illinois                        190       33,480,406        6.11       7.752          353      82.45
Washington                      144       24,046,425        4.39       7.656          350      81.97
Arizona                         104       17,078,235        3.12       7.830          347      81.57
Virginia                         89       15,708,211        2.87       7.953          343      79.88
Texas                           147       14,910,388        2.72       8.024          347      81.88
Connecticut                      67       12,839,458        2.34       7.736          346      79.86
Pennsylvania                     66        7,913,170        1.44       7.704          350      82.11
Nevada                           35        6,461,799        1.18       7.550          352      79.62
Rhode Island                     22        5,108,241        0.93       7.084          354      80.09
Other                           461       64,192,315       11.71       7.865          352      81.34
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Number of States/District of Columbia Represented: 45


                                     III-29

                             Group I Mortgage Loans

                                    Occupancy

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Occupancy                   Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Primary                       2,754     $534,156,886       97.46%      7.590%         351      78.88%
Investment                       45        9,230,578        1.68       7.710          354      82.47
Second Home                      23        4,689,051        0.86       7.532          344      81.99
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%



                                  Property Type

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Property Type               Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Single Family Residence       2,079     $401,200,906       73.20%      7.599%         351      78.52%
Planned Unit Development        299       52,464,097        9.57       7.741          348      80.75
Condominium                     280       47,719,181        8.71       7.506          352      80.60
2-4 Family                      164       46,692,332        8.52       7.447          353      79.12
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%


                                     III-30

                             Group I Mortgage Loans

                                  Loan Purpose

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Loan Purpose                Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Refinance - Cashout           2,223     $481,606,884       87.87%      7.554%         353      78.43%
Purchase                        488       43,324,733        7.90       8.087          334      83.62
Refinance - Rate Term           111       23,144,898        4.22       7.433          351      81.44
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%



                               Documentation Level

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Documentation Level         Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Full Documentation            1,758     $319,370,682       58.27%      7.525%         352      80.50%
Stated Documentation            969      208,989,701       38.13       7.684          350      76.48
Limited Documentation            95       19,716,132        3.60       7.688          354      80.47
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%


                                     III-31

                             Group I Mortgage Loans

                             Range of Credit Scores

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Range of Credit Scores      Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
500 - 524                       193      $37,429,752        6.83%      8.383%         356      74.58%
525 - 549                       216       43,452,004        7.93       8.174          355      73.65
550 - 574                       287       58,916,492       10.75       7.869          356      78.67
575 - 599                       414       78,920,508       14.40       7.505          355      77.21
600 - 624                       547      105,550,631       19.26       7.528          350      79.21
625 - 649                       480       93,698,605       17.10       7.364          351      80.38
650 - 674                       333       65,441,029       11.94       7.392          347      81.61
675 - 699                       173       32,400,519        5.91       7.355          346      83.00
700 - 724                        98       16,325,957        2.98       7.175          342      80.96
725 - 749                        49        8,809,926        1.61       6.891          344      82.19
750 - 774                        16        4,086,445        0.75       6.904          353      84.79
775 - 799                        12        2,080,994        0.38       7.775          331      80.41
800 +                             4          963,654        0.18       7.274          356      78.76
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%

Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 612


                                     III-32

                             Group I Mortgage Loans

                        Original Prepayment Penalty Term

                                                            % of
                                                          Mortgage
                                                           Pool by
                                           Aggregate      Aggregate    Weighted    Weighted    Weighted
                               Number       Cut-off        Cut-off     Average      Average    Average
                                 of           Date          Date        Gross      Remaining   Combined
Original Prepayment Penalty   Mortgage     Principal      Principal    Interest      Term      Original
Term (months) (months)         Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
---------------------------   --------   --------------   ---------    --------    ---------   --------
0                                1,072     $210,132,191       38.34%      7.661%         350      80.30%
12                                  75       16,123,608        2.94       7.640          354      78.75
18                                   1          147,000        0.03       6.700          356      89.14
24                               1,381      266,031,071       48.54       7.604          353      78.95
36                                 293       55,642,646       10.15       7.259          349      74.04
Total/Weighted Average/
% of Mortgage Loan Pool:         2,822     $548,076,515      100.00%      7.591%         351      78.96%

 Non-Zero Minimum: 12 months
 Maximum: 36 months
 Non-Zero Weighted Average: 25 months



                                  Lien Position

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Lien Position               Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
1st Lien                      2,598     $535,979,470       97.79%      7.522%         355      78.50%
2nd Lien                        224       12,097,046        2.21      10.645          178      99.57
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%


                                     III-33

                             Group I Mortgage Loans

                           Original Interest Only Term

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Original Interest          Mortgage     Principal      Principal    Interest      Term      Original
Only Term (months)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
0                             2,647     $503,227,215       91.82%      7.651%         351      78.68%
60                              134       34,360,219        6.27       6.960          356      82.80
120                              41       10,489,081        1.91       6.791          357      79.98
Total/Weighted Average/
% of Mortgage Loan Pool:      2,822     $548,076,515      100.00%      7.591%         351      78.96%


                                     III-34

                             Group II Mortgage Loans

                                  Product Types

                                                                                        % of
                                                                                      Mortgage
                                                                                       Pool by
                                                                       Aggregate      Aggregate    Weighted    Weighted    Weighted
                                                           Number       Cut-off        Cut-off     Average      Average    Average
                                                             of           Date          Date        Gross      Remaining   Combined
                                                          Mortgage     Principal      Principal    Interest      Term      Original
Product Types                                              Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
-------------------------------------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed - 15 Year                                                 56       $5,812,238        0.34%      8.462%         176      82.93%
Fixed - 20 Year                                                 19        1,808,860        0.11       7.986          236      85.68
Fixed - 25 Year                                                  4          370,936        0.02       7.242          296      89.83
Fixed - 30 Year                                                556       85,831,066        4.99       7.829          356      80.25
Balloon - 15/30                                              2,288      165,051,462        9.60      10.374          176      97.93
Balloon - 30/40                                                 26        8,576,777        0.50       7.622          357      85.10
ARM - 2 Year/6 Month Balloon 30/40                           1,390      471,777,019       27.45       7.525          356      80.97
ARM - 3 Year/6 Month Balloon 30/40                              36       13,517,904        0.79       7.429          356      82.90
ARM - 5 Year/6 Month Balloon 30/40                              18        5,852,204        0.34       7.347          356      83.54
ARM - 10 Year/6 Month Balloon 30/40                             15        4,988,047        0.29       7.254          357      80.24
ARM - 6 Month                                                    2          419,618        0.02       8.138          356      91.63
ARM - 2 Year/6 Month                                         4,279      726,024,700       42.24       7.621          356      80.52
ARM - 3 Year/6 Month                                           189       30,664,284        1.78       7.556          356      81.12
ARM - 5 Year/6 Month                                             5        1,542,083        0.09       7.833          357      76.95
ARM - 10 Year/6 Month                                           36        9,880,610        0.57       7.353          356      79.85
Interest Only ARM - 2 Year/6 Month - 60 Month IO term          420      137,301,397        7.99       7.078          356      81.66
Interest Only ARM - 3 Year/6 Month - 60 Month IO term           21        5,613,520        0.33       7.046          357      81.47
Interest Only ARM - 5 Year/6 Month - 60 Month IO term           21        6,238,393        0.36       6.958          356      80.38
Interest Only ARM - 10 Year/6 Month - 60 Month IO term           6        2,521,031        0.15       7.161          356      76.75
Interest Only ARM - 2 Year/6 Month - 120 Month IO term          29       10,128,187        0.59       7.338          356      81.00
Interest Only ARM - 3 Year/6 Month - 120 Month IO term           5        2,023,248        0.12       6.458          356      81.36
Interest Only ARM - 5 Year/6 Month - 120 Month IO term           3          650,600        0.04       7.125          355      81.75
Interest Only ARM - 10 Year/6 Month - 120 Month IO term         64       22,178,940        1.29       6.803          357      81.60
Total/Weighted Average/
% of Mortgage Loan Pool:                                     9,488   $1,718,773,124      100.00%      7.804%         338      82.48%


                                     III-35

                             Group I Mortgage Loans

                          Range of Gross Interest Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Gross             Mortgage     Principal      Principal    Interest      Term      Original
Interest Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
5.000 - 5.999                   144      $36,214,864        2.11%      5.826%         351      78.57%
6.000 - 6.999                 1,853      456,238,256       26.54       6.673          354      79.96
7.000 - 7.999                 3,128      687,819,526       40.02       7.546          354      80.93
8.000 - 8.999                 1,821      324,914,509       18.90       8.478          347      82.70
9.000 - 9.999                   914       99,187,160        5.77       9.546          297      87.26
10.000 - 10.999                 892       65,477,908        3.81      10.644          193      97.76
11.000 - 11.999                 574       39,722,445        2.31      11.444          178      99.29
12.000 - 12.999                 160        9,145,266        0.53      12.516          177      98.83
13.000 - 13.999                   2           53,191        0.00      13.208          192      71.99
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Minimum: 5.140%
Maximum: 13.250%
Weighted Average: 7.804%


                                     III-36

                             Group II Mortgage Loans

                    Range of Cut-off Date Principal Balances

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Cut-off Date      Mortgage     Principal      Principal    Interest      Term      Original
Principal Balances ($)      Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
1 - 25,000                      137       $2,728,899        0.16%     10.522%         178      98.13%
25,001 - 50,000                 717       27,645,253        1.61      10.505          193      96.52
50,001 - 75,000               1,220       76,945,234        4.48       9.468          266      89.38
75,001 - 100,000              1,246      109,112,713        6.35       8.804          291      87.07
100,001 - 125,000             1,076      120,428,092        7.01       8.286          313      84.18
125,001 - 150,000               822      112,736,584        6.56       7.999          330      82.90
150,001 - 175,000               665      107,501,080        6.25       7.749          344      81.35
175,001 - 200,000               556      104,334,340        6.07       7.660          349      80.34
200,001 - 225,000               478      101,639,934        5.91       7.612          352      80.96
225,001 - 250,000               371       88,234,278        5.13       7.514          352      80.80
250,001 - 275,000               308       80,617,894        4.69       7.455          355      80.48
275,001 - 300,000               350      100,633,162        5.85       7.477          354      80.71
300,001 - 325,000               218       68,128,433        3.96       7.345          354      80.72
325,001 - 350,000               182       61,470,407        3.58       7.328          355      80.24
350,001 - 375,000               141       50,864,746        2.96       7.410          355      81.67
375,001 - 400,000               130       50,407,073        2.93       7.387          356      81.05
400,001 - 425,000               128       53,152,747        3.09       7.395          353      80.47
425,001 - 450,000               144       63,137,038        3.67       7.361          356      81.49
450,001 - 475,000               104       47,993,662        2.79       7.368          355      82.96
475,001 - 500,000               103       50,186,689        2.92       7.422          356      81.80
500,001 - 750,000               351      207,308,417       12.06       7.483          356      81.98
750,001 - 1,000,000              41       33,566,449        1.95       7.408          356      80.54
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Minimum: $9,888
Maximum: $977,500
Average: $181,152


                                     III-37

                             Group II Mortgage Loans

                              Stated Original Term

                                                              % of
                                                            Mortgage
                                                             Pool by
                                             Aggregate      Aggregate    Weighted    Weighted    Weighted
                                 Number       Cut-off        Cut-off     Average      Average    Average
                                   of           Date          Date        Gross      Remaining   Combined
                                Mortgage     Principal      Principal    Interest      Term      Original
Stated Original Term (months)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
-----------------------------   --------   --------------   ---------    --------    ---------   --------
180                                2,344     $170,863,700        9.94%     10.309%         176      97.42%
240                                   19        1,808,860        0.11       7.986          236      85.68
300                                    4          370,936        0.02       7.242          296      89.83
360                                7,121    1,545,729,628       89.93       7.528          356      80.83
Total/Weighted Average/
% of Mortgage Loan Pool:           9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Minimum: 180 months
Maximum: 360 months
Weighted Average: 342 months



                         Range of Stated Remaining Terms

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Stated            Mortgage     Principal      Principal    Interest      Term      Original
Remaining Terms (months)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
169 - 180                     2,344     $170,863,700        9.94%     10.309%         176      97.42%
229 - 240                        19        1,808,860        0.11       7.986          236      85.68
289 - 300                         4          370,936        0.02       7.242          296      89.83
349 - 360                     7,121    1,545,729,628       89.93       7.528          356      80.83
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Minimum: 171 months
Maximum: 358 months
Weighted Average: 338 months


                                     III-38

                             Group II Mortgage Loans

                      Range of Combined Original LTV Ratios

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Combined          Mortgage     Principal      Principal    Interest      Term      Original
Original LTV Ratios (%)     Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
15.01 - 20.00                     1          $49,574        0.00%      9.790%         356      19.27%
20.01 - 25.00                     3          228,299        0.01       7.340          294      23.48
25.01 - 30.00                     4          192,452        0.01       8.882          346      28.43
30.01 - 35.00                     5          890,113        0.05       7.754          356      33.14
35.01 - 40.00                    18        1,773,133        0.10       8.203          356      37.13
40.01 - 45.00                    23        3,368,603        0.20       7.333          337      42.93
45.01 - 50.00                    33        5,677,137        0.33       7.673          351      48.09
50.01 - 55.00                    41        7,873,579        0.46       7.944          356      52.70
55.01 - 60.00                    64       11,423,177        0.66       7.657          353      58.23
60.01 - 65.00                    93       18,122,247        1.05       7.413          349      63.18
65.01 - 70.00                   206       44,650,914        2.60       7.694          353      68.46
70.01 - 75.00                   255       58,638,833        3.41       7.734          354      73.94
75.01 - 80.00                 4,774    1,019,571,907       59.32       7.379          355      79.92
80.01 - 85.00                   560      124,390,107        7.24       7.757          351      84.41
85.01 - 90.00                 1,022      211,976,524       12.33       7.891          350      89.67
90.01 - 95.00                   363       67,156,605        3.91       8.509          332      94.78
95.01 - 100.00                2,023      142,789,921        8.31      10.551          179      99.97
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Minimum: 19.27%
Maximum: 100.00%
Weighted Average: 82.48%


                                     III-39

                             Group II Mortgage Loans

                             Range of Gross Margins

                                                           % of
                                                         Mortgage
                                                          Pool by
                                          Aggregate      Aggregate    Weighted    Weighted    Weighted
                              Number       Cut-off        Cut-off     Average      Average    Average
                                of           Date          Date        Gross      Remaining   Combined
                             Mortgage     Principal      Principal    Interest      Term      Original
Range of Gross Margins (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
--------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                2,949     $267,451,340       15.56%      9.407%         240      91.43%
3.500 or less                      26        6,352,202        0.37       7.707          357      81.89
3.501 - 4.000                       9        1,883,500        0.11       6.970          355      80.00
4.001 - 4.500                       9        1,558,681        0.09       5.914          355      80.52
4.501 - 5.000                      91       18,108,068        1.05       5.891          355      77.65
5.001 - 5.500                     507      117,100,700        6.81       6.721          356      80.01
5.501 - 6.000                   1,028      236,271,279       13.75       6.880          356      79.71
6.001 - 6.500                   1,587      386,479,100       22.49       7.297          356      80.32
6.501 - 7.000                   1,369      296,632,392       17.26       7.627          356      81.00
7.001 - 7.500                     845      180,439,358       10.50       7.965          356      82.23
7.501 - 8.000                     800      173,318,225       10.08       8.513          356      82.44
8.001 - 8.500                     160       19,845,680        1.15       9.181          356      82.20
8.501 - 9.000                      94       12,166,173        0.71       9.704          356      81.29
9.001 - 9.500                      11          867,485        0.05      10.252          357      83.00
9.501 - 10.000                      3          298,944        0.02      10.859          357      78.21
Total/Weighted Average/
% of Mortgage Loan Pool:        9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 3.327%
Maximum: 9.990%
Non-Zero Weighted Average: 6.566%


                                     III-40

                             Group II Mortgage Loans

                         Range of Minimum Mortgage Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Minimum           Mortgage     Principal      Principal    Interest      Term      Original
Mortgage Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              2,949     $267,451,340       15.56%      9.407%         240      91.43%
5.000 or less                     1          581,500        0.03       5.425          355      87.44
5.001 - 5.500                    12        2,352,069        0.14       5.390          355      76.47
5.501 - 6.000                   125       31,432,657        1.83       5.870          355      78.74
6.001 - 6.500                   521      135,188,795        7.87       6.353          356      80.16
6.501 - 7.000                 1,260      308,431,334       17.94       6.828          356      80.04
7.001 - 7.500                 1,297      298,498,858       17.37       7.309          356      80.65
7.501 - 8.000                 1,520      330,788,290       19.25       7.777          356      81.04
8.001 - 8.500                   801      166,370,376        9.68       8.275          356      81.74
8.501 - 9.000                   601      114,426,415        6.66       8.759          356      82.57
9.001 - 9.500                   223       37,311,443        2.17       9.266          356      81.89
9.501 - 10.000                  140       20,917,941        1.22       9.666          356      81.12
10.001 -10.500                   26        3,693,551        0.21      10.239          356      82.19
10.501 - 11.000                  11        1,283,575        0.07      10.686          357      77.93
11.001 - 11.500                   1           44,981        0.00      11.375          356     100.00
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 4.925%
Maximum: 11.375%
Non-Zero Weighted Average: 7.508%


                                     III-41

                             Group II Mortgage Loans

                         Range of Maximum Mortgage Rates

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Range of Maximum           Mortgage     Principal      Principal    Interest      Term      Original
Mortgage Rates (%)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              2,949     $267,451,340       15.56%      9.407%         240      91.43%
12.500 or less                  417       84,299,857        4.90       6.108          355      79.54
12.501 - 13.000                 886      188,614,987       10.97       6.611          356      79.68
13.001 - 13.500               1,298      305,160,441       17.75       6.984          356      80.19
13.501 - 14.000               1,434      315,428,707       18.35       7.488          356      80.83
14.001 - 14.500               1,159      276,003,016       16.06       7.885          356      81.43
14.501 - 15.000                 696      154,913,805        9.01       8.438          356      81.98
15.001 - 15.500                 387       80,447,600        4.68       8.869          357      82.56
15.501 - 16.000                 179       32,794,746        1.91       9.441          356      81.99
16.001 - 16.500                  56        9,590,523        0.56       9.835          357      81.21
16.501 - 17.000                  21        3,495,102        0.20      10.345          357      80.69
17.001 - 17.500                   4          478,042        0.03      10.691          357      83.73
17.501 - 18.000                   2           94,960        0.01      10.928          355      89.22
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 11.140%
Maximum: 17.875%
Non-Zero Weighted Average: 13.824%


                                     III-42

                             Group II Mortgage Loans

                              Initial Periodic Cap

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Initial Periodic Cap (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              2,949     $267,451,340       15.56%      9.407%         240      91.43%
1.000                            10        2,705,360        0.16       7.843          356      86.13
1.500                            26        6,437,335        0.37       7.455          355      82.84
2.000                             5        1,405,296        0.08       7.159          355      85.57
3.000                         6,351    1,393,744,748       81.09       7.526          356      80.82
3.100                             3        1,261,424        0.07       6.935          356      80.00
5.000                           144       45,767,621        2.66       7.004          356      80.67
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 1.000%
Maximum: 5.000%
Non-Zero Weighted Average: 3.052%



                             Subsequent Periodic Cap

                                                            % of
                                                          Mortgage
                                                           Pool by
                                           Aggregate      Aggregate    Weighted    Weighted    Weighted
                               Number       Cut-off        Cut-off     Average      Average    Average
                                 of           Date          Date        Gross      Remaining   Combined
                              Mortgage     Principal      Principal    Interest      Term      Original
Subsequent Periodic Cap (%)    Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
---------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans                 2,949     $267,451,340       15.56%      9.407%         240      91.43%
1.000                            6,535    1,450,399,251       84.39       7.509          356      80.83
1.500                                2          710,204        0.04       7.125          355      90.00
2.000                                2          212,329        0.01       8.518          356      79.87
Total/Weighted Average/
% of Mortgage Loan Pool:         9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.000%


                                     III-43

                             Group II Mortgage Loans

                         Months to Next Rate Adjustment

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Months to Next Rate        Mortgage     Principal      Principal    Interest      Term      Original
Adjustment (months)         Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Fixed Rate Loans              2,949     $267,451,340       15.56%      9.407%         240      91.43%
2                                 1          282,840        0.02       8.750          356      90.00
3                                 1          136,777        0.01       6.871          357      95.00
16                               10        2,710,004        0.16       6.526          352      78.58
17                               53        9,376,877        0.55       7.259          353      83.28
18                              178       32,114,351        1.87       7.276          354      81.85
19                            1,388      235,634,388       13.71       7.291          355      80.43
20                            1,970      436,731,038       25.41       7.468          356      80.91
21                            2,516      628,100,120       36.54       7.682          357      80.78
22                                3          564,525        0.03       8.473          358      83.34
29                                4          963,928        0.06       7.128          353      86.91
30                               10        1,621,995        0.09       7.299          354      84.69
31                               63       10,388,079        0.60       7.104          355      80.91
32                               80       16,670,797        0.97       7.274          356      80.80
33                               94       22,174,156        1.29       7.711          357      82.14
51                                1          339,920        0.02       5.990          351      80.00
53                                1          296,863        0.02       5.750          353      80.00
54                                3        1,065,959        0.06       6.695          354      86.98
56                               17        4,814,264        0.28       7.368          356      81.81
57                               25        7,766,274        0.45       7.310          357      80.43
114                               1          696,818        0.04       7.475          354      74.87
115                               8        2,452,494        0.14       6.369          355      79.12
116                              42       13,845,069        0.81       6.952          356      79.60
117                              70       22,574,247        1.31       7.119          357      81.69
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 2 months
Maximum: 117 months
Non-Zero Weighted Average: 24 months


                                     III-44

                             Group II Mortgage Loans

                 Geographic Distribution of Mortgaged Properties

                                                           % of
                                                         Mortgage
                                                          Pool by
                                          Aggregate      Aggregate    Weighted    Weighted    Weighted
                              Number       Cut-off        Cut-off     Average      Average    Average
                                of           Date          Date        Gross      Remaining   Combined
Geographic Distribution of   Mortgage     Principal      Principal    Interest      Term      Original
Mortgaged Properties          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
--------------------------   --------   --------------   ---------    --------    ---------   --------
California                      2,173     $575,472,611       33.48%      7.752%         332      83.01%
Florida                           796      130,163,218        7.57       7.888          341      81.48
New York                          409       98,540,410        5.73       7.823          335      83.24
Maryland                          419       88,145,922        5.13       7.857          340      82.58
New Jersey                        339       73,319,264        4.27       7.843          340      81.78
Virginia                          314       61,504,654        3.58       8.135          340      82.03
Illinois                          399       60,353,143        3.51       7.764          342      82.86
Texas                             459       52,376,731        3.05       7.952          341      82.08
Massachusetts                     242       50,606,056        2.94       7.622          338      82.77
Washington                        311       50,493,479        2.94       7.665          333      83.74
Arizona                           299       49,080,688        2.86       7.928          344      80.01
Pennsylvania                      283       37,643,152        2.19       7.832          351      80.97
Michigan                          293       32,839,220        1.91       7.665          353      81.06
Ohio                              297       32,548,006        1.89       7.498          343      82.12
North Carolina                    244       28,260,919        1.64       8.064          343      82.03
Other                           2,211      297,425,649       17.30       7.808          343      82.47
Total/Weighted Average/
% of Mortgage Loan Pool:        9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Number of States/District of Columbia Represented: 49


                                     III-45

                             Group II Mortgage Loans

                                    Occupancy

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Occupancy                   Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Primary                       9,113   $1,655,593,658       96.32%      7.795%         338      82.38%
Second Home                     244       40,280,666        2.34       8.004          333      85.53
Investment                      131       22,898,801        1.33       8.160          350      84.31
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%



                                  Property Type

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Property Type               Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Single Family Residence       7,278   $1,282,202,035       74.60%      7.786%         339      82.28%
Planned Unit Development        934      191,232,372       11.13       7.941          335      82.96
Condominium                     781      130,665,689        7.60       7.783          333      83.25
2-4 Family                      495      114,673,027        6.67       7.803          338      83.07
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%


                                     III-46

                             Group II Mortgage Loans

                                  Loan Purpose

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Loan Purpose                Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Purchase                      6,164   $1,061,364,535       61.75%      7.859%         334      83.30%
Refinance - Cashout           2,676      555,202,680       32.30       7.786          345      81.29
Refinance - Rate Term           648      102,205,909        5.95       7.334          346      80.48
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%



                               Documentation Level

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Documentation Level         Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
Full Documentation            5,036     $838,685,794       48.80%      7.494%         342      82.69%
Stated Documentation          4,136      817,563,418       47.57       8.131          334      82.25
Limited Documentation           316       62,523,912        3.64       7.702          337      82.77
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%



                                     III-47

                             Group II Mortgage Loans

                             Range of Credit Scores

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Range of Credit Scores      Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
500 - 524                       115      $27,071,488        1.58%      8.812%         354      75.67%
525 - 549                       297       50,032,866        2.91       8.574          353      76.57
550 - 574                       539      102,359,584        5.96       8.215          354      79.52
575 - 599                     1,368      219,211,302       12.75       7.680          355      80.54
600 - 624                     2,112      372,788,297       21.69       7.805          339      82.87
625 - 649                     1,936      335,377,639       19.51       7.689          337      83.30
650 - 674                     1,344      257,874,753       15.00       7.748          331      83.54
675 - 699                       720      142,439,025        8.29       7.841          327      84.03
700 - 724                       529      102,978,095        5.99       7.605          326      84.03
725 - 749                       302       62,775,947        3.65       7.658          325      84.05
750 - 774                       143       29,589,011        1.72       7.606          328      83.07
775 - 799                        71       14,928,071        0.87       7.891          323      83.96
800 +                            12        1,347,046        0.08       8.934          308      85.45
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 635


                                     III-48

                             Group II Mortgage Loans

                        Original Prepayment Penalty Term

                                                            % of
                                                          Mortgage
                                                           Pool by
                                           Aggregate      Aggregate    Weighted    Weighted    Weighted
                               Number       Cut-off        Cut-off     Average      Average    Average
                                 of           Date          Date        Gross      Remaining   Combined
Original Prepayment Penalty   Mortgage     Principal      Principal    Interest      Term      Original
Term (months)                  Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
---------------------------   --------   --------------   ---------    --------    ---------   --------
0                                2,815     $496,387,400       28.88%      8.157%         332      83.51%
12                                 261       57,406,679        3.34       7.947          342      82.65
18                                   2          569,775        0.03       6.770          357      80.00
24                               5,370      990,035,341       57.60       7.672          341      82.29
36                               1,039      174,316,372       10.14       7.510          339      80.60
60                                   1           57,557        0.00       9.500          177     100.00
Total/Weighted Average/
% of Mortgage Loan Pool:         9,488   $1,718,773,124      100.00%      7.804%         338      82.48%

Non-Zero Minimum: 12 months
Maximum: 60 months
Non-Zero Weighted Average: 25 months



                                  Lien Position

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
                           Mortgage     Principal      Principal    Interest      Term      Original
Lien Position               Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
1st Lien                      7,255   $1,565,875,298       91.10%      7.530%         354      80.83%
2nd Lien                      2,233      152,897,826        8.90      10.615          177      99.46
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%


                                     III-49

                             Group II Mortgage Loans

                           Original Interest Only Term

                                                         % of
                                                       Mortgage
                                                        Pool by
                                        Aggregate      Aggregate    Weighted    Weighted    Weighted
                            Number       Cut-off        Cut-off     Average      Average    Average
                              of           Date          Date        Gross      Remaining   Combined
Original Interest          Mortgage     Principal      Principal    Interest      Term      Original
Only Term (months)          Loans      Balance ($)      Balance     Rate (%)    (months)    LTV (%)
------------------------   --------   --------------   ---------    --------    ---------   --------
0                             8,919   $1,532,117,809       89.14%      7.896%         336      82.60%
60                              468      151,674,341        8.82       7.074          356      81.52
120                             101       34,980,974        2.04       6.944          357      81.41
Total/Weighted Average/
% of Mortgage Loan Pool:      9,488   $1,718,773,124      100.00%      7.804%         338      82.48%


                                     III-50